UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Outset Medical, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Outset Medical

2025 Proxy Statement

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice of 2025 Annual Meeting of Stockholders

Dear Outset Stockholders:

You are invited to attend Outset Medical, Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”).

When	Where	Record Date
June 2, 2025 (Monday) At 10:30 a.m., Pacific Time	Via live audio webcast: www.virtualshareholdermeeting.com/OM2025	Close of business on April 3, 2025

At the Annual Meeting, stockholders will be asked to vote on the following matters:

Items of Business*		Board Recommendation
Proposal 1:	To elect the two (2) Class II directors named in this proxy statement to hold office until the 2028 annual meeting of stockholders	✓	FOR each nominee
Proposal 2:	To hold a non-binding advisory vote to approve the 2024 compensation of our named executive officers as disclosed in this proxy statement	✓	FOR
Proposal 3:	To approve an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares	✓	FOR
Proposal 4:	To approve an amendment to our Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares	✓	FOR
Proposal 5:	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025	✓	FOR

*We will also conduct any other business properly brought before the meeting.

Attending the Annual Meeting	Voting

Stockholders of record at the close of business on April 3, 2025 can attend the Annual Meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/OM2025.

See page 5 of the accompanying proxy statement for additional information regarding participation in the virtual meeting.

Your vote is very important to us. Whether or not you plan to attend the virtual Annual Meeting, please ensure your shares are represented by voting promptly. For instructions on how to vote your shares, please refer to the instructions on the Internet Notice you received in the mail, the section entitled “Annual Meeting Information” beginning on page 1 of the accompanying proxy statement or, if you requested to receive printed copies of these materials, your enclosed proxy card.

By order of the Board of Directors,

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting to be Held

on June 2, 2025 at 10:30 a.m. Pacific Time via live audio webcast at www.virtualshareholdermeeting.com/OM2025

This Notice of 2025 Annual Meeting of Stockholders, the accompanying proxy statement and our 2024 annual report on Form 10-K are available on our website at https://investors.outsetmedical.com/financial-information/annual-reports, as well as at www.proxyvote.com.

/s/ John L. Brottem
John L. Brottem
General Counsel and Secretary

Outset Medical, Inc.
3052 Orchard Drive
San Jose, California 95134
April 11, 2025

Annual Meeting Information	1	Compensation Overview	30
Board and Corporate Governance Matters	8	2024 Summary Compensation Table	50
Proposal One: Election of Directors	8	Outstanding Equity Awards at 2024 Year-End	52
Overview of Our Nominees and Continuing Directors	9	Additional Narrative Disclosure	54
		Compensation Risk Assessment	55
Board Structure and Composition	16	Pay Versus Performance	56
Director Independence	16	Equity Plan Information	61
Board Leadership Structure	16	Equity Compensation Plan Information	61
Role of our Board in Risk Oversight	17	Proposal Three: Approval of Amendment to 2020 Equity Incentive Plan	62
Meetings of our Board	19	Proposal Four: Approval of Amendment to Employee Stock Purchase Plan	70
Committees of our Board	19	Stock Ownership	77
Committee Composition and Meetings	19	Security Ownership of Certain Beneficial Owners and Management	77
Audit Committee	19	Delinquent Section 16(a) Reports	79
Compensation Committee	20	Audit Matters	80
Compensation Committee Interlocks and Insider Participation	21	Proposal Five: Ratification of Appointment of Independent Registered Public Accounting Firm	80
Nominating and Corporate Governance Committee	21
		Report of the Audit Committee	81
Director Nomination Process	21	Additional Information	82
Stockholder Engagement	22	Other Matters	82
Code of Ethics and Business Conduct	23	Stockholder Proposals and Nominations for Next Year’s Annual Meeting of Stockholders	82
Corporate Governance Guidelines	23
Stock Ownership Guidelines	24	Availability of Annual Report on Form 10-K	82
Recoupment Policy	24	APPENDIX A – NON-GAAP RECONCILIATIONS	A-1
Insider Trading Policy	24	APPENDIX B – PROPOSED AMENDMENT TO 20220 EQUITY INCENTIVE PLAN	B-1
Anti-Hedging and Anti-Pledging Policy	24
Stockholder Communications with our Board	25	APPENDIX C – 2020 EQUITY INCENTIVE PLAN	C-1
Certain Relationships and Related Party Transactions	25	APPENDIX D – PROPOSED AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN	D-1
Director Compensation	27	APPENDIX E – EMPLOYEE STOCK PURCHASE PLAN	E-1
Non-Employee Director Compensation Policy	27
2024 Director Compensation Table	28

EXECUTIVE COMPENSATION	29
Proposal Two: Advisory Vote on Named Executive Officer Compensation	29

Proxy Statement

For the 2025 Annual Meeting of Stockholders

To be held on June 2, 2025

Annual Meeting Information

Our Board of Directors (“Board”) is soliciting your proxy for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Outset Medical, Inc. (“Outset,” the “Company,” “we,” “us” or “our”) and at any adjournment, continuation or postponement of the meeting for the purposes described in this proxy statement and the accompanying Notice of 2025 Annual Meeting of Stockholders. The Annual Meeting will take place on June 2, 2025 at 10:30 a.m. Pacific Time in a virtual format via live audio webcast. If you held shares of our common stock as of the close of business on the record date, April 3, 2025, you are invited to attend the meeting at www.virtualshareholdermeeting.com/OM2025 and vote on the proposals described in this proxy statement. On or about April 11, 2025, we will be mailing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders. The Internet Notice will include instructions on how to access the proxy materials over the Internet, including our proxy statement, Notice of 2025 Annual Meeting of Stockholders, proxy card and our 2024 annual report on Form 10-K (the “2024 annual report”). The Internet Notice will also describe how to vote online and, if desired, how to receive a printed set of proxy materials.

Important Note Regarding the 2025 Reverse Stock Split

Effective on March 20, 2025, we effected a one-for-fifteen reverse stock split of our outstanding common stock (the “Reverse Stock Split”). The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on March 20, 2025, and our common stock began trading on a post-split basis on March 20, 2025. In addition, the number of shares of common stock available for issuance under our equity incentive plans and issuable upon the exercise of stock options, warrants and restricted stock units outstanding prior to the Reverse Stock Split were proportionately adjusted. Accordingly, common stock share and per share amounts for all periods presented in this proxy statement have been retroactively adjusted to reflect the Reverse Stock Split.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Internet Notice to our stockholders as of the record date, beginning on or about April 11, 2025. The Internet Notice will instruct you as to how you may access and review the proxy materials on the Internet and, if desired, how to request a printed set of proxy materials. In addition, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to conserve natural resources and reduce our costs of printing and delivering proxy materials, while providing a convenient method for stockholders to access the materials and vote.

We provided some of our stockholders with a printed set of proxy materials instead of the Internet Notice if they previously requested to receive paper copies. If you received a printed set of proxy materials, we encourage you to consider helping us reduce the environmental impact of delivering printed materials by signing up to receive all of your future proxy materials electronically.

Who can vote?

If you were a stockholder of record as of the close of business on April 3, 2025 (the “record date”), you are entitled to vote your shares at the Annual Meeting. As of the record date, 17,722,035 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting.

2025 Proxy Statement	1

What am I voting on?

You are being asked to vote on five proposals:

•
Proposal One: To elect the two (2) Class II directors named in this proxy statement to hold office until the 2028 annual meeting of stockholders;
•
Proposal Two: To hold a non-binding advisory vote to approve the 2024 compensation of our named executive officers as disclosed in this proxy statement (the “say-on-pay vote”);
•
Proposal Three: To approve an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares;
•
Proposal Four: To approve an amendment to our Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares; and
•
Proposal Five: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025.

How does Outset’s Board recommend that I vote on each proposal?

Our Board recommends that our stockholders vote as follows:

Proposal		Board Recommendation
Proposal One:	Election of Directors	“FOR” the election of each of the two (2) Class II directors named in this proxy statement to hold office until the 2028 annual meeting of stockholders
Proposal Two:	Say-on-Pay Vote	“FOR” the approval, on a non-binding advisory basis, of the 2024 compensation of our named executive officers as disclosed in this proxy statement
Proposal Three:	Amendment to 2020 Equity Incentive Plan	“FOR” the approval of an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares
Proposal Four:	Amendment to Employee Stock Purchase Plan	“FOR” the approval of an amendment to our Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares
Proposal Five:	Ratification of Appointment of Independent Registered Public Accounting Firm	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025

What if another matter is properly brought before the meeting?

Our Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting in advance of the Annual Meeting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee (a “broker”). You may also vote your shares electronically during a designated portion of the virtual Annual Meeting after logging in as a “stockholder” with your 16-digit control number at www.virtualshareholdermeeting.com/OM2025. Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described below.

2025 Proxy Statement	2

•
Stockholders of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with Outset’s transfer agent, Equiniti Trust Company, LLC, then you are a “stockholder of record.” As a stockholder of record, you may vote by proxy in advance of the Annual Meeting in three ways:

Vote by Internet

Go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Internet Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 1, 2025 to be counted.

Vote by telephone

Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Internet Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 1, 2025 to be counted.

Vote by mail

If you received printed copies of the proxy materials, complete, sign and date the enclosed proxy card, and return it promptly in the envelope provided. If your signed proxy card is received by 11:59 p.m. Eastern Time on June 1, 2025, we will vote your shares as you direct.

•
Beneficial Owner: Shares Registered in the Name of Broker

If, on the record date, your shares were held not in your name, but in an account with a broker as custodian on your behalf, then you are considered the “beneficial owner” of shares held in “street name.” The Internet Notice or proxy materials, as applicable, are being forwarded to you by that broker who is considered the stockholder of record of those shares for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares by following the instructions for voting set forth on that organization’s voting instruction card.

If you need assistance voting your shares, please contact our proxy solicitor:

Sodali & Co

333 Ludlow Street, South Tower, 5th Floor

Stamford, CT 06902

Stockholders please call: 800-662-5200

Banks and brokers call: 203-658-9400

Email: OM.info@investor.sodali.com

What is the effect of giving a proxy? What if I return a proxy card or otherwise vote but do not make specific choices?

Proxies are solicited by and on behalf of our Board, and Leslie Trigg (our President and Chief Executive Officer (“CEO”)) and John Brottem (our General Counsel and Secretary) have been designated as proxy holders by our Board. If you properly grant your proxy, your shares will be voted as you instruct.

If you return a signed proxy card or otherwise vote without marking specific voting selections, your shares will be voted as the Board recommends: “For” the election of two (2) Class II directors (Proposal One); “For” the approval of named executive officer compensation (Proposal Two); “For” the approval of an amendment to our 2020 Equity Incentive Plan (Proposal Three); “For” the approval of an amendment to our Employee Stock Purchase Plan (Proposal Four); “For” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 (Proposal Five);

2025 Proxy Statement	3

and in accordance with the best judgment of your proxy holder for any other matters properly brought before the meeting, if any.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting in any of these ways:

•
Vote again over the Internet or by telephone as instructed above before 11:59 Eastern Time on June 1, 2025. Only your latest Internet or telephone vote is counted.
•
Submit a properly signed proxy card with a later date that is received no later than 11:59 Eastern Time on June 1, 2025. Only your latest dated proxy card will be counted.
•
Send a timely written notice that you are revoking your proxy to Outset’s Corporate Secretary at 3052 Orchard Drive, San Jose, California 95134.
•
Attend the virtual Annual Meeting and vote electronically during the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

If you are the beneficial owner of shares held in street name, you should follow the instructions provided by your broker, bank or other nominee to revoke previously submitted voting instructions.

What are broker non-votes?

Brokers holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025 (Proposal Five). The election of directors (Proposal One), the say-on-pay vote (Proposal Two), the proposal to amend our 2020 Equity Incentive Plan (Proposal Three) and the proposal to amend our Employee Stock Purchase Plan (Proposal Four) are non-routine matters.

A broker non-vote occurs when a broker does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. With respect to non-routine matters, such as Proposal One, Proposal Two, Proposal Three and Proposal Four, if a beneficial owner does not provide timely voting instructions to its broker, the broker does not have discretion to vote the beneficial owner’s shares on such matters and, accordingly, such shares will be treated as broker non-votes. Broker non-votes are considered present and entitled to vote at the Annual Meeting for the purposes of determining whether a quorum is present. However, broker non-votes are not considered “votes cast” and therefore will have no impact on the voting results. With respect to “routine” matters, such as Proposal Five, if a beneficial owner does not provide timely voting instructions to its broker, the broker may exercise discretionary voting authority and vote the beneficial owner’s shares on such matters. As a result, we do not expect any broker non-votes with respect to Proposal Five.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. A quorum will be present if the holders of at least a majority of the outstanding shares of our common stock entitled to vote are present at the Annual Meeting online or represented by proxy. On the record date, there were 17,722,035 shares of our common stock outstanding and entitled to vote. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions, withheld votes and broker non-votes are counted as present and entitled to vote.

2025 Proxy Statement	4

What vote is required for the approval of each proposal? What effect do “withhold” votes, abstentions and broker non-votes have on the proposals?

The following chart summarizes the proposals to be considered at the Annual Meeting, the vote required for approval of each proposal, and the manner in which votes will be counted:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of “Withhold” Votes or Abstentions	Effect of “Broker Non-Votes”
Proposal One: Election of Directors	For or Withhold on each nominee	Plurality of the votes cast. This means that the two nominees receiving the highest number of “For” votes will be elected as Class II directors.	Only “For” votes affect the outcome of the election. “Withhold” votes will have no impact.	Brokers do not have discretion to vote. Broker non-votes will not affect the outcome of the election of directors.
Proposal Two: Say-on-Pay Vote	For, Against or Abstain	Affirmative vote of a majority of the votes cast on the proposal.	Abstentions are not considered “votes cast” and therefore will not affect the outcome of this proposal.	Brokers do not have discretion to vote. Broker non-votes will not affect the outcome of this proposal.
Proposal Three: Amendment of 2020 Equity Incentive Plan	For, Against or Abstain	Affirmative vote of a majority of the votes cast on the proposal.	Abstentions are not considered “votes cast” and therefore will not affect the outcome of this proposal.	Brokers do not have discretion to vote. Broker non-votes will not affect the outcome of this proposal.
Proposal Four: Amendment of Employee Stock Purchase Plan	For, Against or Abstain	Affirmative vote of a majority of the votes cast on the proposal.	Abstentions are not considered “votes cast” and therefore will not affect the outcome of this proposal.	Brokers do not have discretion to vote. Broker non-votes will not affect the outcome of this proposal.
Proposal Five: Ratification of Appointment Independent Registered Public Accounting Firm	For, Against or Abstain	Affirmative vote of a majority of the votes cast on the proposal.	Abstentions are not considered “votes cast” and therefore will not affect the outcome of this proposal.	Brokers have discretion to vote. Therefore, we do not expect any broker non-votes.

Important Information About Our Virtual Annual Meeting:

•
Why is the Annual Meeting being held in a virtual format this year? Our Annual Meeting will again be held in a virtual meeting format via live audio webcast. We believe the virtual format enables our stockholders to safely and conveniently attend the Annual Meeting, while facilitating active and equal participation for all stockholders at no cost regardless of geographic location. We have designed our virtual format to help ensure that our stockholders who attend the Annual Meeting virtually will be afforded similar rights and opportunities to participate as they would at an in-person meeting.
•
How can I attend the Annual Meeting online? To join the Annual Meeting online, visit www.virtualshareholdermeeting.com/OM2025 and log in as a stockholder with your 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
•
When can I join the virtual Annual Meeting? The meeting will begin promptly at 10:30 a.m. Pacific Time on Monday, June 2, 2025. You may access the meeting platform beginning at 10:15 a.m. Pacific Time, and we encourage you to join in advance of the meeting start time to allow sufficient time to log in and confirm your connection and audio are working properly.

2025 Proxy Statement	5

•
Can I ask questions during the virtual Annual Meeting? Yes. If you are logged in as a stockholder at the virtual Annual Meeting, you will have an opportunity to submit questions live via the Internet during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click “submit.”

Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting as well as on the Investors section of our website prior to the meeting.

•
How do I vote during the virtual Annual Meeting? You will have an opportunity to vote your shares electronically during a designated portion of the virtual Annual Meeting after logging in as a stockholder with your 16-digit control number at www.virtualshareholdermeeting.com/OM2025. Whether or not you plan to join the Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
•
What if I lost my 16-digit control number? If you do not have your 16-digit control number, you will still be able to log in to the virtual Annual Meeting as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/OM2025 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.
•
What if I did not receive a 16-digit control number? If you are a beneficial owner of shares held in street name and did not receive a 16-digit control number on the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a stockholder. Instructions should also be provided on the voting instruction form provided by your broker. Without first obtaining your 16-digit control number and logging in as a stockholder, you will still be able to attend the meeting by logging in as a guest, however, you will not be able to vote your shares or ask questions during the meeting.
•
What if I have technical difficulties? On the meeting day, if you have trouble accessing the virtual meeting platform or encounter other technical difficulties with the platform before or during the meeting, please call the technical support number posted on the Annual Meeting login page at www.virtualshareholdermeeting.com/OM2025. Technical support information will also be available on the Annual Meeting login page prior to the meeting day.
•
Will a list of stockholders be available for inspection prior to and during the meeting? Yes. A complete list of stockholders of record will be available for inspection by any stockholder for at least ten (10) days prior to the Annual Meeting during ordinary business hours at our headquarters located at 3052 Orchard Drive, San Jose, California 95134. In addition, the list will be available for inspection online during the virtual Annual Meeting if you logged in as a stockholder with your 16-digit control number.
•
Will a recording of the meeting be available? Yes, following the Annual Meeting, a recording of the meeting will be available on www.virtualshareholdermeeting.com/OM2025 for one year following the meeting date.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Who is making this solicitation?

This proxy solicitation is being made on behalf of our Board. We have engaged Sodali & Co to assist in the solicitation of proxies and provide related advice and informational support. We will pay Sodali & Co a services fee, plus customary disbursements which are not expected to exceed $50,000 in total.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees (for no additional compensation) in person, by telephone or by other means of communication, including by

2025 Proxy Statement	6

mail or e-proxy. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Internet Notice?

If you receive more than one Internet Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Internet Notice to ensure that all of your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

Why were my proxy materials included in the same envelope as other people at my address? How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver a single copy of the Internet Notice and, if applicable, our proxy materials to stockholders of record who share the same address, unless we have received contrary instructions from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you share an address with another stockholder and receive only a single copy of the Internet Notice or, if applicable, our proxy materials, but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc., by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department and an additional copy of the materials will be promptly delivered to you. Similarly, if you receive multiple copies of the Internet Notice or, if applicable, the proxy materials but would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. Beneficial owners should contact their broker to request information about householding procedures.

2025 Proxy Statement	7

Board and Corporate Governance Matters

Proposal One: Election of Directors

General

Our Board currently consists of seven directors and is divided into three classes of directors that serve staggered three-year terms, currently Class I, with a term expiring in 2027, Class II, with a term expiring in 2025 and Class III, with a term expiring in 2026. At the Annual Meeting, our stockholders will vote on the election of two Class II directors for an additional three-year term expiring at our 2028 annual meeting of stockholders. Each of our other current directors will continue to serve as a director until the expiration of his or her three-year term and the election and qualification of his or her successor.

The two directors currently serving on our Board in Class II, the class whose term of office expires in 2025, have each been nominated by our Board, upon the recommendation of our Nominating and Corporate Governance Committee, to stand for election at the Annual Meeting: D. Keith Grossman and Patrick T. Hackett. Each of these two nominees has consented to being named as a nominee in this proxy statement and has agreed to serve, if elected, until our 2028 annual meeting of stockholders and until the election and qualification of his successor.

For more information about each of the director nominees and continuing directors, including information regarding the experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of our Board, please refer to the section below entitled “Overview of Our Nominees and Continuing Directors.”

Vote Required:

Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. This means that the two nominees receiving the highest number of affirmative votes will be elected. Broker non-votes and “Withhold” votes will have no effect on the outcome of this vote.

Board Recommendation:	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO (2) CLASS II DIRECTOR NOMINEES NAMED ABOVE.

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Overview of Our Nominees and Continuing Directors

The following table and the brief biographies that follow provide information, as of the date of this proxy statement, about each director nominee and each continuing director:

								Current Committee Membership*
	Age	Position(s)	Director Since	Class	Current Term Expires	Expiration of Term for Which Nominated	Independent	AC	CC	NCG
Director Nominees
D. Keith Grossman	64	Lead Independent Director	2014	II	2025	2028	Yes		X	X
Patrick T. Hackett	63	Director	2019	II	2025	2028	Yes	Chair		X
Continuing Directors
Brent D. Lang	57	Director	2024	III	2026	—	Yes	X
Andrea L. Saia	67	Director	2021	III	2026	—	Yes	X
Karen Drexler	65	Director	2021	I	2027	—	Yes		X	Chair
Dale E. Jones	65	Director	2022	I	2027	—	Yes		Chair
Leslie Trigg	54	President, CEO and Chair of the Board	2014	I	2027	—	No

* AC - Audit Committee; CC - Compensation Committee; NCG - Nominating and Corporate Governance Committee

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Director Dashboard

Our director nominees and continuing directors (which we refer to as our “directors” in these charts) bring diverse viewpoints and perspectives to our boardroom and exhibit a balance of tenure, skills, experiences and backgrounds that we believe enhances the deliberation and decision-making processes of our Board and allows our Board to effectively fulfill its oversight function.

Independence	Gender Diversity	Racial or Ethnic Diversity
6 of 7 directors are Independent Independent Management 1 7	3 of 7 directors are women (incl. our Chair) Women Men 4 3	2 of 7 directors are racially or ethnically diverse 5 2

Tenure	Age
5.3 yrs Average tenure of directors 2 2 3	62 yrs Average age of directors 5 2

Our directors bring a balance of skills and experience, including those listed in the skills matrix on the following page. The matrix identifies the most prominent skills and core competencies of each director (reflected on an aggregate basis). Each director possesses numerous other skills and competencies not reflected in the matrix below, however, we believe that representing only the most prominent skills and core competencies of our Board provides a more meaningful presentation of the key contributions and value that our directors bring to their service on our Board and committees and to our stockholders.

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Director Dashboard

Skills Matrix

Public Company Board Service
A deep understanding of the Board’s oversight responsibilities enhances transparency and accountability for management and the Board
Public Company CEO or CFO Experience
Critical to our Board’s understanding of the demands and challenges of managing a large public organization
Other Senior Leadership Role
Enhances our Board’s ability to oversee management’s performance, and understand organizations, processes and strategy
Healthcare / Medical Device Industries
Enables our Board to understand strengths and challenges specific to the healthcare and medical device industries in which we operate
Financial Literacy / Accounting
Crucial to our Board’s ability to advise on and oversee capital management, financial transactions, financial reporting and internal controls
FDA / Regulatory
Critical to enable effective oversight by our Board of our compliance with the complex regulations that apply to our business, including FDA
Sales & Marketing
Crucial to our Board’s understanding of how to effectively sell our products in existing markets and expand to new ones
Supply Chain / Manufacturing
Helps our Board effectively oversee our manufacturing operations and navigate any supply chain challenges
Human Capital Management
Enables effective oversight of culture development, succession planning and our ability to attract, retain and motivate key talent
M&A / Strategic Transactions
Essential to our Board’s ability to advise on and guide our strategic transactions and long-term growth
Risk Management
Critical to our Board’s ability to oversee, understand and help mitigate key risks to Outset
International Business
Important to our Board’s ability to advise on and help guide our long-term growth strategy
Environmental & Social
Helps us operate within a responsible, sustainable business model and create long-term value for our stockholders
Cybersecurity / Information Technology
Helps our Board oversee cybersecurity and other information technology risks that impact our company

2025 Proxy Statement	11

Director Nominees at the Annual Meeting – Class II Directors

D. Keith Grossman Director since: 2014 Lead Independent Director Age: 64 Committees: · Compensation · Nominating & Corporate Governance Other Current Public Boards: · Alcon Inc.

BACKGROUND:

D. Keith Grossman has served as our Lead Independent Director since February 2022 and served as Chairman of our Board from April 2014 to February 2022. Mr. Grossman served as Chairman of the board of directors of Nevro Corp. (“Nevro”), a global medical device company, from March 2019 through April 2025 when the company was acquired by Globus Medical, Inc., previously serving as Nevro’s Chief Executive Officer from March 2019 to April 2023 and Executive Chairman from April 2023 to October 2023. Mr. Grossman has also served as Vice Chairman of Alcon Inc., an eye care products company, since April 2019. Previously, he was Chief Executive Officer and President of Thoratec, a medical device company, from September 2014 to December 2015 and from January 1996 to January 2006; Chief Executive Officer and President of Conceptus, a manufacturer and developer of medical devices, from December 2011 to June 2013; and Managing Director for TPG, a private equity firm, from September 2007 to December 2011. He also previously held positions with Eon Labs, a pharmaceutical company, SulzerMedica, a manufacturer of implantable medical devices, and American Hospital Supply/McGaw Labs, a medical supply company. Mr. Grossman served on the board of directors of ViewRay, a medical device company in the field of cancer therapy, from July 2018 to February 2021; Zeltiq (acquired by Allergan), a company that markets and licenses devices used for cryolipolysis procedures, from October 2013 to May 2017; Kyphon (acquired by Medtronic plc), a medical device company, from May 2007 to November 2007; Intuitive Surgical, a medical device company, from April 2003 to April 2010; and Tandem Diabetes Care, a medical device company, from April 2010 to January 2012. Mr. Grossman has also served on the board of directors of a number of private companies. Mr. Grossman holds a B.S. from Ohio State University and an M.B.A. from the George L. Graziadio School of Business and Management, Pepperdine University.

Key Qualifications:

We believe that Mr. Grossman is qualified to serve on our Board because of his corporate leadership, regulatory, commercial and industry experience gained through chief executive officer roles at medical technology companies, including his prior experience as Chairman and Chief Executive Officer of a global public company in the medical device field. Mr. Grossman also brings to the Board experience as a board member and investor at a range of private and public companies in the medical technology industry, as well as experience in business development and strategic transactions. We believe Mr. Grossman’s extensive experience leading medical device companies through commercial growth aligns with our commercial strategies in both the acute and home markets.

Patrick T. Hackett Director since: 2019 Age: 63 Committees: · Audit (Chair) · Nominating & Corporate Governance

BACKGROUND:

Patrick T. Hackett has served on our Board since May 2019. Mr. Hackett has served on the board of directors of Intelligent Medical Objects, a private healthcare software company, since January 2017. Previously, Mr. Hackett served as a Managing Director at Warburg Pincus, a private equity firm, from June 1990 to July 2017, where he focused on investments in the technology and healthcare services fields across the firm’s global territories, and he currently serves as a senior advisor to Warburg Pincus. He previously held positions with Cove Capital Associates, a private merchant banking partnership, Acadia Partners, a private equity firm, and Donaldson, Lufkin and Jenrette, an investment bank. Mr. Hackett served on the board of directors of Stamford Health System, a nonprofit community hospital in Connecticut, from May 2016 to September 2024, including as its Chair from October 2020 to September 2022. He also served on the board of directors of Bridgepoint Education, a provider of post-secondary education services, from February 2008 to November 2017; Yodlee (acquired by Envestnet), a data aggregation and data analytics platform company, from January 2008 to October 2015; and Nuance Communications (acquired by Microsoft), a provider of voice and language software, from January 2009 to September 2014. Mr. Hackett has also served on the board of directors of a number of private companies. Mr. Hackett holds a B.A. from the University of Pennsylvania and a B.S. from The Wharton School, University of Pennsylvania.

Key Qualifications:

We believe that Mr. Hackett is qualified to serve on our Board because of his industry knowledge and significant experience in business development and strategic transactions gained as a corporate board member and investor in healthcare services companies. Through his global private equity role, Mr. Hackett’s extensive involvement in the investment and transaction evaluation processes requires a deep understanding of the financial and operational performance of companies across various industries and geographic territories that we believe provides valuable insight to our Board.

2025 Proxy Statement	12

Continuing Class III Directors – Term Expiring at the 2026 Annual Meeting

Brent D. Lang Director since: 2024 Age: 57 Committees: · Audit Other Current Public Boards: · Movella Holdings, Inc.

BACKGROUND:

Brent D. Lang has served on our Board since March 2024. Mr. Lang has served as Chair of the board of directors of Movella Holdings Inc., a company specializing in movement digitization, since November 2021. He also currently serves on the board of directors of Thriveworks, a private company that provides mental health services, and as Chair of the board of directors of Eko Health, a private digital health company that provides tools to detect and monitor heart and lung disease. Mr. Lang previously served as President and Chief Executive Officer, and on the board of directors of Vocera Communications, Inc. (“Vocera”), a global provider of clinical communication and workflow solutions, from June 2013, and as Chairman of the board of directors from June 2018 until February 2022 when the company was acquired by Stryker Corporation (“Stryker”), a multinational medical technology corporation. Mr. Lang served as a Strategic Advisor to Stryker from February 2022 to December 2022. Prior to being named Chief Executive Officer of Vocera, Mr. Lang held various leadership positions at Vocera beginning in 2001, including as its President and Chief Operating Officer and Vice President of Marketing and Business Development. Earlier in his career, Mr. Lang held leadership roles at 3Com Corporation, a networking company, and worked as a strategy consultant for Monitor Company, Inc., a consulting firm advising Fortune 500 companies. Mr. Lang holds a B.S. from the University of Michigan and an M.B.A. from the Stanford University Graduate School of Business.

Key Qualifications:

We believe that Mr. Lang is qualified to serve on our Board because of his corporate leadership, commercial and industry experience, including his prior experience as Chairman and Chief Executive Officer of a global provider of clinical communication and workflow solutions primarily for healthcare providers. Mr. Lang also brings to the Board significant experience in business development and strategic transactions. We believe Mr. Lang’s wealth of healthcare expertise, including in growing and scaling software-enabled business models, aligns with our recurring revenue business model and will help guide our continued growth as we execute on our commercial strategies.

Andrea L. Saia Director since: 2021 Age: 67 Committees: · Audit Other Current Public Boards: · Align Technology, Inc.

BACKGROUND:

Andrea L. Saia has served on our Board since March 2021. Ms. Saia has served on the board of directors of Align Technology, Inc., a global medical technology company, since July 2013. She previously served as the Global Head of Vision Care in the Alcon division of Novartis AG, a global healthcare company, from 2011 until her retirement in 2012. Prior to that role, she served as President and Chief Executive Officer of CibaVision, a subsidiary of Novartis, from 2008 to 2011, and prior to that, she held various positions at CibaVision since joining in 2002, including President of Europe, Middle East and Africa operations, President of the Global Lens Business and Global Head of Marketing. Ms. Saia was the Chief Marketing Officer for GCG Partners and also held senior management and marketing positions with global consumer products companies such as Procter & Gamble, Unilever and Revlon. Previously, Ms. Saia served on the boards of directors of LivaNova PLC, a global medical technology company, from July 2016 to December 2023, and of Coca-Cola Enterprises, Inc., the marketer, producer and distributor of Coca-Cola products in European markets from 2012 to 2016. Ms. Saia is also a member of the National Association of Corporate Directors, Women Corporate Directors, the Signature Program and serves on the board of visitors for the Farmer School of Business at Miami University. Ms. Saia holds a B.S. from Miami University and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.

Key Qualifications:

We believe that Ms. Saia is qualified to serve on our Board because of her significant global business experience, her corporate leadership, regulatory, industry and commercial experience gained through chief executive officer and other management roles, as well as her experience as a board member at companies in the healthcare, medical technology and consumer products industries. Ms. Saia also brings to the Board a background in building multinational brands with a consumer health focus and extensive knowledge in both the medical technology and consumer products spaces, which we believe align with our vision to create a differentiated experience in the home for dialysis patients.

2025 Proxy Statement	13

Continuing Class I Directors – Term Expiring at the 2027 Annual Meeting

Karen Drexler Director since: 2021 Age: 65 Committees: · Compensation · Nominating & Corporate Governance (Chair) Other Current Public Boards: · ResMed Inc. · EBR Systems, Inc.

BACKGROUND:

Karen Drexler has served on our Board since January 2021. Ms. Drexler has served on the board of directors of ResMed Inc., a medical device company, since November 2017, and on the board of directors of EBR Systems, Inc., a cardiac pacing company, since October 2021. She also currently serves on the boards of directors of two private companies: VIDA Health, a lung intelligence solutions and analytics company and Huma.AI, a healthcare artificial intelligence company. Ms. Drexler previously served as CEO of Sandstone Diagnostics, Inc., a private company developing instruments and consumables for point-of-care medical testing, from June 2016 until July 2020. She served on the board of directors of Tivic Health Systems, Inc., a bioelectronic medicine company, from August 2019 to September 2024, and as chair of the board of Hygieia, Inc., a private digital insulin therapy company, from 2011 to 2017. Ms. Drexler has also served on the board of directors of a number of private companies in the fields of diagnostics, medical devices, and digital health. Ms. Drexler was founder, president, and CEO of Amira Medical Inc., a private company focused on glucose monitoring technology, from 1996 until it was sold to Roche Holding AG in 2001. Prior to that, she held management roles at LifeScan, a medical device company, including leading its manufacturing function, and played a key role in its sale to Johnson & Johnson. Ms. Drexler is also a member of the G100 Network and Stanford Women on Boards. Ms. Drexler holds a B.S.E. from Princeton University and an M.B.A. from the Stanford University Graduate School of Business.

Key Qualifications:

We believe that Ms. Drexler is qualified to serve on our Board because of her corporate leadership and industry experience gained through chief executive officer and other management roles at medical device companies, as well as her experience as a board member at several companies in the medical device industry. Ms. Drexler also brings to the Board experience in business development and strategic transactions, a background in manufacturing operations, a deep understanding of using data analytics coupled with a consumer-centric approach to create a better patient experience, and an awareness of cybersecurity risk management gained through specialized training and coursework.

Dale E. Jones Director since: 2022 Age: 65 Committees: · Compensation (Chair) Other Current Public Boards: · Rollins, Inc.

BACKGROUND:

Dale E. Jones has served on our Board since April 2022. Mr. Jones has served as Chief Executive Officer of Magna Vista Partners, a global leadership consulting firm, since September 2022. He has also served as a senior advisor to Diversified Search Group, an executive search firm, since January 2022, where he previously served as President and Chief Executive Officer from January 2015 to December 2021 and as President from October 2013 to January 2015. Prior to that, Mr. Jones served as Vice Chairman and partner of the CEO and Board Practice in the Americas at Heidrick & Struggles from 2009 to 2013. From 2007 to 2009, he served as Chief Executive Officer of PlayPumps International and as Executive Vice President of Revolution LLC, a venture capital firm that funded a philanthropic initiative to provide clean drinking water to Africa. Mr. Jones held several executive leadership positions at Heidrick & Struggles from 1999 to 2007. Mr. Jones has served on the board of directors of Rollins, Inc., a global consumer and commercial services company, since April 2024, and on the board of directors of Chick-fil-A, Inc., a fast food restaurant chain, since January 2021. Previously, he served on the boards of directors of Northwestern Mutual, a financial services company, from 2007 to May 2022, of Kohl’s Corporation, an omnichannel retailer, from 2008 to 2016, and of Hughes Supply from 2003 to 2006 (prior to its acquisition by The Home Depot). Mr. Jones holds a B.A. from Morehouse College.

Key Qualifications:

We believe Mr. Jones is qualified to serve on our Board because of his extensive experience as a senior advisor to chief executives, other senior leaders and boards of directors around the globe on human capital issues including executive recruiting, retention, succession planning, talent management and corporate governance. Mr. Jones also brings to the Board broad-based knowledge in the areas of consumer products and executive compensation, decades of experience in building diverse and dynamic teams, as well as experience as a corporate board member.

2025 Proxy Statement	14

Leslie Trigg Director since: 2014 President, CEO and Board Chair Age: 54

BACKGROUND:

Leslie Trigg has served as our President and CEO and a member of our Board since November 2014 and as Chair of our Board since February 2022. Ms. Trigg joined the Company from Warburg Pincus, a private equity firm, where she was an Executive in Residence from March 2012 to March 2014. Prior to that, Ms. Trigg served in several roles at Lutonix (acquired by CR Bard), a medical device company, from January 2010 to February 2012, most recently as Executive Vice President, and as Chief Business Officer of AccessClosure (acquired by Cardinal Health), a medical device company, from September 2006 to June 2009. She also previously held positions with FoxHollow Technologies (acquired by ev3/Covidien), a manufacturer of devices to treat peripheral artery disease, Cytyc, a diagnostic and medical device company, Pro-Duct Health (acquired by Cytyc), a medical device company, and Guidant, a cardiovascular medical device company. Ms. Trigg also serves as the Chair of the board of directors of the Medical Device Manufacturers Association (MDMA). Previously, Ms. Trigg served on the boards of directors of Adaptive Biotechnologies Corporation, a biotechnology company, from March 2021 to June 2023, and of ARYA Sciences Acquisition Corp IV, a special purpose acquisition company, from March 2021 to July 2024. Ms. Trigg holds a B.S. degree from Northwestern University and an M.B.A. from The Haas School of Business, University of California, Berkeley.

Key Qualifications:

We believe that Ms. Trigg is qualified to serve on our Board because of her corporate leadership, regulatory, commercial and industry experience gained through chief executive officer and other management roles at medical technology companies, including global businesses, as well as her experience as a corporate board member in the healthcare sector and as Chair of the MDMA board. As President and CEO of Outset for over 10 years, Ms. Trigg’s broad and deep knowledge of Outset, its day-to-day business operations and the competitive landscape provides valuable insights to our Board.

On February 17, 2025, we received an email from Ryan Kaeding (the “Notice”) stating his intention to nominate himself as a director candidate for election at the Annual Meeting. The Board determined that the Notice did not comply with the requirements for the nomination of directors under our amended and restated bylaws (“bylaws”) because Mr. Kaeding was not a record holder of our common stock at the time of the Notice and failed to include certain information that was required to be included under our bylaws. Accordingly, the nomination of Mr. Kaeding will be disregarded, and no proxies or votes in favor of Mr. Kaeding will be recognized or tabulated at the Annual Meeting.

2025 Proxy Statement	15

Board Structure and Composition

Our Board currently consists of seven members and is divided into three classes of directors that serve staggered three-year terms. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring. As a result, only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•
the Class I directors are Karen Drexler, Dale E. Jones and Leslie Trigg, whose terms will expire at the 2027 annual meeting of stockholders;
•
the Class II directors are D. Keith Grossman and Patrick T. Hackett, whose terms expire at the Annual Meeting; and
•
the Class III directors are Brent D. Lang and Andrea L. Saia, whose terms will expire at the 2026 annual meeting of stockholders.

Each director’s term continues until the end of his or her three-year term and the election and qualification of his or her successor, or, if sooner, his or her death, resignation or removal. Our amended and restated certificate of incorporation and bylaws authorize only our Board to fill vacancies on our Board. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Director Independence

Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that, with the exception of our CEO, Leslie Trigg, each member of our Board is an “independent director” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq stock market (“Nasdaq”). Ms. Trigg is not an independent director because she is an employee of the Company. In addition, Catherine Szyman, who resigned from our Board in March 2024 and Jim Hinrichs, who resigned from our Board in August 2024, were each also determined to be independent. In making these determinations, our Board reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each non-employee director. There are no family relationships among any of our executive officers or directors.

Board Leadership Structure

Our bylaws provide our Board with the flexibility to determine the appropriate leadership structure of our Board, including by combining or separating the positions of Chair of the Board and CEO and/or implementing a Lead Independent Director position. Since 2022, our Board has been chaired by Leslie Trigg, who has served as our CEO and a member of our Board since 2014, and D. Keith Grossman has served as Lead Independent Director.

Given the dynamic and competitive environment in which the Company operates, our Board believes that our stockholders are best served by a Board Chair who has broad and deep knowledge of the Company’s day-to-day business operations and the competitive landscape, the ability to identify strategic issues and the vision to create sustainable long-term value for our stockholders. Based on these considerations, our Board has determined that, at this time, Ms. Trigg, our CEO, is best qualified to serve in the role of Board Chair. Our Board believes that Ms. Trigg’s combined role enables decisive leadership and effective execution of our strategic initiatives and business plans, helps ensure clear accountability for Company performance, enhances the Board’s ability to focus on the issues most critical to the Company’s success, creates a strong bridge between management and the Board by facilitating a regular flow of information, allows consistent communication and coordination throughout the Company and helps unify our stockholders, employees, customers and other stakeholders behind a consistent vision.

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Our Board believes the Lead Independent Director position helps maintain an appropriate level of independent checks and balances, enables independent oversight of management and encourages objective oversight of management’s performance, reinforcing the independence of the Board as a whole and enhancing its overall effectiveness. In accordance with our bylaws and corporate governance guidelines, in the role of Lead Independent Director, Mr. Grossman (i) presides over Board meetings at which the Board Chair is not present, (ii) presides over executive sessions of the independent directors, (iii) serves as a liaison between the independent directors and the Board Chair, (iv) is authorized to call meetings of the independent directors, (v) leads the Board in discussions concerning our CEO’s performance and CEO succession, (vi) consults with the Board Chair regarding meeting agendas and meeting schedules for the Board, (vii) is available for consultation and direct communication if requested by major stockholders and (viii) performs such other duties as requested by the Board.

Our Board continues to believe this leadership structure strikes an appropriate balance between strong Company leadership through a combined Board Chair and CEO, and independent oversight through a Lead Independent Director position.

While our Board has concluded that its current leadership structure is appropriate for us at this time, our Nominating and Corporate Governance Committee is charged with periodically reviewing the Board’s leadership structure. With the committee’s support, our Board will continue to regularly evaluate its leadership structure and may exercise its discretion to make changes designed to ensure an appropriate and effective framework of governance and accountability, taking into consideration the needs of our business and the long-term interests of our stockholders.

Role of our Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and our Board actively overseeing management of our risks – both at the Board and committee level. The risk oversight process includes receiving regular reports from committees and management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, information technology (including cybersecurity and data privacy), finance, legal, regulatory, strategic and reputational risks. Our Board focuses on the overall risks affecting us, and each of its standing committees has been delegated responsibility for oversight of specific risks that fall within its areas of responsibility. For example:

•
Our Audit Committee is responsible for overseeing our major financial, legal and regulatory risk exposures, which spans a variety of areas including litigation, regulatory compliance, financial reporting and insurance, as well as data privacy, cybersecurity and other information technology risks. Our Audit Committee also oversees the steps management has taken to monitor and control such exposures, including guidelines and policies for assessing and managing risk and related compliance efforts.
•
Our Nominating and Corporate Governance Committee oversees the management of risks associated with our overall compliance and corporate governance practices and the independence and composition of our Board, including monitoring the effectiveness of our corporate governance guidelines and other policies such as our code of conduct and overseeing our environmental and sustainability efforts and progress and associated risks.
•
Our Compensation Committee regularly assesses risks arising from our compensation plans, policies and programs, including whether any such plans encourage excessive or inappropriate risk-taking.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the full Board is regularly informed through committee reports about such risks.

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Environmental, Social and Governance Oversight and Highlights

We are committed to implementing and advancing various policies related to corporate responsibility, sustainability and environmental, social and governance (“ESG”) efforts.

At the Board level, our Nominating and Corporate Governance Committee, per its written charter, provides oversight of our ESG efforts and the related risks, and provides regular updates to the full Board on related matters. To support these oversight responsibilities, our Nominating and Corporate Governance Committee receives regular updates from management on progress and strategy. Relevant topics that have been discussed by our Nominating and Corporate Governance Committee and/or our Board include general corporate governance, environmental, health and safety matters, product quality and safety matters, environmental sustainability, access to care and health equity, and employee inclusion matters.

We share information related to our corporate responsibility and ESG programs via our website at https://investors.outsetmedical.com/environmental-social-and-governance. Please note that nothing contained on or accessible through our website or sections thereof, shall be deemed incorporated by reference into this proxy statement.

We look forward to continued engagement with our stockholders on ESG topics.

Cybersecurity Oversight

Oversight of our information security program, including oversight of risks related to cybersecurity threats and the assessment and management of such risks, is accomplished through a governance structure which includes our Board, Audit Committee, and executive management:

Board:

One of the key functions of our Board is informed oversight of our risk management process. Our Board focuses on the overall risks affecting us and delegates responsibility for oversight of certain specific risks to its standing committees. For significant risks related to cybersecurity, the Board has delegated oversight responsibility to the Audit Committee.

Our full Board and Audit Committee are kept informed about significant risks related to cybersecurity, including enterprise-level risks from cybersecurity threats. The Board receives written updates, generally on a quarterly basis, regarding the status of our information security program. In addition, the Audit Committee receives in-person updates on our information security programs on at least an annual basis.

Audit Committee:	Our Audit Committee is responsible for overseeing our major financial, legal, and regulatory risk exposures, which span a variety of areas, including cybersecurity.
Management:

Executive management plays a significant role in assessing and managing material risks from cybersecurity threats. Our VP of Information Technology (IT) manages our information security program. Our VP of IT and the information security team periodically present information about the Company’s information security program to our executive leadership team. Significant risks related to cybersecurity are escalated to the Audit Committee and/or the full Board as appropriate. We have also established a committee comprised of leaders from key functions across the Company that meet regularly to review our cybersecurity program, the evolving threat landscape and key related action items. In addition, we have established a risk governance committee that, among other things, reviews and manages certain cybersecurity-related risks facing the Company.

For additional information related to our cybersecurity risk management, strategy and governance, see the section entitled "Cybersecurity" under Part I, Item 1C of our 2024 annual report.

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Meetings of our Board

Our Board held fifteen (15) meetings during 2024. Each incumbent director attended at least 75% of the aggregate total number of meetings of the Board and the committees on which he or she served, held during the portion of 2024 for which he or she was a director or committee member. We encourage our directors to attend our annual meetings of stockholders.

Committees of our Board

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time. The composition and responsibilities of each of the committees of our Board are described below and copies of the charter of each committee are available on our corporate website at www.outsetmedical.com in the Investors section under “Corporate Governance.” Reference to our website does not constitute incorporation by reference of the information contained at or accessible through our website into this proxy statement.

Committee Composition and Meetings

The following table provides current membership and 2024 meeting information for each committee of our Board:

Name:	Audit Committee(1)	Compensation Committee(1)	Nominating and Corporate Governance Committee
Karen Drexler		X	Chair
D. Keith Grossman		X	X
Patrick T. Hackett	Chair		X
Dale E. Jones		Chair
Brent D. Lang(2)	X
Andrea L. Saia	X
Total meetings held in 2024	10	7	5

(1)
In addition to the current committee membership reflected in the table above, (i) Catherine Szyman served as a member of our Compensation Committee during 2024, but transitioned off of the Compensation Committee in February 2024, and resigned from our Board effective March 12, 2024 in preparation for a chief executive officer role at another company and (ii) Jim Hinrichs served as Chair of our Audit Committee during 2024, but resigned from our Board effective August 15, 2024 in connection with a significant affiliation with Vantive, formerly the kidney care business of Baxter International, Inc.
(2)
Mr. Lang was appointed to our Board and as a member of the Audit Committee effective March 12, 2024.

Audit Committee

Our Audit Committee currently consists of Patrick T. Hackett, Brent D. Lang and Andrea L. Saia, with Mr. Hackett serving as the chairperson. Mr. Lang was appointed to our Audit Committee when he joined the Board in March 2024. Jim Hinrichs served as chairperson of our Audit Committee during a portion of 2024 until his resignation from the Board in August 2024. Our Audit Committee met ten (10) times during 2024 and operates under a written charter.

The general purpose of our Audit Committee is to assist the Board in its oversight of our accounting and financial reporting processes and audits of its financial statements. Specific responsibilities of our Audit Committee include:

•
appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm, assessing the firm’s qualifications, independence and performance and, when appropriate, terminating our independent registered public accounting firm;
•
discussing with management and the independent registered public accounting firm our annual audited financial statements and quarterly financial statements, as well as related disclosures;

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•
pre-approving audit and permitted non-audit and tax services to be provided to us by the independent public accounting firm;
•
reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements, including our critical accounting policies;
•
reviewing our financial reporting processes and internal controls over financial reporting, as well as compliance with legal and regulatory requirements;
•
establishing and reviewing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters, and reviewing any significant complaints received with management;
•
reviewing and approving any transaction between us and any related person (as defined by the Securities Act of 1933, as amended) in accordance with our related person transaction approval policy;
•
discussing policies with respect to risk assessment and risk management (including with respect to data privacy, cybersecurity and other information technology risks); and
•
such other matters that are specifically designated to the Audit Committee by our Board from time to time.

Our Board has determined that each member of our Audit Committee is independent within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Nasdaq listing rules, and that each member is also financially literate. Our Board has also determined that Messrs. Hackett and Lang are each “audit committee financial experts” as defined by the applicable SEC rules.

Compensation Committee

Our Compensation Committee currently consists of Karen Drexler, D. Keith Grossman and Dale E. Jones, with Mr. Jones serving as the chairperson. Catherine Szyman served as a member of our Compensation Committee during a portion of 2024 until she transitioned off of the Compensation Committee in February 2024, and resigned from our Board in March 2024. Our Compensation Committee met seven (7) times during 2024 and operates under a written charter.

The general purpose of our Compensation Committee is to review, adopt or recommend and oversee our compensation plans, policies and programs. Specific responsibilities of our Compensation Committee include:

•
reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s compensation in light of those goals, and recommending for approval by our Board our CEO’s compensation based on this evaluation;
•
reviewing, determining and approving the compensation of our other executive officers;
•
reviewing and administering our employee and management compensation and benefit plans, policies and programs;
•
administering and approving grants of equity awards under our equity-based incentive plans;
•
reviewing and approving, for the CEO and other executive officers, employment agreements, severance agreements, consulting agreements and change in control or termination agreements;
•
evaluating and recommending compensation for our non-employee directors; and
•
such other matters that are specifically designated to the Compensation Committee by our Board from time to time.

Our Board has determined that each member of our Compensation Committee is independent under applicable Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

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Compensation Committee Interlocks and Insider Participation

None of the directors who are currently or who were members of our Compensation Committee during 2024, are either currently, or have been at any time, one of our officers or employees. None of our executive officers currently serves, or served during 2024, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Karen Drexler, D. Keith Grossman and Patrick T. Hackett, with Ms. Drexler serving as the chairperson. Our Nominating and Corporate Governance Committee met five (5) times during 2024 and operates under a written charter.

The general purpose of our Nominating and Corporate Governance Committee is to oversee matters related to board composition, director nominations and corporate governance. Specific responsibilities of our Nominating and Corporate Governance Committee include:

•
identifying and evaluating candidates to serve as members of our Board;
•
making recommendations to our Board for selection of director nominees to stand for election or reelection at our annual stockholder meetings or to fill board vacancies;
•
considering and making recommendations to our Board regarding changes to the size, composition and leadership structure of our Board;
•
considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;
•
instituting plans or programs for the continuing education of our Board and orientation of new directors;
•
establishing procedures to exercise oversight of, and oversee the performance evaluation process of, our Board (including committees) and management;
•
developing and making recommendations to our Board regarding corporate governance guidelines and certain other policies such as our code of conduct, and monitoring compliance with such guidelines and policies;
•
overseeing our environmental, sustainability and governance efforts and progress; and
•
such other matters that are specifically designated to the Nominating and Corporate Governance Committee by our Board from time to time.

Our Board has determined that each member of our Nominating and Corporate Governance Committee is independent under the applicable Nasdaq listing standards.

Director Nomination Process

Selection and Nomination Process

Our Board is responsible for nominating members for election to our Board by our stockholders at our annual meetings of stockholders. Whenever a vacancy occurs on our Board, whether due to a newly created director position or the death, resignation, removal or retirement of an existing director, our Board is authorized to select a person to fill the vacancy to serve as a director until the annual meeting of stockholders at which the director’s term expires and until the election and qualification of his or her successor or, if sooner, his or her death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

2025 Proxy Statement	21

Criteria for Board Membership

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending to our Board candidates to serve as members of our Board, in accordance with its charter and board-approved criteria as set forth in our corporate governance guidelines.

Our Nominating and Corporate Governance Committee believes that director candidates should meet certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. In assessing and selecting candidates and incumbent directors for service on our Board, our Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the Company’s affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders.

In conducting this assessment, our Nominating and Corporate Governance Committee considers diversity, age, skills and such other factors deemed appropriate given the current needs of our Board and the Company to maintain a balance of knowledge, experience and capability. While we do not have a formal policy regarding diversity on our Board, our Board and Nominating and Corporate Governance Committee value the importance of nominating persons with different perspectives and experiences to enhance the deliberation and decision-making processes of our Board and diversity attributes such as race and gender may be among the factors considered. In the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the committee also determines whether the nominee is independent under applicable Nasdaq listing standards. In addition, to help ensure that it has access to a broad range of qualified, experienced and diverse candidates, our Nominating and Corporate Governance Committee may use the services of an independent search firm to help identify and assist in the evaluation of candidates. The committee conducts any appropriate inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board, and then selects a nominee for recommendation to our Board.

Our Board and Nominating and Corporate Governance Committee may modify the criteria used to assess director candidates and incumbent directors from time to time. Candidates for director nomination are reviewed in the context of the current composition of our Board, the operating requirements of the Company and the long-term interests of our stockholders, consistent with our commitment to maintaining a board of directors composed of members who can productively contribute to the Company’s success. Existing members of our Board will also be evaluated on the basis of any new criteria.

Stockholder Recommendations and Nominations

Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described below under “Board and Corporate Governance Matters—Stockholder Communications with our Board.” Stockholder nominations must be made according to the procedures required under our bylaws and described in this proxy statement under the heading “Additional Information—Stockholder Proposals and Nominations for Next Year’s Annual Meeting of Stockholders.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures will be evaluated by our Nominating and Corporate Governance Committee in the same manner as other nominees.

Stockholder Engagement

We value an open dialogue with our stockholders and believe that regular communication with our stockholders is a critical part of enabling our long-term success. We engage with our stockholders though a proactive stockholder outreach program designed to solicit and address feedback on matters relevant to our business, including executive compensation and ESG issues. Our goal is to better understand the views and interests of our stockholders, as well as share our perspectives on these important topics. Our stockholder outreach program is supplemented by our year-round investor

2025 Proxy Statement	22

relations program that includes quarterly financial and operational updates, post-earnings communications, investor meetings and presentations at conferences, and general availability to respond to investor inquiries.

Our stockholder outreach program is led by management and overseen by our Board. Our Board believes that, in most circumstances, members of our senior management are best positioned to speak with our stockholders on behalf of the Company. However, our Board and its committees receive regular reports on our stockholder engagement activities and are provided with the opportunity to discuss and ask questions about stockholder feedback we receive.

In 2022, we initiated an outreach program to specifically request feedback on various topics from our largest institutional stockholders, including board composition, executive compensation and ESG issues. This regular outreach has continued into 2025 with the goal of seeking input from holders of approximately 80% of shares outstanding. Since the inception of our program in 2022, including new entrants since that time, more than 70% of stockholders we contacted have responded by requesting a meeting, providing written feedback or confirming a meeting was not necessary, and we have held meetings with approximately one-third of those contacted. These conversations have been led by management, with participation by senior leaders with responsibility for our investor relations, finance and legal functions, as well as our Lead Independent Director. Investor comments were discussed with the Nominating and Corporate Governance Committee or Compensation Committee, as applicable, and generally summarized for the Board.

We regularly review vote results from our most recent annual meeting of stockholders and incorporate related insights into our stockholder engagement program. Since 2022, we have held annual non-binding advisory votes on the compensation of our named executive officers (commonly known as “say-on-pay” votes). At our 2024 annual meeting, our say-on-pay proposal was approved on an advisory basis, with approximately 50.4% of stockholder votes cast in favor of the proposal. In light of this level of support, compared to strong support in prior years, in late 2024, we initiated a stockholder outreach campaign with our top 20 stockholders at the time, with the primary goal of seeking feedback on our executive compensation program. For further information on our 2024 say-on-pay vote and our related stockholder outreach, please see the section of this proxy statement entitled “Compensation Disclosure – Executive Summary – Stockholder Advisory Votes on NEO Compensation.”

Code of Ethics and Business Conduct

We have adopted a code of conduct applicable to our employees, officers and directors, including our principal executive, financial and accounting officers and all persons performing similar functions. A copy of our code of conduct is available on our corporate website at www.outsetmedical.com in the Investors section under “Corporate Governance.” We intend to post any required disclosures regarding an amendment to, or waiver from, a provision of our code of conduct on the same website. Reference to our website does not constitute incorporation by reference of the information contained at or accessible through our website into this proxy statement.

Corporate Governance Guidelines

We have adopted written corporate governance guidelines which provide the framework for our corporate governance, along with our amended and restated certificate of incorporation, bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a range of topics including, but not limited to, board composition, independence and selection of directors, board membership criteria, conduct of board meetings, board committee composition and functions, board leadership, board assessment, director compensation and succession planning. Our corporate governance guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee and any proposed changes are recommended to our full Board for approval. A copy of our corporate governance guidelines is available on our corporate website at www.outsetmedical.com in the Investors section under “Corporate Governance.” Reference to our website does not constitute incorporation by reference of the information contained at or accessible through our website into this proxy statement.

2025 Proxy Statement	23

Stock Ownership Guidelines

We maintain Stock Ownership Guidelines applicable to all of our executive officers designated as such for purposes of Section 16 of the Exchange Act (“covered executives”) and non-employee directors of our Board (“covered directors”). Pursuant to these guidelines, each covered executive and covered director is required to own shares of our common stock having an aggregate value of at least the following amount (as a multiple of base salary or annual cash retainer, as applicable):

Position	Stock Ownership Guidelines
Chief Executive Officer	3 times annual base salary
Other Covered Executives	1 times annual base salary
Covered Directors	3 times annual cash retainer for Board service(1)

(1)
Excludes additional retainers for services as Board Chair or Lead Independent Director, a committee chairperson or committee membership.

In addition to shares owned outright by the covered executive or covered director, shares held in trust, unvested time-based RSUs and deferred stock units count towards required ownership levels. Covered executives and covered directors are required to achieve the applicable ownership level within five years from February 2, 2023, the effective date of the guidelines, or the date the individual becomes a covered executive or covered director, whichever is later. Compliance with these Stock Ownership Guidelines will be measured as of the last business day of each fiscal year. As of the record date for the Annual Meeting, all of our covered executives and covered directors were still within the five-year accumulation period under the Stock Ownership Guidelines, and therefore in compliance with the Stock Ownership Guidelines.

Recoupment Policy

We maintain a recoupment (or “clawback”) policy that applies to certain incentive compensation paid to current and certain former executive officers that was paid based on incorrect financial performance information. Under the policy, if we are required to prepare an accounting restatement due to the material noncompliance of any financial reporting requirement under applicable securities laws, the Compensation Committee is required to cause us to recoup from each executive officer the excess of the incentive compensation received by such executive officer during the three-year period preceding the date on which we are required to prepare the financial restatement, based on the erroneous financial information, over the incentive compensation that would have been received by the executive if it had been calculated based on the restated financial information. The policy is intended to comply with the requirements of SEC rules and Nasdaq listing standards implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Insider Trading Policy

We have adopted an insider trading policy which sets forth policies and procedures that govern the purchase, sale and other disposition of our securities by directors, officers and employees. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. A copy of our Insider Trading Policy is filed with our 2024 annual report as Exhibit 19.1.

Anti-Hedging and Anti-Pledging Policy

Our insider trading policy prohibits our directors, executive officers and other employees from engaging in hedging transactions or other inherently speculative transactions with respect to Company securities, such as short sales or transactions in put or call options. Our directors, executive officers and other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

2025 Proxy Statement	24

Stockholder Communications with our Board

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Corporate Secretary, Outset Medical, Inc., 3052 Orchard Drive, San Jose, California 95134. The communication must include the stockholder’s name, address and an indication that the person is our stockholder. The Corporate Secretary will review any communications received from stockholders and will forward such communications to the appropriate director or directors, or committee of our Board, based on the subject matter. Communications that are deemed inappropriate (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded.

Certain Relationships and Related Party Transactions

The following is a summary of the transactions since January 1, 2023 to which we have been a participant in which the amount involved in the transaction exceeds or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest, other than compensation arrangements which are under the sections of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Private Placement

On January 3, 2025, we entered into securities purchase agreements with various institutional investors, certain members of management, and certain members of our Board for the issuance and sale by the Company of an aggregate of 863,340 shares of Series A Non-Voting Convertible Preferred Stock, par value $0.001 (“Series A Preferred Stock”), in a private placement transaction (the “Private Placement”). Subsequently, on March 7, 2025, following the stockholder approval of our issuance of shares of Series A Preferred Stock and shares of our common stock issuable upon the conversion thereof to certain of our directors, officers and employees at the special meeting of stockholders on March 5, 2025 (the “Special Meeting”), we issued 19,432 shares of Series A Preferred Stock to certain of our directors, officers and employees. Thereafter, on March 10, 2025, following the stockholder approval of our issuance of common stock in excess of 20% of our then-outstanding shares of common stock at the Special Meeting, 842,753 shares of Series A Preferred Stock converted into shares of our common stock.

The table below sets forth the executive officers, directors and holders of more than 5% of our capital stock that participated in the Private Placement, including (i) the number of shares of Series A Preferred Stock purchased, (ii) the purchase price paid for the Series A Preferred Stock, and (iii) the number of shares of our common stock into which their shares of Series A Preferred Stock converted (as adjusted to reflect the Reverse Stock Split).

Name and Position	Shares of Series A Preferred Stock	Purchase Price	Shares of Common Stock
FMR LLC(1) 5% Stockholder	140,500	$28,100,000	2,341,666
Leslie Trigg(2) President, CEO and Chair of the Board	2,500	$500,000	41,666
Karen Drexler(3) Director	125	$25,000	2,083
D. Keith Grossman(4) Lead Independent Director	750	$150,000	12,500
Patrick T. Hackett(5) Director	12,500	$2,500,000	208,332
Brent D. Lang(6) Director	1,000	$200,000	16,666

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(1)
Consists of shares purchased by Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund, Fidelity Select Portfolios: Select Health Care Portfolio, and Variable Insurance Products Fund IV: VIP Health Care Portfolio.
(2)
Consists of shares purchased by the Trigg 2002 Revocable Trust UAD 12/30/02.
(3)
Consists of shares purchased by the Drexler Family Trust U/A DTD 5/23/1996.
(4)
Consists of shares purchased by The D. Keith and Hallie H. Grossman Family Living Trust.
(5)
Consists of shares purchased by Mr. Hackett, the Hackett Family Fund, and the Patrick T. Hackett 2006 GST Trust.
(6)
Consists of shares purchased by the Lang Van Schaack Family Revocable Trust.

Indemnification of Directors and Executive Officers

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors against certain liabilities, costs and expenses to the fullest extent not prohibited by the Delaware General Corporation Law, and have purchased directors’ and officers’ liability insurance. Subject to very limited exceptions, our bylaws also require us to advance expenses incurred by our directors and officers.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related person transaction,” which is any transaction, arrangement or relationship (or series of similar transactions, arrangements or relationships) in which we are, were or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had or will have a direct or indirect material interest. We have adopted a written related person transaction policy under which our management is required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee takes into account all of the relevant facts and circumstances available.

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Director Compensation

Non-Employee Director Compensation Policy

Our non-employee directors receive annual cash retainers and equity awards as compensation for Board and committee service in accordance with our non-employee director compensation policy (our “director compensation policy”). Our director compensation policy applies only to our non-employee directors; our employee directors receive no additional compensation for serving on our Board. Our Board originally adopted our director compensation policy in 2020 in connection with our initial public offering (“IPO”) after consultation with an independent compensation consultant.

Our Compensation Committee periodically reviews our director compensation policy and recommends any adjustments to our Board for approval. In early 2024, the Compensation Committee engaged Pearl Meyer & Partners LLC (“Pearl Meyer”), an independent compensation consultant, to review our director compensation policy and prepare an updated benchmarking analysis relative to our 2024 peer group. Based on this analysis, in February 2024, the Compensation Committee recommended that no changes be made to our director compensation policy, except to place a cap of 1,666 shares (as adjusted to reflect the Reverse Stock Split) on the number of shares underlying the annual time-based restricted stock unit (“RSU”) grant to non-employee directors, which modification was approved by the Board.

During 2024, each of our non-employee directors was entitled to compensation in accordance with the following director compensation policy:

•
Annual Cash Compensation: Each non-employee director is entitled to receive annual cash compensation in the amounts summarized in the table below. These amounts are payable in equal quarterly installments, in arrears following the end of each quarter in which the service was performed, and are pro-rated for any partial months of service.

Position	Annual Cash Retainer
Board Member	$45,000
Chair of the Board or Lead Independent Director (additional)	$45,000
Committee Chairs:
Audit	$20,000
Compensation	$20,000
Nominating and Corporate Governance	$10,000
Committee Members:
Audit	$10,000
Compensation	$10,000
Nominating and Corporate Governance	$5,000

•
Equity Compensation:
o
Upon appointment to our Board, each non-employee director is entitled to receive an initial grant of time-based RSUs valued at $262,500 as of the grant date, which will vest quarterly over three years, subject to such director’s continuous service on each applicable vesting date.
o
Each non-employee director continuing his or her service on our Board following the annual meeting of stockholders is entitled to receive an annual grant of RSUs valued at $160,000 as of the grant date, subject, with respect to 2024 awards, to a cap of 1,666 shares (as adjusted to reflect the Reverse Stock Split), which will vest upon the earlier of the one-year anniversary of the grant date or the date of our next annual meeting of stockholders, subject to such director’s continuous service until such date.
o
Notwithstanding the vesting schedules described above, each non-employee director who remains in continuous service until a change in control (as defined in our 2020 Equity Incentive Plan) will become fully vested in all then-outstanding equity awards.

2025 Proxy Statement	27

•
Expense Reimbursement: Our non-employee directors are also reimbursed for their reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

In February 2025, the Compensation Committee reviewed an updated benchmarking analysis prepared by Pearl Meyer based on our 2025 peer group, and recommended that no changes be made to our director compensation policy, except that (i) the value of the initial RSU grant for new non-employee directors was increased from $262,500 to $280,000 and (ii) the cap of 1,666 shares (as adjusted to reflect the Reverse Stock Split) on the annual RSU grant for non-employee directors was removed. These modifications were approved by the Board. In addition, in March 2025, the Compensation Committee recommended to the Board that our director compensation policy be modified (i) to clarify that the foregoing RSU grants are subject to the terms of our 2020 Equity Incentive Plan, such that, the grants will be suspended in the event an insufficient number of shares remain available under our 2020 Equity Incentive Plan for such grants, and (ii) to provide that any such suspended grants will be made once our Board determines that there are sufficient shares under our 2020 Equity Incentive Plan to complete such grants. These modifications were approved by the Board.

2024 Director Compensation Table

The following table summarizes, for 2024, certain information regarding the compensation of our non-employee directors. Ms. Trigg, our CEO, does not receive any separate compensation for her service on our Board. Please see “Executive Compensation—2024 Summary Compensation Table” for a summary of the compensation received by Ms. Trigg in 2024 in her capacity as an executive officer.

Name:	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Total ($)
Karen Drexler	61,875	95,000	—	156,875
D. Keith Grossman	105,000	95,000	—	200,000
Patrick T. Hackett	65,571	95,000	—	160,571
Jim Hinrichs(5)	40,625	95,000	—	135,625
Dale E. Jones	65,000	95,000	—	160,000
Brent D. Lang(5)	45,425	357,498	—	402,923
Andrea L. Saia	55,000	95,000	—	150,000
Catherine Szyman(5)	9,973	—	—	9,973

(1)
Cash amounts represent cash fees paid to each non-employee director during 2024 for his or her Board or committee service. Cash fees are paid quarterly in arrears.
(2)
Dollar amounts represent the aggregate grant date fair value of stock awards granted during 2024, computed in accordance with the Financial Accounting Standards Board (“FASB”) ASC 718, Compensation—Stock Compensation (“ASC 718”) and the assumptions outlined in Note 8 of our financial statements included in our 2024 annual report.
(3)
The aggregate number of shares subject to stock awards outstanding as of December 31, 2024 for each of the non-employee directors was as follows (in each case, as adjusted to reflect the Reverse Stock Split): Ms. Drexler, 1,666; Mr. Grossman, 1,666; Mr. Hackett, 1,666; Mr. Hinrichs, 0; Mr. Jones, 1,739; Mr. Lang, 7,067; Ms. Saia, 1,666; and Ms. Szyman, 0.
(4)
No options were granted to the non-employee directors in 2024. The aggregate number of shares subject to outstanding stock options held by each of the non-employee directors as of December 31, 2024 was as follows (in each case, as adjusted to reflect the Reverse Stock Split): Ms. Drexler, 0; Mr. Grossman, 14,345; Mr. Hackett, 2,531; Mr. Hinrichs, 0; Mr. Jones, 0; Mr. Lang, 0; Ms. Saia, 0; and Ms. Szyman, 0.
(5)
Effective August 15, 2024, Mr. Hinrichs resigned from our Board. Effective March 12, 2024, Ms. Szyman resigned from our Board, and Mr. Lang joined our Board to fill the vacancy created by Ms. Szyman’s resignation.

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EXECUTIVE COMPENSATION

Proposal Two: Advisory Vote on Named Executive Officer Compensation

General

In accordance with Section 14A of the Exchange Act, we are requesting stockholder approval, on a non-binding advisory basis, of the compensation of our named executive officers (“NEOs”) during 2024, as described in this proxy statement. This proposal, commonly known as a “say-on-pay” vote, gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices described in this proxy statement. Consistent with the preference of our stockholders expressed at the 2022 annual meeting of stockholders, the Board has determined that say-on-pay votes will be held annually.

As discussed in further detail in the Compensation Overview section of this proxy statement, our executive compensation program is designed to achieve the following key objectives: attract, mobilize and retain the right talent; incentivize a collective focus on corporate goals; reward and recognize outstanding performance; and create long-term stockholder value.

Our Compensation Committee has created an executive compensation program that combines short-term and long-term components, cash and equity, as well as fixed, at-risk and variable compensation elements, in the proportions it believes achieve these guiding principles. For details on our executive compensation program, including our compensation philosophy and objectives and the 2024 compensation of our NEOs, we urge you to carefully read the Compensation Overview section of this proxy statement, the 2024 Summary Compensation Table, as well as the other related tables and disclosure.

Accordingly, we are asking our stockholders to approve the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Overview section, the 2024 Summary Compensation Table and the other related tables and disclosure.

Although this advisory vote is non-binding, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of this say-on-pay vote when making future compensation decisions for our executive officers.

Vote Required:

Advisory approval of the 2024 compensation of our NEOs as described in this proxy statement requires the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this vote.

Board Recommendation:	Our Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the 2024 compensation of our NAMED EXECUTIVE OFFICERS as described in this proxy statement.

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Compensation Overview

This overview and narrative (“Compensation Overview”) provides a description of our 2024 executive compensation program, including a discussion of our executive compensation philosophies, objectives and practices, and a review of the compensation paid or awarded to our NEOs during 2024. We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended, and, as such, we are not required to provide various disclosures that are included within this Compensation Overview. However, we believe the additional narrative disclosure with respect to our executive compensation program will provide our stockholders with further information regarding the Company and our executive compensation program and practices and therefore will assist in their consideration of Proposal Two, our say on pay vote.

Our NEOs consist of our CEO, and our two other most highly compensated executive officers as of December 31, 2024. For 2024, our NEOs were:

•
Leslie Trigg, our President, CEO and Board Chair;
•
Nabeel Ahmed, our Chief Financial Officer (“CFO”); and
•
John Brottem, our General Counsel and Secretary.

Executive Summary

Outset is a medical technology company pioneering a first-of-its-kind technology to reduce the cost and complexity of dialysis. We believe the Tablo® Hemodialysis System (referred to below as “Tablo”), cleared by the U.S. Food and Drug Administration (“FDA”) for use from the hospital to the home, represents a significant technological advancement that transforms the dialysis experience for patients and operationally simplifies it for providers. We designed Tablo from the ground up to be a single enterprise solution that can be utilized across the continuum of care, allowing dialysis to be delivered anywhere, anytime and by virtually anyone.

2024 Business Highlights

During 2024, we achieved the following:

•
Our Tablo installed base reached nearly 6,000 consoles, growing 10% in 2024;
•
Recurring revenue consisting of Tablo consumables and services reached $83.9 million in 2024, growing 21% over recurring revenue in 2023;
•
Closed 2024 run-rating to over 1,000,000 dialysis treatments performed on Tablo per year;
•
We achieved gross margin for the full year of 33.9% (35.6% on a non-GAAP basis)(1), compared to 22.2% (23.7% on a non-GAAP basis) in 2023;
•
Advanced our path to profitability by reducing run-rate operating expenses by approximately $80 million annually, enabling us to reduce our cash burn projection for 2025 by 50%;
•
Took steps to evolve our sales strategy and restructure and transform our commercial organization to support the growth of our business in 2025 and beyond; and
•
Invested in our quality management system, resulting in an FDA inspection concluding in September 2024 with no Form 483 observations, and setting up the resolution of an outstanding warning letter in early 2025.

(1)
Appendix A includes a reconciliation of gross margin as prepared and presented under the United States generally accepted accounting principles (“GAAP”) to non-GAAP gross margin.

2025 Proxy Statement	30

Additionally, in January 2025, we raised $172.2 million from existing and new institutional investors, as well as certain members of management and our Board, and reduced our debt position by 50%, from $200 million to $100 million, solidifying our balance sheet with funds expected to capitalize the Company through cashflow breakeven based on our current projections.

2024 Executive Compensation Highlights

The Compensation Committee took the following key actions with respect to NEO compensation for 2024:

•
Base Salaries: In light of the cost reduction efforts that we implemented in the fourth quarter of 2023 in order to better align our operating expenses with our expected rate of revenue growth, including an organizational restructuring that we substantially completed during that quarter, the Compensation Committee decided not to increase the annual base salaries of our NEOs during 2024 as compared to 2023.

•
Annual Performance-Based Cash Bonuses: The Compensation Committee determined not to make any changes to the NEOs’ target annual cash bonus opportunities with respect to 2024, as a percentage of base salary, as compared to the prior year, as they remained market competitive. Under our 2024 cash bonus program, bonuses could be earned based on achievement against multiple pre-established 2024 corporate performance goals tied to revenue (weighted 40%, as compared to 50% for 2023), gross margin (weighted 20%, as compared to 25% for 2023), non-GAAP operating income (weighted 20%, and replacing the “reduction in service costs per console per year” metric used in the 2023 bonus program) and home patients (weighted 20%, as compared to 15% for 2023). Based on performance against the 2024 corporate performance goals, the Compensation Committee approved overall payouts under our annual cash bonus program equal to 120% of each NEO’s target bonus opportunity. This overall payout was the result of strong performance on the gross margin, non-GAAP operating income and home patient goals, each of which were overachieved and paid out at the maximum payout level for each goal, which offset below-threshold performance on the revenue goal.

•
Equity Incentive Awards:

-
Annual Awards: As reflected in the charts below, in January 2024, the Compensation Committee granted each of our NEOs a mix of RSUs and performance-based restricted stock units (“PSUs”) with performance and vesting terms described below, as part of our annual compensation program. The Compensation Committee took specific steps consistent with the feedback received from stockholders during our outreach efforts (described in further detail below under the section entitled “Stockholder Advisory Votes on NEO Compensation and Related Stockholder Engagement”), and strengthened the alignment of executive compensation with long-term performance. The Compensation Committee made certain key modifications to the PSUs granted to our NEOs in 2024 as compared to the PSUs granted in 2023, including (i) elongating the measurement period for the Home PSUs (as defined below) such that performance is measured at the end of the second full year, rather than the first full year, following the year in which the grants were made, (ii) elongating the performance period for the TSR PSUs (as defined below) from two years to three years and (iii) adjusting the threshold for TSR PSUs such that achievement below the 25th percentile results in no shares being earned, while achievement at the 25th percentile results in payout of 50% (rather than 75%) of target. For 2024 annual equity awards, the Compensation Committee approved a mix of 50% PSUs and 50% RSUs for our CEO, and a mix of 20% PSUs and 80% RSUs for our other NEOs. Of these annual PSU awards granted to each NEO, 70% were comprised of Home PSUs and 30% were comprised of TSR PSUs. These were the same equity mix ratios that the Compensation Committee approved for 2023 equity awards to our executives.

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TSR PSUs(1)
Home PSUs(2)
RSUs(3)
15%
35%
50%
50%
6%
14%
20%
80%
CEO
Other NEOs

TSR PSUs(1) Home PSUs(2) RSUs(3) 15% 35% 50% 50% 6% 14% 80% 20% CEO Other NEOs

(1)
TSR PSUs: Shares subject to these PSU awards are earned and vest based on our relative total stockholder return (“relative TSR”) over a three-year performance period as compared to companies in a pre-determined index of medical device companies, with 100% of earned units vesting immediately after certification of the achievement level at the end of the three-year performance period (“TSR PSUs”). The number of TSR PSUs earned vary based on actual performance from 0% to 250% of the target number for our CEO and from 0% to 200% of the target number for our other NEOs.
(2)
Home PSUs: Shares subject to these PSU awards are earned and vest based on achievement against an operational metric tied to the number of patients treating at home on Tablo (“home patients”) as of the end of 2026, with 100% of earned units vesting immediately after certification of the achievement level following the end of 2026 (“Home PSUs”). The number of Home PSUs earned vary based on actual performance from 0% to 250% of the target number for our CEO and from 0% to 200% of the target number for our other NEOs.
(3)
RSUs: Shares subject to these RSU awards vest over a three-year period with one-third vesting on the first anniversary of the grant date and the remaining two-thirds vesting quarterly over the following two years.

-
Special Retention Awards: In addition to the annual equity awards described above, from time to time, we grant special equity incentive awards to promote leadership stability or achieve other strategic objectives. For instance, in January 2024, the Compensation Committee granted additional one-time special retention awards to each of our NEOs in the form of a new type of PSU award which is earned and vests based on appreciation of our stock price above pre-determined stock price thresholds or achievement of specified non-GAAP operating income targets over a performance period of up to three years (such awards, the “PRSUs”). In granting these PRSUs, the Compensation Committee recognized the importance of retaining stable leadership during a challenging and critical time for the Company, particularly in light of the competitive talent market environment, and was concerned that each NEO’s unvested equity holdings were below a level the committee believed was adequate for retention due to the decline in our stock price. To increase the retention value of our NEO’s equity packages, while also further motivating and rewarding performance directly aligned with the creation of long-term stockholder value and the Company’s key goal tied to generating operating income, the Compensation Committee granted PRSUs to each NEO.

-
Value of Awards: The Compensation Committee approved equity award grants to our NEOs in 2024 with values significantly below the prior year grants to the NEOs. In particular, inclusive of the PRSUs, based on the target number of shares underlying the above-described 2024 annual RSUs and PSUs granted to our NEOs and the closing price of our common stock on the respective grant dates, such equity award grants had a total value approximately 50% below the prior year grant in the case of our CEO and approximately 30% below the prior year grants, on average, in the case of our other NEOs. Furthermore, excluding the value of the PRSUs, the above-described 2024 annual RSUs and PSUs had a total value approximately 65% below the prior year grant in the case of our CEO and approximately 60% below the prior year grants, on average, in the case of our other NEOs.

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Preview of 2025 Annual Cash Bonus Plan Framework

In early 2025, the Compensation Committee determined to restructure the annual cash bonus program for 2025. As compared to the 2024 cash bonus program, for the 2025 annual cash bonus program, the Compensation Committee reduced the number of performance goals from four to two, with two pre-established performance goals tied to 2025 revenue and 2025 non-GAAP operating income, each weighted 50%. For each performance goal, payouts range from 50% (at threshold performance) to 100% (at target performance) and up to a maximum of 200%. The Compensation Committee’s goals in designing the 2025 annual cash bonus program were to streamline and balance the program, place greater emphasis on direct financial metrics and further align, focus and incentivize our executives around the Company’s most critical financial goals of driving revenue growth, managing operating expenses and achieving cashflow breakeven. By reducing the number of performance goals from four to two, a shortfall in one goal will now have a greater impact on the overall payout, as there are fewer goals to offset underperformance. Our Compensation Committee believes these changes will create stronger alignment between payout and the achievement of both key financial goals, helping to ensure that our executives are incentivized to consistently perform well on both financial metrics.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to meet the following key objectives:

•
Attract, mobilize and retain the right talent. Executive compensation should be market-competitive in order to attract and retain highly qualified, experienced and motivated talent to act as inspirational leaders, drive our strategic initiatives, grow our business and help pave the way to a patient-centric dialysis service model.
•
Incentivize a collective focus on corporate goals. Our work environment is goal-driven and we believe compensation is a critical tool in the successful execution of our business objectives. By tying elements of our executives’ pay to key corporate goals, we encourage our executives to focus their teams and execute on these goals.
•
Reward and recognize outstanding performance. We firmly believe that executive compensation should incentivize and reward outstanding performance that contributes to our overall growth and success as a company both in the short term and long term.
•
Create long-term stockholder value. Through the risks and rewards of owning Outset equity, we incentivize our executives to stay focused collectively on activities that intended to ensure Outset’s sustainable success.

Our Compensation Committee has created an executive compensation program that combines short-term and long-term components, cash and equity, as well as fixed, at-risk and variable compensation elements, in the proportions it believes achieve these guiding principles.

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Linking Pay to Performance; Our Program Design

Consistent with our philosophy of aligning executive pay with the short-term and long-term performance of the Company, and to align the interests of management and stockholders, a significant majority of the overall compensation paid to each NEO is at-risk or variable in the form of annual cash bonuses and equity-based compensation. Our annual cash bonuses are at-risk because they are earned only upon the achievement of pre-established performance metrics. Our PSU awards are at-risk because the underlying shares are earned and vest only upon the achievement of performance metrics. Our RSU awards are variable because the value earned varies based on our stock price.

As reflected in the charts below, for 2024, approximately 78% of our CEO’s target annual pay, and 67% of our other NEOs’ target annual pay on average, was at-risk or variable. We believe this target annual pay mix reflects the strong pay-for-performance design of our executive compensation program.

CEO Target Annual Pay(1) Mix	Other NEOs, Average Target Annual Pay(1) Mix

Annual Base Salary (22%)
RSUs (28%)
78%
At-Risk or Variable
Target Annual Cash Bonus (22%)
PSUs (28%)

RSUs(28%) Annual Base Salary (22%) Target Annual Cash Bonus (22%) PSUs(28%) 78% AT- Risk or Variable RSUs(40%) Annual Base Salary (33%) Target Annual Cash Bonus (17%) PSUs(10%) 67% AT- Risk or Variable

(1)
“Target annual pay” consists of each NEO’s (i) annualized base salary for 2024, (ii) target annual cash bonus as a percentage of annualized base salary for 2024, assuming payout at 100% and excluding potential overachievement, and (iii) target values of annual equity awards granted to such NEO during 2024 based on the target number of shares underlying such RSUs and PSUs (assuming target performance) times the closing price of our common stock on the grant date. Special retention awards are excluded from “target annual pay” because of the one-time special nature of the awards which we do not consider to be part of our annual compensation program.

Elements of Our Executive Compensation Program

For 2024, the material elements of compensation for our NEOs were base salary, annual cash bonuses tied to corporate performance goals, and equity-based compensation in the form of annual awards consisting of RSUs and PSUs and special awards consisting of PRSUs. The following table outlines these principal elements, including the primary objectives of each element, any associated performance measures, and whether each element is categorized as “fixed,” “at-risk” or “variable” based on corporate performance (including stock price appreciation).

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Compensation Element	Form	Type	Primary Objectives	Performance Measures
Base Salary	Cash	Fixed	• Provide base amount of market competitive pay to attract, retain and motivate an effective leadership team • Provide a predictable level of financial stability for our executives	Not applicable
Annual Cash Incentive	Cash	At-risk	• Focus executives on key annual corporate goals • Motivate and reward performance in achievement of these goals • Create a “pay for performance” culture	Pre-established performance metrics based on achievement of multiple one-year financial, operational and strategic goals (tied to revenue, gross margin, non-GAAP operating income and home patients)
Equity Incentive Awards	RSUs	Variable
•
Attract, incentivize and retain executives through time-based multi-year vesting
•
Align interests of stockholders and executives by linking realized value to stock price performance
•
Focus our executives on performance that creates long-term value for our stockholders
Stock price appreciation
	PSUs	At-risk
•
Incentivize and retain executives
•
Focus executives on key corporate goals considered to be critical drivers of our growth and creation of long-term stockholder value
•
Motivate and reward performance that creates long-term value for our stockholders (no payout if performance measures are not met)
•
Align interests of stockholders and executives

Performance metrics based on achievement against two metrics: (1) an operational metric tied to home patients at the end of 2026 and (2) our relative stockholder return over a three-year performance period compared to companies in a pre-determined index of medical device companies

	PRSUs	At-risk
•
Increase retention value of executive equity packages
•
Further motivate and reward performance directly aligned with the creation of long-term stockholder value and our key goal tied to generating operating income

Performance over period of up to three years based on (1) appreciation of the volume weighted average trading price of our common stock ("VWAP") above pre-determined thresholds over a sustained 20-trading day period and/or (2) achievement of specified non-GAAP operating income targets

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Our Executive Compensation Practices

During 2024, our Compensation Committee maintained a number of practices designed to reinforce our executive compensation philosophy and objectives:

WHAT WE DO:	WHAT WE DON’T DO:

✓ A significant majority of our NEOs’ annual target pay is at-risk or variable in the form of annual cash bonuses and long-term equity compensation tied to corporate performance and/or stock price appreciation

✓ Annual cash bonuses contingent on multiple pre-established financial, operational and strategic performance metrics that align with key corporate goals intended to create long-term stockholder value, subject to a cap on payout

✓ PSUs tied to multiple performance metrics over multi-year performance periods

✓ Our short-term and long-term incentive programs are tied to different measures of performance

✓ Annual advisory vote for stockholders to approve NEO compensation

✓ Maintain a fully (100%) independent Compensation Committee

✓ Retain independent compensation consultant reporting directly to the Compensation Committee

✓ Annual executive compensation review (including market comparison against a relevant peer group)

✓ Annual risk assessment of compensation plans, policies and programs

✓ Meaningful stock ownership guidelines for our directors and executive officers

✓ Compensation recoupment (“clawback") policy

✗ No guaranteed bonuses or base salary increases

✗ No employment contracts that guarantee continued employment of our executive officers

✗ No excessive perquisites provided to our executive officers

✗ No “single trigger” equity vesting on currently outstanding equity awards

✗ No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

✗ No health, welfare or retirement plans for executive officers that are not available to all employees

✗ We prohibit our employees and directors from engaging in hedging or other speculative transactions in our securities, and from pledging our securities

✗ No dividend or dividend equivalent payments on unearned equity awards

Stockholder Advisory Votes on NEO Compensation and Related Stockholder Engagement

Since 2022, we have held annual say-on-pay votes seeking advisory approval from our stockholders of the compensation of our named executive officers. At our annual meeting of stockholders held in May 2024, our say-on-pay proposal was approved on an advisory basis, with approximately 50.4% of stockholder votes cast in favor of the proposal. In light of this level of support, compared to an average approval over the prior two years of 96% of the votes cast in favor of our say-on-pay proposals, in late 2024, we initiated a stockholder outreach campaign with our top stockholders, with the primary goal of seeking feedback on our executive compensation program. As part of this outreach, we contacted our top 20 stockholders at the time, which represented over 50% of shares then-outstanding. Of stockholders contacted, 35% responded and 15% accepted our invitation for a meeting to provide feedback.

This stockholder outreach effort was led by management and overseen by our Compensation Committee, with participation by our Chief Financial Officer, Vice President of Investor Relations, General Counsel and D. Keith Grossman, our Lead Independent Director and longest-standing member of our Compensation Committee. Investor feedback received during these meetings was summarized for and discussed with our Compensation Committee.

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In evaluating our executive compensation practices during 2024 and in early 2025, our Compensation Committee thoughtfully considered stockholder feedback received during the course of our outreach. The table below summarizes input received from our stockholders and how our Compensation Committee has considered and addressed these matters.

What We Heard from Our Stockholders		Our Perspective / How We Responded
Long-term equity incentive awards	Stockholders expressed a preference for a three-year measurement period instead of a two-year measurement period for PSUs.

As part of our commitment to continuously evolving our executive compensation program as we mature as a public company, and in order to further strengthen the alignment of executive compensation with the Company’s long-term performance, for PSUs granted to executives in 2024, the Compensation Committee made certain key changes to the structure of our PSUs, including (i) elongating the measurement period for the Home PSUs such that performance is measured at the end of the second full year, rather than the first full year, following the year in which the grants were made, and (ii) elongating the performance period for the TSR PSUs from two years to three years. In addition, the PRSUs granted to executives in 2024 have a performance period of up to three years. As a result, we believe these key changes substantially address the preference our stockholders expressed for a three-year measurement period for PSUs.

For PSUs tied to relative TSR, stockholders expressed a preference for the payout to be capped at target if absolute TSR is negative over the performance period, and one stockholder also expressed a preference for target performance to be set above 50% of peers (e.g., at 55%).

In determining the structure and design of any PSU awards to be granted to executive officers in 2025 (which have not yet been granted or approved as of the date of this proxy statement), our Compensation Committee intends to thoughtfully consider this feedback to the extent TSR is a relevant feature of such awards.

One stockholder expressed support for the fact that that a significant portion of our CEO’s compensation is variable or at-risk in the form of RSUs or PSUs tied to stock price appreciation and/or corporate performance goals.

Aligned with the feedback received from our outreach, our Compensation Committee believes that continuing this practice is consistent with our overall philosophy of linking executive pay to long-term performance of the Company and aligning the interests of management and stockholders. The Compensation Committee has recently made several changes to our long-term equity incentive program intended to strengthen the alignment of executive compensation with long-term performance. For example, in addition to elongating PSU measurement periods as discussed above, for the TSR PSUs awarded to executives in 2024, the committee adjusted the threshold such that achievement below the 25th percentile results in no shares being earned, while achievement at the 25th percentile results in payout of 50% (rather than 75%) of target.

Performance metrics

One stockholder recommended that we tie executive compensation to a balance sheet-related performance metric in order to align and incentivize executives around strengthening the Company’s balance sheet position.

Our Compensation Committee generally agrees with this perspective and, in early 2025, the Compensation Committee determined to restructure the annual cash bonus program for 2025 to place greater emphasis (e.g., 50% weighting) on a performance goal tied to the Company’s 2025 non-GAAP operating income, which is intended to align and incentivize executives around the Company’s goal of achieving cashflow breakeven. Additionally, we recently strengthened our balance sheet, as described above in the section entitled “Executive Summary – 2024 Business Highlights.”

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Stock ownership guidelines	One stockholder expressed a preference for stock ownership guidelines that require CEOs to owns shares with an aggregate value of at least six (6) times annual base salary.

Our Stock Ownership Guidelines require that, following the five-year accumulation period, our CEO owns shares of common stock having an aggregate value of at least three (3) times her annual base salary. Following consultation with our independent compensation consultant and a review of peer group practices, our Compensation Committee continues to believe that this target ownership level is in line with its peer group and strikes an appropriate balance between encouraging our CEO to be a meaningful stakeholder with interests aligned with long-term stockholder value creation, while maintaining sufficient flexibility to attract and retain top talent.

We value the opinions of our stockholders. Our Board and Compensation Committee take very seriously the voting results and feedback received from our stockholders and will continue to thoughtfully consider the outcome of future say-on-pay votes and stockholder feedback when making future compensation decisions for our executive officers. Consistent with the preference of our stockholders as reflected in the non-binding, advisory vote on the frequency of future say-on-pay votes (commonly known as a “say-on-frequency” vote) held at our 2022 annual meeting of stockholders, our Board has determined that we will hold a say-on-pay vote every year. Accordingly, we are holding a say on-pay vote at this Annual Meeting (see “Proposal Two” in this proxy statement for more detailed information).

As part of our investor relations program, we engage in ongoing outreach to and discussions with our stockholders, including on matters related to executive compensation and corporate governance. Please see the section above entitled “Board and Corporate Governance Matters – Stockholder Engagement” for further details on our stockholder engagement efforts.

How We Make Executive Compensation Decisions

Role of the Compensation Committee and Management

Our Board has delegated to the Compensation Committee responsibility for overseeing and administering our executive compensation program, including reviewing and approving or recommending the compensation of our CEO and other executive officers (including our NEOs). With respect to the compensation of our CEO, the Compensation Committee is charged with reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals, and determining and approving our CEO’s compensation based on this evaluation and other factors. Our CEO does not participate in discussions regarding her own compensation. Beginning in 2025, our Board will approve the level of our CEO’s, base salary, target annual bonus and target annual equity award based on the Compensation Committee’s recommendation.

Our Compensation Committee also approves the compensation of our executive officers other than our CEO. In doing so, the Compensation Committee takes into account our CEO’s evaluation of each executive officer’s performance and her recommendations with respect to their compensation. While our Compensation Committee solicits and reviews our CEO’s recommendations and proposals with respect to compensation of our executive officers (other than her own), the Compensation Committee uses these recommendations and proposals as one of several factors in making such compensation decisions, and exercises its discretion in accepting, rejecting or modifying any such recommendations and proposals. In addition, from time to time, various members of management and other employees may be invited by the Compensation Committee to provide financial or other information or advice to the committee or otherwise participate in committee meetings.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our CEO (other than with respect to herself), market data and competitive benchmarking assessments prepared by the Company’s independent compensation consultant (as discussed below in the section entitled “Benchmarking Comparison to Peer Group”), current and past total compensation, current equity holdings and the retention value thereof, overall forecast and budget considerations, current market conditions and the talent market environment, company performance and growth, the specific needs of the business at critical points in time, each executive’s role, criticality and relative scope of responsibility, individual performance and contributions, longevity and depth in role, overall experience and expertise, as well as internal equity considerations.

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Guidance from Independent Compensation Consultant

In accordance with its written charter, the Compensation Committee has authority to retain or obtain the advice of an independent compensation consultant, legal counsel or other advisors to assist with the execution of its duties including as it relates to executive officer compensation. The Compensation Committee believes that working with an independent compensation consultant furthers its objectives to recruit and retain qualified executives, align their interests with those of our stockholders and help design compensation packages that will appropriately motivate and reward ongoing achievement of our business goals.

The Compensation Committee engaged the services of Pearl Meyer as an independent executive compensation consultant to assist in its evaluation of executive and director compensation for 2024. At the request of the Compensation Committee, Pearl Meyer advised on principal aspects of our 2024 executive compensation program, including reviewing our executive compensation philosophy, developing a comparative group of peer companies, reviewing peer group trends with respect to levels and types of compensation elements, and performing competitive benchmarking assessments of executive officer compensation against our peer group and certain industry-specific survey data. In addition, Pearl Meyer reviewed and benchmarked our non-employee director compensation policy, reviewed competitive market practices and trends for equity compensation of our non-executive employees, conducted pay for performance assessments with respect to our 2024 CEO compensation, and provided support on other ad hoc matters throughout the year.

Pearl Meyer is retained by and continues to report to the Compensation Committee and, at the request of the committee, participates in committee meetings. Based on consideration of the various factors set forth in applicable Nasdaq and SEC rules, the Compensation Committee does not believe that its relationship with Pearl Meyer and the work of Pearl Meyer on behalf of the Compensation Committee have raised any conflicts of interest. The Compensation Committee reviews these factors and receives written confirmation from Pearl Meyer stating its belief that it remains an independent compensation consultant to the Compensation Committee.

Benchmarking Comparison to Peer Group

In order to obtain a broad view of compensation practices among industry peers and competitors for executive talent, and to help design a competitive executive compensation program to attract, motivate and retain effective leadership, our Compensation Committee worked closely with Pearl Meyer to identify an appropriate group of comparable publicly traded peer companies against which to benchmark our 2024 executive officer compensation.

In selecting the peer group to be used to help guide 2024 executive compensation decisions, the Compensation Committee, in consultation with Pearl Meyer, reviewed and updated the peer group selection criteria designed to capture a meaningful cross-section from which to benchmark executive officer compensation as follows:

Step	Criteria
Starting Pool	An initial group of U.S.-based public companies traded on a major exchange was identified
Filtering Criteria

The initial group was filtered to focus on companies operating in comparable industries, with comparable revenue, market capitalization and full-time employee headcount generally within the following ranges:

•
Trailing 12-month revenue ranging from $50 million to $350 million
•
6-month average market capitalization ranging from $350 million to $3.5 billion
•
150 to 1,500 full-time employees

Selection Criteria

Peer companies meeting the above filtering criteria were prioritized and selected using selection criteria based on geography (west-coast based companies), sector (healthcare and capital equipment providers), a “peer of peer” analysis and comparison to proxy advisor peer groups

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In July 2023, following consultation with Pearl Meyer and based on the above selection criteria, our Compensation Committee approved the following peer group of companies for evaluating 2024 executive officer compensation (the “2024 peer group”):

2024 Peer Group
AtriCure, Inc.	NanoString Technologies, Inc.	Silk Road Medical, Inc.
Axonics, Inc.	Pacific Biosciences of California, Inc.	STAAR Surgical Company
CareDx, Inc.	Paragon 28, Inc.	Tactile Systems Technology, Inc.
Glaukos Corporation	PROCEPT BioRobotics Corporation	TransMedics Group, Inc.
Inari Medical, Inc.	Pulmonx Corporation	Treace Medical Concepts, Inc.
iRhythm Technologies, Inc.	SI-BONE, Inc.	Veracyte, Inc.

The Compensation Committee reviews our peer group on an annual basis to make adjustments if warranted based on changes in both our business and the businesses of the companies in our peer group, while maintaining year-over-year continuity in the list for comparability of competitive analysis. As part of this review process, the Compensation Committee made the following changes to the 2023 peer group in determining the 2024 peer group:

•
Removed Inspire Medical Systems, Inc. and Shockwave Medical, Inc., each of which had revenue and market capitalization above the applicable filtering criteria range;
•
Removed PhenomeX Inc. (formerly Berkeley Lights, Inc.) as its market capitalization fell below the filtering criteria range;
•
Removed ViewRay, Inc. which filed for bankruptcy and ceased operations during 2023; and
•
Added four healthcare equipment companies (Paragon 28, Inc., PROCEPT BioRobotics Corporation, TransMedics Group, Inc. and Treace Medical Concepts, Inc.), each with revenue, market capitalization and full-time employee headcount within our filtering criteria ranges in order to replace the removed companies and maintain our target peer group size.

Our Compensation Committee believes competitive market data is a useful tool in its deliberations to help design an executive compensation program that is competitive in relation to our peers, enabling us to attract, motivate and retain a qualified leadership team. The Compensation Committee generally considers the 25th, 50th and 75th percentiles of market data, and makes individual compensation decisions based on comparable positions at our peer group. However, the Compensation Committee does not rely solely on competitive market data to determine any element of executive compensation or overall compensation. In making executive compensation decisions, the Compensation Committee considers a number of additional factors, including those discussed above in the section entitled “Role of the Compensation Committee and Management” as well as below in the section entitled “Elements of NEO Compensation and 2024 Determinations.”

In October 2023, Pearl Meyer prepared reports summarizing a benchmarking review and assessment of our executive compensation program, including base salary, annual incentive bonus and equity award levels for our NEOs as compared to our 2024 peer group and certain industry-specific survey data. The Compensation Committee reviewed and considered these benchmarking reports prior to determining the size, components and mix of compensation elements for the NEOs in 2024. However, in setting 2024 executive compensation, the Compensation Committee deprioritized this competitive market data due to changes in the Company’s profile in the latter months of 2023, including, in particular, the decline in our stock price and market capitalization. The Compensation Committee instead prioritized aligning the Company’s executive compensation program with its current business strategy and goals, retention priorities and current levels of unvested equity held by the NEOs, as well as operating budget considerations and cost reduction initiatives.

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Elements of NEO Compensation and 2024 Determinations

The principal elements of our NEOs’ 2024 compensation consisted of cash compensation in the form of base salary and annual cash bonuses tied to corporate performance goals, as well as equity-based compensation in the form of annual awards consisting of RSUs and PSUs and special awards consisting of PRSUs. Each of these compensation elements is discussed in further detail below, including a description of how it fits into our overall executive compensation program and a discussion of the amounts of compensation paid or awarded to our NEOs during 2024 under each of these elements.

In addition, our NEOs are eligible to participate in our standard retirement, health and welfare and other available employee benefit plans on the same basis as our other employees. We also maintain severance and change in control arrangements with our executive officers (including our NEOs) as described below.

Base Salary

Base salary represents the fixed portion of our executive officers’ compensation, which we view as an important element to attract and retain an effective leadership team. As the only fixed component of our executive compensation program, base salaries are also intended to provide our executives with a reasonable degree of financial stability, predictability and security of compensation.

Our Compensation Committee generally reviews and determines the base salaries of our executive officers on an annual basis, as well as upon hire of a new executive and upon promotion to an executive position. In setting base salaries, the Compensation Committee generally considers competitive market data for comparable positions within our peer group and certain industry-specific survey data, while also taking into consideration other factors including current and past total compensation, each executive’s role, criticality and relative scope of responsibility, individual performance and contributions, longevity and depth in role, overall experience and expertise, company performance and growth, operating budget considerations and cost reduction initiatives, as well as the recommendations of our CEO (other than with respect to herself).

In connection with its annual review of executive compensation levels in late 2023 and early 2024, the Compensation Committee reviewed the base salaries of our NEOs, including a review against market data prepared by Pearl Meyer based on our 2024 peer group and certain industry-specific survey data. However, in light of cost reduction efforts we implemented in the fourth quarter of 2023 to better align our operating expenses with our expected rate of revenue growth, including an organizational restructuring we substantially completed during that quarter, the Compensation Committee ultimately determined not to make increases to the annual base salaries for any of our NEOs in 2024.

The following table sets forth the annual base salaries in effect for each NEO in 2024, which were unchanged from the prior year, as reflected below.

Name:	2023 Annual Base Salary ($)	2024 Annual Base Salary ($)	Percentage Increase
Leslie Trigg	725,000	725,000	—
Nabeel Ahmed	460,100	460,100	—
John Brottem	415,800	415,800	—

Annual Cash Incentive

We provide our executives with short-term incentive compensation through our annual cash bonus program. Consistent with our executive compensation philosophy, our annual incentive program is designed to focus our employees (including our executives) on key strategic corporate goals and motivate and reward performance in achievement of these goals, helping to create a goal-oriented and “pay for performance” environment. We believe that company-wide goals help foster effective cross-functional performance and a culture of collaboration, in furtherance of our philosophy that we drive for success as a team, not as individuals.

Our annual cash bonus program provides cash incentive award opportunities based on the level of achievement of financial, operational and strategic corporate performance goals established by our Compensation Committee at the

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beginning of the fiscal year. Payout varies depending on company performance as compared to the threshold and target performance goals established by the Compensation Committee. Our bonus program is designed to pay above-target bonuses when we exceed our target annual corporate objectives and below-target bonuses when we do not meet these objectives, with no payout in the event that we fail to meet any of the threshold objectives.

Target annual cash bonus opportunities for our NEOs were set by our Compensation Committee as a percentage of their respective base salaries. In connection with its annual review of our executives’ compensation in late 2023 and early 2024, our Compensation Committee reviewed the 2024 bonus targets of our NEOs, taking into consideration market data prepared by Pearl Meyer based on our 2024 peer group and certain industry-specific survey data, each executive’s scope of responsibilities and individual and company performance, as well as the recommendation of our CEO (except with respect to herself), with a view towards generally maintaining consistent bonus percentages amongst our non-CEO executive officers. Based on this analysis, the Compensation Committee decided not to change the NEOs’ 2024 bonus targets as compared to the prior year.

The following table sets forth the bonus targets (as a percentage of annual base salary) for each NEO during 2024, which were unchanged from the prior year, as reflected below:

Name:	2023 Bonus Target Percentage	2024 Bonus Target Percentage	Increase
Leslie Trigg	100%	100%	—
Nabeel Ahmed	50%	50%	—
John Brottem	50%	50%	—

Corporate Performance Goals

The payment of awards under our 2024 annual cash bonus program applicable to our NEOs was subject to the attainment of several pre-established corporate milestones and goals relating to the Company’s financial and operational performance, which we refer to as “performance goals.” These performance goals were approved by our Compensation Committee in February 2024 and related to revenue (weighted 40%), gross margin (weighted 20%), non-GAAP operating income (weighted 20%) and home patients (weighted 20%). As compared to our prior year cash bonus program, for the 2024 cash bonus program, our Compensation Committee determined to (i) smooth the weightings and influence across performance goals by lowering the weighting ascribed to the highest-weighted performance goal (tied to revenue) from 50% to 40% and assigning equal weightings to the remaining three goals and (ii) replace the performance goal tied to reduction in service costs per console per year with a performance goal tied to non-GAAP operating income in order to place greater emphasis on direct financial metrics and to align and incentivize executives around the Company’s key goals of reaching profitability and achieving cashflow breakeven.

Our Compensation Committee established “threshold” and “target” achievement levels for each performance goal with resulting payouts for each such goal ranging from 50% (at threshold) to 100% (at target), plus an overachievement opportunity for achievement levels above target up to a maximum of 200% for each performance goal. As compared to our prior year cash bonus program, our Compensation Committee determined to expand the achievement spectrum by adjusting the threshold for each performance goal to 50% (down from 75%) to allow for a greater range of performance to be recognized and support retention objectives.

Our Compensation Committee designed these threshold and target corporate performance goals for 2024 to (i) be challenging, but attainable with superior performance as well as focused effort and execution by our executives, (ii) appropriately drive successful execution of key strategic company objectives, namely driving revenue growth, expanding gross margins to deliver improved profitability, managing operating expenses and expanding within the home dialysis market, and (iii) effectively balance near-term financial performance with strategic financial and operational objectives designed to increase long-term stockholder value consistent with our overall growth strategies.

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Each performance goal was weighted according to the Compensation Committee’s assessment of its relative significance to our short-term and long-term success and strategy. In order to incentivize and proportionately reward exceptional above-target performance of each goal, while balancing fiscal responsibility and the desire to discourage excessive risk taking by our executives, the Compensation Committee allowed for overachievement opportunities for each goal based on pre-determined payout slopes, while capping payouts for each goal at a maximum of 200%. For each of our 2024 performance goals, target achievement levels were set at improved levels compared to 2023 cash bonus program targets and actual results (except in the case of the non-GAAP operating income performance goal, which was new to the 2024 cash bonus program).

2024 Cash Bonus Plan Design and Payouts

In January 2025, our Compensation Committee, based on achievement of our 2024 corporate performance goals, approved overall payouts under our 2024 annual cash bonus program equal to 120% of each NEO’s target bonus opportunity. This overall payout was the result of strong performance on the gross margin, non-GAAP operating income and home patient goals, each of which were overachieved and paid out at the maximum payout level for each goal, which offset below-threshold performance on the revenue goal.

The table below summarizes (i) the design of our 2024 cash bonus program, including the weighting, as well as threshold, target and maximum achievement levels, for each corporate performance goal, (ii) actual achievement and corresponding payout levels at 2024 year-end with respect to each of our corporate performance goals, and (iii) the total payout level under the 2024 cash bonus program.

					Actual Achievement
Corporate Performance Goal	Weighting	Threshold: 50% Payout(1)	Target: 100% Payout(1)	Maximum 200% Payout(2)	Attainment at 2024 Year-End	Payout Level	Weighted Payout
Revenue (2024)	40%	$132.6 million	$156.0 million	$165.3 million	Below threshold $113.7 million	0.0%	0.0%
Gross margin (non-GAAP 2024)	20%	27.2%	32.0%	33.9%	Above maximum 35.6%(3)	200%	40.0%
Operating income (non-GAAP 2024)	20%	$(103.2) million	$(89.7) million	$(84.3) million	Above maximum $(78.8) million(3)	200%	40.0%
Home patients (at 2024 year-end)(4)	20%	85% of target goal	Target goal	108.4% of target goal	Above maximum	200%	40.0%
					Total payout:		120.0%

(1)
Achievement of each performance goal below threshold results in no payout for such goal. Payouts for each performance goal scale linearly from 50% to 100% for achievement between threshold and target levels for each performance goal and from 100% to a cap of 200% for achievement between target and maximum levels. Payout for any individual performance goal is capped at a maximum of 200%.
(2)
Minimum achievement required to reach 200% payout based on approved overachievement opportunity for each performance goal.
(3)
Appendix A includes a reconciliation of gross margin and operating income as prepared and presented under GAAP to non-GAAP gross margin and operating income.
(4)
Because of the competitively sensitive nature of this information, we are not disclosing the specifics of our goal related to home patients. This goal was intended to be challenging, but attainable with superior performance and focused effort and execution by our executives.

2025 Proxy Statement	43

The following table summarizes the 2024 target bonus opportunities (assuming 100% payout at target) for each NEO, as well actual cash bonus amounts earned by each NEO during 2024 under our cash bonus program that were paid in January 2025.

Name:	Actual Base Salary Paid in 2024 ($)	2024 Bonus Target Percentage (%)	2024 Target Bonus Opportunity at 100% Payout ($)	2024 Actual Bonus Payout Level (%)	2024 Actual Bonus Amount ($)(1)
Leslie Trigg	725,000	100%	725,000	120.0%	870,000
Nabeel Ahmed	460,100	50%	230,050	120.0%	276,060
John Brottem	415,800	50%	207,900	120.0%	249,480

(1)
Actual cash bonus amounts earned by each NEO during 2024 were calculated based on such NEO’s actual salary paid during 2024, multiplied by the product of (i) such NEO’s 2024 bonus target percentage and (ii) the actual bonus payout level (120%).

Equity Incentive Awards

Our equity-based compensation is intended to attract, motivate and retain our executive officers, align the interests of our executive officers with the interests of our stockholders and focus our executive officers on performance that creates long-term value for our stockholders, using a mix of both time-based vesting and performance-based vesting. We typically grant equity awards to executive officers on an annual basis, as well as upon hire of a new executive and upon promotion to an executive position.

2024 Equity Award Types

During 2024, we granted equity-based compensation to our NEOs in the form of RSUs and PSUs as part of our annual compensation program, as well as certain special retention awards described below.

Key elements of equity awards granted to our NEOs during 2024, including the target mix of annual awards and vesting schedules, are summarized in the following table:

Target Equity Mix (% of Annual Equity Award)
Equity Award Type	Recipients	CEO	Other NEOs	At-Risk or Variable	Vesting(1)
RSUs	All NEOs	50%	80%	Variable: Value varies based on stock price performance	Time-based vesting over three years, with one third vesting on the first anniversary of the grant date and then vesting quarterly over the following two years
PSUs	All NEOs	50%(2)	20%(2)	At-risk: No payout if threshold performance measure is not met

Performance-based vesting, with PSUs earned and vesting based on achievement against two separate metrics tied to: (1) home patients measured at the end of the second full year following the year in which the awards were granted and (2) relative TSR measured at the end of a three-year performance period

PRSUs	All NEOs	Not applicable(3)	Not applicable(3)	At-risk: No payout if threshold performance measures are not met

Performance-based vesting, with PRSUs earned and vesting based on appreciation of our stock price above pre-determined stock price thresholds or achievement of specified non-GAAP operating income targets over a performance period of up to three years

(1)
All vesting is subject to continued service through the applicable vesting date(s)
(2)
Of the annual PSU awards granted to each NEO, 70% were comprised of Home PSUs and 30% were comprised of TSR PSUs.
(3)
One-time special retention awards not considered part of our annual compensation program

2025 Proxy Statement	44

Design of 2024 Annual PSU Awards

In designing the PSUs awarded to the NEOs in early 2024 as part of our annual compensation program, the Compensation Committee, in consultation with Pearl Meyer, maintained certain features (including performance metrics) which were applicable to the PSUs granted to our executives in 2023, while making certain key modifications to the design of the 2024 PSU awards consistent with stockholder feedback and in order to strengthen the alignment of executive compensation with long-term performance, including: (i) elongating the measurement period for the Home PSUs such that performance is measured at the end of the second full year (rather than first full year) following the year in which the awards were granted, (ii) elongating the performance period for the TSR PSUs from two years to three years, and (iii) adjusting the threshold for TSR PSUs such that achievement below the 25th percentile results in no shares being earned, while achievement at the 25th percentile results in payout of 50% (rather than 75%) of target.

The table below summarizes key features of the two types of PSUs awarded to the NEOs in 2024 as part of our annual compensation program, and the Compensation Committee’s rationale:

	Home PSUs	TSR PSUs	Rationale
Performance metrics	Home patients	Relative TSR compared to companies in the Russell 2000 Medical Device Index
•
Home patients is an operational metric the Compensation Committee determined would appropriately incentivize, reward and drive focused execution and performance by our executives against the Company’s key strategic goal of expanding within the home hemodialysis market, a goal the Compensation Committee considers to be a critical driver of the Company’s future growth and long-term stockholder value.
•
Relative TSR, in addition to being a common incentive metric amongst peer group companies, is an effective measure of the Company’s long-term success and creation of stockholder value as compared to a pre-determined index of medical device companies which the Compensation Committee determined to be most comparable in sector and company size. The relative nature of the metric helps normalize external macroeconomic factors that fall outside of management’s control.
•
The use of multiple metrics (one absolute and one relative) helps balance the PSU structure, focusing executives and incentivizing and rewarding performance based on more than a single metric.

Weighting	70%	30%
•
The Compensation Committee determined the split between Home PSUs and TSR PSUs based on relative significance of the performance metrics to the Company’s short-term and long-term success and strategy, placing greater emphasis on home patients as a critical operational metric.

Payout scale and maximum	0% to 250% (CEO) 0% to 200% (other NEOs)	0% to 250% (CEO) 0% to 200% (other NEOs)	• Incentivizes and proportionately rewards exceptional above-target performance, while discouraging excessive risk-taking by our executives.
Performance period and vesting

Performance period of nearly three years (beginning on the grant date and ending on December 31, 2026), with 100% of earned units vesting upon certification of achievement following the performance period

Three-year performance period (January 12, 2024 through January 12, 2027), with 100% of earned units vesting upon certification of achievement following the performance period
•
For additional retentive value and risk management, and to further strengthen the link between executive pay and the Company's long-term performance, the Compensation Committee determined to elongate the performance periods (as compared to PSUs granted to executives in 2023) from two years to three years or nearly three years, as applicable. The Compensation Committee determined that a multi-year performance period of three years or nearly three years, as applicable, was the appropriate time horizon over which to measure performance, balancing the one-year performance period for the annual cash bonus program and consistent with the three-year vesting period for the time-based RSUs, for an overall compensation program that is intended to appropriately align executive pay with both short-term and long-term performance of the Company.

2025 Proxy Statement	45

Home PSUs:

Of the PSUs awarded to our NEOs in 2024 as part of our annual compensation program, 70% were comprised of Home PSUs. The Home PSUs awarded to our NEOs during 2024 are earned and vest based on achievement against an operational metric tied to the number of home patients as of the end of 2026, with 100% of earned units vesting upon certification of the requisite achievement level following the end of 2026, subject to continued service through the vesting date.

The number of Home PSUs earned at the end of the nearly three-year performance period beginning on the grant date and ending December 31, 2026 (“Earned Home Units”) varies based on actual performance from 0% to 250% in the case of our CEO and from 0% to 200% in the case of our other NEOs. The table below summarizes the payout opportunities for the Home PSUs:

	Number of Home Patients at end of 2026	Earned Home Units
Level of Achievement	(as a Percentage of Target)(1)	(as a Percentage of Target)
Below Threshold	Less than 62.5%	0%
Threshold	62.5%	75%
Target	100%	100%
Maximum	137.2% for our CEO; 124.8% for our other NEOs(2)	250% for our CEO; 200% for our other NEOs

(1)
Payouts scale linearly for achievement between threshold and target levels and for achievement between target and maximum levels.
(2)
Minimum achievement required to reach maximum Earned Home Units of 250% or 200%, as applicable, based on approved above-target achievement slope.

At the time the Home PSUs were granted to the NEOs in January 2024, the Compensation Committee determined that, given the Company’s relatively limited experience selling Tablo in the home care setting, it did not have sufficient visibility into future home patient enrollment following a nearly three-year performance period ending December 31, 2026 to be able to set a definitive and meaningful target number of home patients that would be challenging, but reasonably achievable with superior performance, and that would appropriately incentivize the NEOs. As a result, the Compensation Committee determined to establish the 2026 home target by early 2026.

TSR PSUs:

Of the PSUs awarded to our NEOs in early 2024 as part of our annual compensation program, 30% were comprised of TSR PSUs. The TSR PSUs awarded to our NEOs during 2024 are earned and vest based on our relative TSR over a three-year performance period (beginning January 12, 2024 and ending January 12, 2027) as compared to companies included in the Russell 2000 Medical Device Index as of January 12, 2024, with 100% of earned units vesting upon certification of the requisite achievement level following the end of the performance period, subject to continued service through the vesting date.

The number of TSR PSUs earned at the end of the three-year performance period ending January 12, 2027 (“Earned TSR Units”) will vary based on actual performance from 0% to 250% in the case of our CEO and from 0% to 200% in the case of our other NEOs. The table below summarizes the payout opportunities for the TSR PSUs:

Level of Achievement	TSR Percentile(1)	Earned TSR Units (as a Percentage of Target)
Below threshold	Less than 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	75th percentile or above	250% for our CEO; 200% for our other NEOs

(1)
Payouts scale linearly for achievement between threshold and target levels and for achievement between target and maximum levels.

2025 Proxy Statement	46

Design of 2024 Special Retention Awards

In addition to the annual equity awards described above, from time to time, we may grant special equity incentive awards to promote leadership stability or to achieve other strategic objectives.

In January 2024, the Compensation Committee granted an additional one-time special retention award to each of our NEOs in the form of a new type of PSU award which is earned and vests based on (i) appreciation of our stock price above pre-determined stock price thresholds and/or (ii) achievement of specified non-GAAP operating income targets over a performance period of up to three years (“PRSUs”).

In granting these PRSUs, the Compensation Committee considered various factors, including the importance of retaining stable leadership during a challenging and critical time for the Company, particularly in light of the competitive talent market environment, as well as the value of each NEO’s unvested equity holdings, which the Compensation Committee determined were below a level it believed was adequate for retention due to the decline in our stock price.

In designing the PRSUs, the Compensation Committee’s goals were to: (i) increase the retention value of our NEO’s equity packages, (ii) craft a milestone-based framework designed to be challenging, yet achievable with superior performance and focused effort and execution by our executives, and (iii) further motivate and reward performance directly aligned with the creation of long-term stockholder value and the Company’s key goal tied to generating operating income. The Compensation Committee believed that the use of multiple metrics (stock price and non-GAAP operating income) helped to balance the PRSUs, while also accounting for external macroeconomic factors that may drive valuation volatility outside of management’s control.

The number of PRSUs earned and vested over the performance period of up three years will vary based on (i) actual performance (namely, appreciation of our stock price above pre-determined stock price thresholds, and/or (ii) achievement of specified non-GAAP operating income targets) from 0% to a maximum of 100% as follows:

Stock Price Component	Threshold #1	Threshold #2	Threshold #3	Threshold #4
Stock price thresholds(1)	$87.00	$102.00	$138.75	$210.00
Achievement scenario(s)	If stock price threshold #1 is met	If stock price threshold #2 is met	If stock price threshold #3 is met	If stock price threshold #4 is met
Percentage earned upon achievement of applicable stock price threshold	25% of PRSU award	Additional 25% of PRSU award	Additional 25% of PRSU award	Additional 25% of PRSU award
Vesting	Vests immediately upon achievement of stock price thresholds, subject to continuous service through the vesting date
Performance period	Nearly three-year performance period from grant date (January 12, 2024) through December 31, 2026

Non-GAAP Operating Income Component	2024	2025
Achievement scenario(s)	If 2024 non-GAAP operating income target is met for 2024, and either (i) no stock price threshold is met during 2024, or (ii) only stock price threshold #1 is met during 2024(2)	If 2025 non-GAAP operating income target is met for 2025
Percentage earned upon achievement of applicable non-GAAP operating income target	50% of PRSU award (less any portion of the PRSU award that vested during 2024 due to stock price threshold being met)	50% of PRSU award (up to an aggregate maximum of 100% of the PRSU award)
Vesting	Vests upon certification by the Compensation Committee of achievement of applicable non-GAAP operating income target, subject to continuous service through the vesting date
Performance period	Fiscal year 2024	Fiscal year 2025

(1)
Achievement is measured based on appreciation of our stock price above pre-determined stock price thresholds (measured based on 20-trading day VWAP). Stock price thresholds have been adjusted to reflect the Reverse Stock Split.
(2)
If two or more stock price thresholds are met during 2024, the 2024 non-GAAP operating income target is disregarded.

2025 Proxy Statement	47

In addition, in late 2024, the Compensation Committee granted an additional one-time special retention award to each of our NEOs in the form of PSU awards which could become earned and vested based on achievement of a series of specified and highly challenging performance conditions. Certain of the vesting conditions under these PSUs were required to be achieved on or prior to December 30, 2024. As these vesting conditions were not achieved on or prior to December 30, 2024, these PSU awards were forfeited as of such time. For further details regarding these PSU awards, please see the table below entitled “2024 Summary Compensation Table.”

2024 Equity Award Determinations

For equity awards granted to our NEOs in January 2024 as part of our annual compensation program, the Compensation Committee set the total number of shares underlying the equity awards for each NEO (assuming performance at target in the case of PSUs), and then allocated such shares as applicable between RSUs and PSUs (and between Home PSUs and TSR PSUs) to achieve the desired target equity award mix.

In determining the size of the annual equity awards for each NEO, the Compensation Committee reviewed competitive market data prepared by Pearl Meyer based on our peer group and certain industry-specific survey data. However, the Compensation Committee deprioritized this competitive market data due to changes in the Company’s profile in the latter months of 2023, including, in particular, the decline in our stock price and market capitalization. For 2024 annual equity awards, the Compensation Committee instead focused on other factors, including each NEO’s current unvested equity holdings and the retention value thereof, individual contributions and performance, the size and target value of prior year grants at a time when our stock price was higher, as well as the recommendations of our CEO (except with respect to herself). The Compensation Committee balanced the importance of retaining strong and stable leadership during a challenging and critical time for the Company, with a desire to limit stockholder dilution and mitigate the impact of significant equity-based awards on the Company’s available share reserve under its equity plan, particularly in light of the decline in our stock price preceding the grant date.

As described above in the section entitled “Design of 2024 Special Retention Awards”, in addition to the annual equity awards, in January 2024, the Compensation Committee granted additional one-time special retention awards to each of our NEOs in the form of PRSUs, taking into consideration similar factors as described above.

Taking into consideration all of the above factors, the Compensation Committee approved awarding the following annual equity awards (in the form of RSUs and PSUs) and one-time special retention awards (in the form of PRSUs) to our NEOs on January 12, 2024, in each case, as adjusted to reflect the Reverse Stock Split.

	Number of RSUs	Target Number of Home PSUs	Target Number of TSR PSUs	Target Number of PRSUs
Leslie Trigg	14,166	9,916	4,250	13,332
Nabeel Ahmed	9,066	1,586	680	6,664
John Brottem	6,400	1,120	480	6,664

Please see below the table entitled “Outstanding Equity Awards at 2024 Fiscal Year-End” for a summary of the outstanding stock option and stock awards held by each of our NEOs as of December 31, 2024, including a summary of the applicable vesting terms.

PSU and PRSU Achievement Levels

In January 2025, the Compensation Committee certified achievement levels with respect to the Home PSUs and TSR PSUs awarded to the NEOs in 2023 (the “2023 Home PSUs” and “2023 TSR PSUs”), as well as the PRSUs awarded to the NEOs in 2024, as follows:

•
2023 Home PSUs: Based on the number of home patients at the end of 2024 which fell above the target achievement level, 133.75% of the target 2023 Home PSUs became earned as of December 31, 2024. 50% of these earned units vested immediately upon certification of this achievement by the Compensation Committee on January 17, 2025, and the remaining 50% of earned units will vest at the end of 2025, subject to the NEO’s continued service through the vesting date.

2025 Proxy Statement	48

•
2023 TSR PSUs: Based on our relative TSR at the end of the two-year performance period ending January 6, 2025 which was achieved below the threshold 25th percentile, 75% of the target 2023 TSR PSUs became earned as of January 6, 2025 as certified by the Compensation Committee on January 17, 2025, with 100% of such earned units vesting at the end of 2025, subject to the NEO’s continued service through the vesting date.
•
PRSUs: The non-GAAP operating income targets for fiscal years 2024 and 2025 are set during the relevant fiscal year, and based on our non-GAAP operating income performance of $(78.8) million(1) for fiscal year 2024, which exceeded the 2024 non-GAAP operating income target of $(89.7) million that was set in 2024 for the PRSUs awarded to the NEOs, 50% of such PRSUs became earned and vested upon the Compensation Committee’s certification of the achievement level on January 17, 2025, and the remaining 50% remain unearned and eligible for vesting over the remainder of the performance period. These non-GAAP operating income targets are intended to be based on meaningful targets that would be challenging, but reasonably achievable with superior performance.

Stock Ownership Guidelines

We maintain Stock Ownership Guidelines applicable to all of our executive officers designated as such for purposes of Section 16 of the Exchange Act (including our NEOs), as well as our non-employee directors of our Board. For additional details on our Stock Ownership Guidelines, please see the section of this proxy statement entitled “Board and Corporate Governance Matters – Stock Ownership Guidelines.”

Recoupment Policy

We maintain a recoupment (or “clawback”) policy that applies to certain incentive compensation paid to current and certain former executive officers that was paid based on incorrect financial performance information. For additional details on our recoupment policy, please see the section of this proxy statement entitled “Board and Corporate Governance Matters – Recoupment Policy.”

Change in Control and Severance Agreements

During 2024, we were party to Change in Control and Severance Agreements with each of our NEOs that provide for severance benefits upon certain qualifying terminations of employment with the Company. Our Compensation Committee believes that these types of arrangements serve to minimize the distraction caused by a potential separation, including in connection with a potential transaction, encourage retention through the conclusion of a transaction, enable our executives to focus on continuing normal business operations and on the success of a potential business combination, and help ensure stability and leadership continuity during a potentially uncertain period. Furthermore, our Compensation Committee believes these arrangements are important for attracting and retaining executive talent, as many of the companies with which we compete for executive talent have similar agreements in place for their senior management.

A description of these arrangements is set forth below in the section entitled “Additional Narrative Disclosure – Change in Control and Severance Arrangements.”

401(k) Plan

We maintain a qualified 401(k) savings plan which allows our eligible employees, including the NEOs, to defer a percentage of their cash compensation up to the maximum amount allowed under Internal Revenue Service guidelines. We may make discretionary matching and nonelective contributions to the plan. We match 100% of each employee’s contributions up to a maximum matching contribution equal to 2% of such employee’s eligible compensation. Participants are always vested in their contributions to the plan.

(1)
Appendix A includes a reconciliation of operating income as prepared and presented under GAAP to non-GAAP operating income.

2025 Proxy Statement	49

2024 Summary Compensation Table

The following table shows information regarding the compensation awarded or paid to, or earned by, our NEOs for services performed in 2023 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)		All Other Compensation ($)(6)	Total ($)
Leslie Trigg	2024	725,000	—	2,400,223	(3)	—	870,000		7,397	4,002,620
President, CEO & Board Chair	2023	723,077	—	5,254,876		—	489,876	(5)	7,117	6,474,946
Nabeel Ahmed	2024	460,100	—	1,047,630	(3)	—	276,060		7,224	1,791,014
Chief Financial Officer	2023	459,521	—	1,715,620		—	146,873	(5)	6,937	2,328,951
John Brottem	2024	415,800	—	837,841	(3)	—	249,480		7,397	1,510,518
General Counsel & Secretary	2023	415,208	—	1,197,419		—	124,770		7,117	1,744,514

(1)
Amounts reported in this column include the aggregate grant date fair value of RSUs granted to the NEOs in 2024 and 2023, in accordance with ASC 718, using the product of the number of units granted and the closing price of our common stock on the grant date.
(2)
Amounts reported in this column include the aggregate grant date fair value of PSUs granted to the NEOs in 2024 and 2023, in accordance with ASC 718 as further described for 2024 in footnote 3 below. Under ASC 718, the vesting conditions related to the 2024 TSR PSUs and 2023 TSR PSU awards, are considered market conditions and not performance conditions. Accordingly, there is no grant date fair value below or in excess of the amounts reflected in this column that could be calculated and disclosed based on achievement of the underlying market conditions.
(3)
Amounts reported for 2024 include:

(i) With respect to the 2023 Home PSUs (which were approved by the Compensation Committee in 2023, but were not considered granted for accounting purposes until the performance target for such PSUs was determined and approved by the Compensation Committee in February 2024), the aggregate grant date fair value of such PSUs, calculated in accordance with ASC 718 and assuming target performance. Assuming full achievement of the performance goals with respect to these 2023 Home PSUs at the maximum level (250% of target in the case of Ms. Trigg and 200% of target in the case of the other NEOs), the grant date fair value of such PSUs using the product of the maximum number of units granted and the closing price of our common stock on the grant date would be: $588,152 for Ms. Trigg, $62,737 for Mr. Ahmed and $43,019 for Mr. Brottem. The percentage of target 2023 Home PSUs actually earned as of the end of 2024 is described above in the section entitled “PSU and PRSU Achievement Levels.”

(ii) With respect to the 2024 TSR PSUs and 2024 PRSUs, the product of the number of units granted to each NEO and the fair value for one PSU or PRSU share as of the grant date estimated using the Monte Carlo simulation model as outlined in Note 8 of our financial statements included in our 2024 annual report.

(iii) Because the grant date of the 2024 Home PSUs will not be considered established for accounting purposes until the target for such PSUs is determined and approved by the Compensation Committee in early 2026, no associated expense was recognized when such PSUs were awarded, and they are not reflected in this column for 2024.

(iv) With respect to those certain PSUs granted in late 2024, no value is ascribed to the PSUs in this table due to the nature of their highly challenging performance conditions, the achievement of which was not considered probable, and their forfeiture on December 30, 2024. In addition, as these PSUs provided for a single level of payout, there is no threshold or maximum applicable to these awards. For additional information regarding these PSUs, please see the section of this proxy statement entitled “Compensation Overview – Equity Incentive Awards.”

(4)
Amounts reported in this column reflect the actual annual performance-based cash bonus awards earned by each NEO in 2024 and 2023 under our annual performance-based cash bonus program, except as noted in footnote 5 below.

2025 Proxy Statement	50

(5)
In December 2023, Ms. Trigg and Mr. Ahmed each received 100% and 50%, respectively, of their 2023 actual cash bonus amounts in the form of fully-vested RSUs in lieu of cash, such that, fully-vested RSUs for 8,779 shares were granted to Ms. Trigg and fully-vested RSUs for 1,394 shares were granted to Mr. Ahmed.
(6)
The amounts reported in this column for each NEO in 2024 consist of Company-paid life insurance premiums and matching contributions made by the Company to our 401(k) plan as follows:

	Life Insurance Premiums ($)	401(k) Matching Contributions ($)
Leslie Trigg	497	6,900
Nabeel Ahmed	324	6,900
John Brottem	497	6,900

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Outstanding Equity Awards at 2024 Year-End

The following table presents information regarding the outstanding stock options, RSUs and PSUs held by each of the NEOs as of December 31, 2024. All share information has been adjusted to reflect the Reverse Stock Split.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock that Have Not Vested (#)		Market Value of Units of Stock that Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Units of Stock that Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units of Stock that Have Not Vested ($)(9)
Leslie Trigg	11/3/2018	10,157	—		61.65	11/3/2028	—		—	—		—
	11/3/2018	1,694	—		61.65	11/3/2028	—		—	—		—
	3/6/2019	16,064	—		61.65	3/6/2029	—		—	—		—
	2/3/2020	10,815	—		129.30	2/3/2030	—		—	—		—
	2/3/2020	7,210	—		129.30	2/3/2030	—		—	—		—
	3/15/2021	3,620	242	(1)	750.15	3/15/2031	121	(2)	2,015	1,942	(5)	32,334
	1/6/2023	—	—		—	—	2,358	(3)	39,261	1,592	(6)	26,507
	1/12/2024	—	—		—	—	14,166	(3)	235,864	2,125	(7)	35,381
	1/12/2024	—	—		—	—				9,999	(8)	166,483
	2/7/2024	—	—		—	—	6,627	(4)	110,340	—		—
Nabeel Ahmed	5/26/2020	1,063	—		142.20	5/26/2030	—		—	—		—
	5/26/2020	708	—		142.20	5/26/2030	—		—	—		—
	3/8/2021	514	35	(1)	704.10	3/8/2031	15	(2)	250	—		—
	8/5/2021	1,003	201	(1)	585.45	8/5/2031	105	(2)	1,748	—		—
	1/6/2023	—	—		—	—	1,256	(3)	20,912	212	(6)	3,530
	1/12/2024	—	—		—	—	9,066	(3)	150,949	340	(7)	5,661
	1/12/2024	—	—		—	—	—		—	4,998	(8)	83,217
	2/7/2024	—	—		—	—	881	(4)	14,669	—		—
John Brottem	5/26/2020	1,037	—		142.20	5/26/2030	—		—	—		—
	3/15/2021	1,387	93	(1)	750.15	3/15/2031	46	(2)	766	—		—
	1/6/2023	—	—		—	—	861	(3)	14,336	145	(6)	2,414
	1/12/2024	—	—		—	—	6,400	(3)	106,560	240	(7)	3,996
	1/12/2024	—	—		—	—	—		—	4,998	(8)	83,217
	2/7/2024	—	—		—	—	605	(4)	10,073	—		—

(1)
This option vests 25% on the first anniversary of the grant date and in 36 equal monthly installments thereafter, subject to the NEO’s continued employment through the applicable vesting date.
(2)
25% of the shares subject to this RSU award vest on the first anniversary of the grant date, after which the remaining shares vest quarterly in equal installments over three years on each February 15, May 15, August 15 and November 15, subject to the NEO’s continued service through the applicable vesting date.
(3)
One-third of the shares subject to this RSU award vest on the first anniversary of the grant date, after which the remaining shares vest quarterly in equal installments over the following two years on each February 15, May 15, August 15 and November 15, subject to the NEO’s continued service through the applicable vesting date.
(4)
Represents shares subject to 2023 Home PSU awards which were earned as of the end of 2024 based on actual achievement against an operational metric tied to home patients as of the end of 2024. 50% of these earned units vested after certification of the achievement level by the Compensation Committee in January 2025 and the remaining 50% of earned units will vest at the end of 2025, subject to the NEO’s continued service through the applicable vesting date.
(5)
Shares subject to this PSU award vest as follows: (i) 50% vest on the last day of any period of 30 consecutive trading days during which the closing price of our stock exceeds $1,125 per share on each trading day during such period, and (ii) 50% vest on the last day of any period of 30 consecutive trading days during which the closing price of our stock exceeds $1,350 per share on each trading day during such period, subject to Ms. Trigg’s continued service through the applicable vesting date.
(6)
Shares subject to this 2023 TSR PSU award are earned and vest based on our relative TSR over a two-year performance period as compared to companies in a pre-determined index of medical device companies, with 100% of earned units vesting at the end of 2025, subject to the NEO’s continued service through the applicable vesting date.

2025 Proxy Statement	52

(7)
Shares subject to this 2024 TSR PSU award are earned and vest based on our relative TSR over a three-year performance period as compared to companies in a pre-determined index of medical device companies, with 100% of earned units vesting upon certification of the achievement level following the end of the three-year performance period, subject to the NEO’s continued service through the applicable vesting date. In addition to the 2024 TSR PSU awards, 2024 Home PSUs were awarded to the NEOs which are earned and vest based on achievement against an operational metric tied to home patients as of the end of 2026, with 100% of earned units vesting after certification of the achievement level following the end of 2026, subject to the NEO’s continued service through the applicable vesting date. The grant date of the 2024 Home PSUs will not be considered established for accounting purposes until the target for such PSUs is determined and approved by the Compensation Committee in early 2026. As a result, such PSUs were not considered granted during 2024 and are not included in this table.
(8)
Shares subject to this 2024 PRSU award are earned and vest over a performance period of up to three years based on appreciation of our stock price above pre-determined stock price thresholds (measured based on 20-trading day VWAP) or achievement of specified non-GAAP operating income targets. 50% of the PRSUs were earned and vested based on 2024 non-GAAP operating income performance upon certification of the achievement level by the Compensation Committee in January 2025, and the remaining 50% remain unearned and eligible for vesting over the remainder of the performance period.
(9)
The dollar amount is calculated based on $16.65 per share, the closing price of our common stock on December 31, 2024, the last trading day of our fiscal year, as adjusted to reflect the Reverse Stock Split.

2025 Proxy Statement	53

Additional Narrative Disclosure

Change in Control and Severance Agreements

We entered into a Change in Control and Severance Agreement with each of our NEOs effective as of September 2020 in the case of Ms. Trigg and Mr. Brottem, and July 2021 in the case of Mr. Ahmed, and amended and restated these agreements effective February 2024 (as amended and restated, the “CIC Agreements”).

In February 2024, in consultation with Pearl Meyer and following review of a benchmarking report prepared by Pearl Meyer of executive severance and change in control benefits at our peer companies, the Compensation Committee approved amended CIC Agreements with the NEOs which were entered into effective February 2024. The amended CIC Agreements provide for substantially similar severance and change in control benefits as the prior agreements, except that, in the case of Ms. Trigg, the severance benefits in the event of a qualifying CIC termination were increased to 24 months of base salary (up from 18 months) and 200% of her target annual bonus for the year in which such termination occurs (up from 100%).

Under the CIC Agreements:

•
If an NEO’s employment is terminated by Outset without “cause” or if the NEO resigns for “good reason” (each as defined in the CIC Agreements), in each case other than during the period beginning three months prior to a “change in control” (as defined in the CIC Agreements) and ending 12 months following a change in control (referred to as a “qualifying non-CIC termination”), and subject to the NEO’s execution and non-revocation of a general release of claims in favor of us, the NEO would receive (i) a lump sum payment equal to nine months of base salary (12 months for Ms. Trigg) and (ii) payment of premiums for COBRA continuation coverage at active employee rates for nine months (12 months for Ms. Trigg) for such NEO and his or her eligible dependents.
•
If an NEO’s employment is terminated by Outset without cause or if the NEO resigns for good reason, in each case during the period beginning three months prior to a change in control and ending 12 months following a change in control (referred to as a “qualifying CIC termination”) and subject to the NEO’s execution and non-revocation of a general release of claims in favor of us, the NEO would receive (i) a lump sum payment equal to 12 months of base salary (24 months for Ms. Trigg), (ii) payment of premiums for COBRA continuation coverage at active employee rates for 12 months (18 months for Ms. Trigg) for such NEO and his or her eligible dependents, (iii) a lump sum payment equal to 100% of the NEO’s target annual bonus for the year in which such termination occurs (200% in the case of Ms. Trigg), and (iv) accelerated vesting of 100% of the then-unvested shares subject to each of his or her then-outstanding equity awards, with any applicable performance-based vesting conditions to be deemed achieved at target unless otherwise specified in the applicable equity award agreement.

In the case of PSUs and PRSUs that are outstanding as of December 31, 2024, the terms of the related equity award agreements provide the following:

•
For Ms. Trigg’s PSUs granted in March 2021, if a change in control occurs while the award remains outstanding and unvested, the award becomes vested upon consummation of such change in control if and to the extent the performance and vesting conditions are satisfied. However, in such a change-in-control context the share price performance conditions would apply as follows: the value of a share of common stock used to determine the vesting of the award would be based solely on the amount or value of the per share consideration payable in such change in control, such that (i) the award would become 50% vested if such per share consideration is at least $1,125 and (ii) the award would become 100% vested if such per share consideration is at least $1,350. Stock price thresholds have been adjusted to reflect the Reverse Stock Split.

2025 Proxy Statement	54

•
For the Home PSUs granted to the NEOs in 2022, 2023 and 2024, if a change in control occurs prior to the end of the performance period, performance is measured at the time of the change in control compared to a target reduced proportionately to reflect the shortened performance period, with the number of earned units based on the greater of (i) actual performance compared to the reduced target and (ii) the number of target units. Earned units are subject to continued time-based vesting per the terms of the award, and become fully vested upon a qualifying CIC termination.
•
For the TSR PSUs granted to the NEOs in 2022, 2023 and 2024, if a change in control occurs prior to the end of the performance period, performance is measured at the time of the change in control, with the number of earned units based on Outset’s relative stockholder return measured by the fair market value of our common stock on the date of the change in control. Earned units are subject to continued time-based vesting per the terms of the award, and become fully vested upon a qualifying CIC termination.
•
For the PRSUs granted to the NEOs in 2024, if a change in control occurs while the award remains outstanding and unvested, the award shall become vested upon consummation of such change in control if and to the extent the performance and vesting conditions are satisfied. However, in such a change-in-control context, the share price performance conditions would apply as follows: the value of a share of common stock used to determine the vesting of the award would be based on the greater of (i) the amount or value of the per share consideration payable in such change in control or (ii) the 20-trading day VWAP determined on or before the date of such change in control.

Under the terms of the CIC Agreements, if the payments and benefits to an NEO under his or her CIC Agreement or another plan, arrangement or agreement would subject the NEO to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in the NEO receiving a higher net after-tax amount.

Compensation Risk Assessment

Our Compensation Committee considers, on an annual basis, whether risks arising from our compensation plans, policies and programs for our employees are reasonably likely to have a material adverse effect on the Company, including whether our incentive compensation programs encourage excessive or inappropriate risk-taking. Based on this review, our Compensation Committee concluded that our incentive compensation programs, which include an appropriate mix of fixed and variable compensation elements, as well as short-term and long-term incentives aligned with corporate goals, do not encourage excessive or inappropriate risk-taking, and that risks arising from our compensation plans, policies and programs are not reasonably likely to have a material adverse effect on the Company.

2025 Proxy Statement	55

Pay Versus Performance

Pay Versus Performance Table

As required by SEC rules, the following table summarizes certain information intended to illustrate the relationship between executive compensation “actually paid” and our financial performance in the last three fiscal years.

“Compensation actually paid,” as calculated pursuant to SEC disclosure rules, differs from the total compensation reported in the Summary Compensation Table in the applicable year due to the impact of changes in our stock price as well as the achievement of the underlying vesting conditions with respect to our equity awards, while compensation reported in the Summary Compensation Table calculates equity awards based on the grant date fair value of such equity awards and does not include any adjustments for failure to achieve the underlying vesting conditions or changes in our stock price. Amounts shown below as “compensation actually paid” do not reflect what was actually paid to or realized by our NEOs. Furthermore, these amounts are not taken into account by our Compensation Committee in making compensation decisions for our NEOs. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with the Company’s performance, please refer to the section of this proxy statement entitled “Compensation Overview —Executive Compensation Philosophy and Objectives.”

					Value of Initial Fixed $100 Investment Based on:(5)
Year(1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Total Stockholder Return ($)	Net Income ($)
2024	4,002,620	1,986,969	1,650,766	776,074	2.41	(127,980,000)
2023	6,474,946	(742,679)	2,120,417	269,676	11.74	(172,800,000)
2022	4,128,283	(1,465,408)	1,857,888	425,809	56.02	(162,960,000)

(1)
Leslie Trigg served as our principal executive officer (“PEO”) for the entirety of 2022, 2023 and 2024 and our other named executive officers for the applicable fiscal years were as follows:
-
2024: Nabeel Ahmed and John Brottem
-
2023: Nabeel Ahmed, John Brottem, Jean-Olivier Racine, Steve Williamson
-
2022: Nabeel Ahmed, John Brottem, Martin Vazquez, Steve Williamson
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal year for our named executive officers for the applicable fiscal year other than the PEO for such years.

2025 Proxy Statement	56

(3)
Amounts reported in this column represent the compensation actually paid to our PEO in the indicated fiscal years, based on her total compensation reported in the Summary Compensation Table for the indicated fiscal years 2024 and adjusted as shown in the table below:

		PEO
		2024 ($)	2023 ($)	2022 ($)
	Summary Compensation Table - Total Compensation(a)	4,002,620	6,474,946	4,128,283
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	(2,400,223)	(5,254,876)	(2,904,800)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	488,450	713,379	1,963,877
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(d)	(238,222)	(2,126,911)	(2,894,318)
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(e)	489,876	—	—
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(f)	(355,531)	(549,217)	(1,758,449)
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(g)	—	—	—
=	Compensation Actually Paid	1,986,969	(742,679)	(1,465,408)

(a)
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)
Represents the aggregate grant date fair value of the option awards and stock awards granted to our PEO during the indicated fiscal year, computed in accordance with ASC 718.
(c)
Represents the aggregate fair value as of the indicated fiscal year-end of our PEO’s outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with ASC 718. For awards subject to performance-based vesting conditions, the value set forth herein is based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)
Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards held by our PEO as of the last day of the indicated fiscal year and granted in a prior fiscal year, computed in accordance with ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)
Represents the aggregate fair value at vesting of the option awards and stock awards that were granted to our PEO and vested during the indicated fiscal year, computed in accordance with ASC 718.
(f)
Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award held by our PEO that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)
Represents the aggregate fair value as of the last day of the prior fiscal year of our PEO’s option awards and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718.

2025 Proxy Statement	57

(4)
Amounts reported in this column represent the compensation actually paid to the Company’s named executive officers other than our PEO in the indicated fiscal year, based on the average total compensation for such named executive officers reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

		Other Named Executive Officers Average(a)
		2024 ($)	2023 ($)	2022 ($)
	Summary Compensation Table - Total Compensation(b)	1,650,766	2,120,417	1,857,888
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(c)	(942,736)	(1,511,218)	(1,175,932)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(d)	215,616	285,115	826,328
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(e)	(74,611)	(403,901)	(612,082)
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(f)	38,915	—	—
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(g)	(111,876)	(220,737)	(464,855)
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(h)	—	—	(5,538)
=	Compensation Actually Paid	776,074	269,676	425,809

(a)
Please see footnote 1 for the named executive officers included in the average for each indicated fiscal year.
(b)
Represents the average Total Compensation as reported in the Summary Compensation Table for the reported named executive officers in the indicated fiscal year.
(c)
Represents the average aggregate grant date fair value of the option awards and stock awards granted to the reported named executive officers during the indicated fiscal year, computed in accordance with ASC 718.
(d)
Represents the average aggregate fair value as of the indicated fiscal year-end of the reported named executive officers’ outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with ASC 718. For awards subject to performance-based vesting conditions, the value set forth herein is based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)
Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards held by the reported named executive officers as of the last day of the indicated fiscal year and granted in a prior fiscal year, computed in accordance with ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(f)
Represents the average aggregate fair value at vesting of the option awards and stock awards that were granted to the reported named executive officers and vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)
Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option awards and stock award held by the reported named executive officers that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with ASC 718.
(h)
Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported named executive officers’ option awards and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718.

2025 Proxy Statement	58

(5)
For the relevant fiscal year, this column represents the total cumulative stockholder return on our common stock for the measurement periods ending December 31 of each of 2022, 2023 and 2024, assuming $100 was invested in our common stock on December 31, 2021. All values assume reinvestment of the full amount of all dividends, however no dividends have been declared on our common stock to date. Note that historic stock price performance is not necessarily indicative of future stock price performance.

Relationship Between Pay and Performance

We believe the “compensation actually paid” in each of the fiscal years reported above and over the three-year cumulative period are generally reflective of the Compensation Committee’s emphasis on “pay-for-performance.” “Compensation actually paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual cash bonus and long-term equity incentive programs. We also believe the following factors provide additional context to certain drivers of “compensation actually paid” and the relationship between pay and performance as reported above and illustrated in the graphs below:

•
For 2023, the negative “compensation actually paid” to our PEO, and the modest “compensation actually paid” to our other NEOs on average, are driven primarily by a decrease in the value of outstanding equity awards as of year-end due to the decline in our stock price during 2023.

The below series of graphs illustrate the relationship between “compensation actually paid” (or “CAP”) to our PEO, and to our other named executive officers on average, in each of the last three fiscal years as reported above, and (i) our cumulative Total Stockholder Return from December 31, 2021 through the end of 2024, and (ii) net income for each of the reported fiscal years.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid (in thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return
(Value of $100 Investment from 12/31/2021)
$1,987
$776
$426
$270
($743)
($1,465)
12/31/2021
2022
2023
2024
PEO CAP
Average NEO CAP
Outset Cumulative TSR

Compensation Actually Paid versus Total Stockholder Return Compensation Actually Paid (in thousands) Total shareholder return (value of $100 investment from 12/31/2021) PEO CAP Average NEO CAP Outset Cumulative TSR Peer Cumulative TSR (SPSIHE Index) $50,000 $40,000 $30,000 $20,000 $10,000 $0 ($10,000) $140 $120 $100 $80 $60%40 $20 $0 $46,429 $16,469 $802 $426 $270 9/15/2020 2020 2021 2022 2023 ($1357) ($1465) ($743)

Compensation Actually Paid versus Total Shareholder Return Compensation Actually Paid (in thousands) Total Shareholder Return (value of $100 investment from 12/31/2021) 12/31/2021 2022 2023 2024 PEO CAP Average NEO CAP Outset Cumulative TSR ($2,000) ($1,500) ($1,000) ($500) $0,$500 $1,000 $1,500, $2,000 $2,500 ($1,465) $426 ($743) $270 $1,987 $776 $0, $20, $40, $60 $80 $100 $120

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Compensation Actually Paid versus Net Income
Compensation Actually Paid (in thousands)
Net Income (in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
$0
($50)
($100)
($150)
($200)
($250)
($300)
($350)
($400)
($1,465)
$426
($743)
$270
$1,987
$776
2022
2023
2024
PEO CAP
Average NEO CAP
Net Income

Compensation Actually Paid Versus Net Income Net Income (in thousands) Compensation Actually Paid (in thousands)$50,000 $40,000 $30,000 $20,000 $10,000 $0 ($10,000) $0 ($50) ($100) ($150) ($200) (#$250) ($300) ($350) ($400) $46,429 $16,469 $802 ($1,357) ($1,465) $426 ($743) $270 2020 2021 2022 2023 PEO CAP Average NEO CAP Net Income

Compensation Actually Paid versus Net Income Compensation Actually Paid (in thousands) Net Income (in thousands) 2022 2023 2024 PEO CAP Average NEO CAP Net Income ($2,000) ($1,500) ($1,000) ($500) $0,$500 $1,000 $1,500, $2,000 $2,500 ($1,465) $426 ($743) $270 $1,987 $776 $0, ($50) ($100) ($150) ($200) ($250) ($300) ($350) ($400)

Compensation Actually Paid (in thousands) $50,000 $40,000 $30,000 $20,000 $10,000 $0 $140 $120 $100 $80 $60 $40 $20 $0 Revenue (in millions) 2020 2021 2022 2023 PEO CAP Average NEO CAP ($M) Revenue ($10,000) $46,429 $16,469 $802 ($1,357) ($1,465) $426 ($743) $270

List of Performance Measures

The following table includes a list of financial performance measures which, in the Company’s assessment, represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs to Company performance for 2024. More information about the ways in which these measures were integrated into the Company’s annual cash bonus and long-term equity incentive programs is included in the Compensation Overview section of this proxy statement.

PERFORMANCE MEASURES:
✓ Revenue ✓ Gross margin (non-GAAP) ✓ Operating income (non-GAAP) ✓ Relative TSR compared to Russell 2000 Medical Device Index ✓ Number of patients treating at home on Tablo ✓ Stock price

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Equity Plan Information

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024 regarding our equity compensation plans (as adjusted to reflect the Reverse stock Split).

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	418,618 (2)	$198.91 (3)	346,936 (4)
Equity compensation plans not approved by security holders	—	—	—
Total	418,618	$198.91	346,936

(1)
Includes our 2020 Equity Incentive Plan, 2019 Equity Incentive Plan, 2010 Stock Incentive Plan and Employee Stock Purchase Plan.
(2)
Includes 92,328 shares issuable pursuant to outstanding stock options and 326,290 shares issuable pursuant to outstanding restricted stock units (including PSUs, assuming the underlying shares are earned and vest at the target number of shares) under our 2020 Equity Incentive Plan, 2019 Equity Incentive Plan and 2010 Stock Incentive Plan.
(3)
Excludes restricted stock units which have no exercise price.
(4)
Includes 302,467 shares available for issuance under our 2020 Equity Incentive Plan and 44,469 shares available for issuance under our Employee Stock Purchase Plan. Our 2020 Equity Incentive Plan provides that the number of shares of our common stock reserved for issuance under the plan will automatically increase on the first day of each fiscal year, beginning with 2021 and continuing until (and including) 2030, by an amount equal to the lesser of 4% of the shares of our common stock issued and outstanding on December 31 of the immediately preceding calendar year or such other amount determined by our Board. Our Employee Stock Purchase Plan provides that the number of shares of our common stock available for future issuance under the plan will automatically increase on the first day of each fiscal year, beginning with 2021 and continuing until (and including) 2030, by an amount equal to the lesser of 1% of the shares of our common stock issued and outstanding on December 31 of the immediately preceding fiscal year, 45,814 shares or such other amount determined by our Board.

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Proposal Three: Approval of Amendment to 2020 Equity Incentive Plan

In Proposal Three, we are asking our stockholders to approve an amendment (the “EIP Amendment”) to our 2020 Equity Incentive Plan, as amended from time to time (as in effect prior to the EIP Amendment, the “2020 Plan”) to increase shares of common stock available for issuance under the 2020 Plan by 1,950,000 shares. The EIP Amendment was recommended by our Compensation Committee and approved by our Board on April 9, 2025, subject to stockholder approval at the Annual Meeting.

All common stock share amounts described in this proposal have been adjusted to reflect the Reverse Stock Split.

Background

In 2020, we adopted the 2020 Plan, which became effective in connection with our initial public offering (“IPO”). The 2020 Plan makes certain shares of our common stock (“Shares”) available to us to issue to officers, employees and directors in the form of equity awards as an incentive for their continued service with the Company and outstanding performance. We believe issuing equity awards to these individuals as part of their compensation not only is critical to attracting, retaining and motivating key talent, but also helps create an essential link between their interests and those of our stockholders.

We initially reserved 244,344 Shares for the issuance of awards under the 2020 Plan. In addition, pursuant to its terms, the number of Shares available under the 2020 Plan automatically increases on the first day of each fiscal year until (and including) the fiscal year ending December 31, 2030, with such annual increase being equal to an amount equal to the lesser of (i) 4% of the number of Shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such other amount determined by our Board (the “EIP Annual Evergreen”). As of December 31, 2024, 302,467 Shares remained available for future grants under the 2020 Plan (assuming shares underlying outstanding awards are earned and vest at the target number of shares). As a result of the EIP Annual Evergreen, 644,505 Shares have been added to the 2020 Plan (including 141,183 Shares that were added to the 2020 Plan as of January 1, 2025 under the fiscal year 2025 EIP Annual Evergreen).

Shortly after the fiscal year 2025 EIP Annual Evergreen was effected, on January 3, 2025, we entered into securities purchase agreements with existing and new institutional investors, as well as certain members of management and our Board, for the issuance and sale of shares of Series A Preferred Stock in the Private Placement, raising gross proceeds of $172.2 million. On March 10, 2025, and following stockholder approval, 842,753 shares of Series A Preferred Stock issued in the Private Placement converted into 14,045,866 Shares (the “Conversion”), increasing our Shares issued and outstanding by approximately 380% to 17,699,595 Shares post-Conversion. We believe the proceeds from the Private Placement, along with the debt financing we executed simultaneously, will be critical to our future success and provide the funds expected to capitalize the Company through cashflow breakeven based on our current projections. However, the issuance of additional Shares from the Conversion resulted in dilution to our common stock of approximately 80%. As a result, the existing equity holdings of our executive officers, employees and directors were significantly diluted.

As of March 31, 2025, there were 457,690 Shares that remained available for future grants under the 2020 Plan. Prior to or shortly after our Annual Meeting, as part of our annual compensation program, we anticipate making additional grants under the 2020 Plan with respect to approximately 190,000 Shares to certain employees, excluding our executive leadership team and other senior leaders, such that approximately 268,000 Shares are anticipated to be available for future grants thereafter. Given the limited number of Shares that currently remain available for grants under the 2020 Plan, and that we anticipate will be available following the aforementioned grants, our Board and management believe it is important that the EIP Amendment be approved for the reasons discussed below in the section entitled “Reasons Why Stockholders Should Approve the Proposed Amendment”.

As of March 31, 2025, we had a total of 17,722,035 Shares issued and outstanding, including the 14,045,866 Shares that were issued on March 10, 2025 in the Conversion. As the EIP Annual Evergreen is applied at the beginning of each fiscal year, it does not account for mid-year transactions, such as the Conversion, until the following fiscal year. In particular, as

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described above, 141,183 Shares were added to the 2020 Plan as of January 1, 2025 under the fiscal year 2025 EIP Annual Evergreen based on Shares then-outstanding. However, if such increase had been applied to Shares outstanding at March 31, 2025 (post-Conversion), approximately five times more Shares (or approximately 708,000 Shares) would have been added to the 2020 Plan. As a result of this and other factors, we estimate that the Shares currently available under the 2020 Plan, along with Shares projected to be added under the EIP Annual Evergreen provision, will be temporarily insufficient to satisfy our equity compensation needs for the remainder of 2025 and for fiscal year 2026.

Therefore, upon the recommendation of our Compensation Committee, our Board has determined it would be appropriate and beneficial to the Company and in the best interests of our stockholders to implement the EIP Amendment for the purpose of increasing the number of Shares available under the plan by 1,950,000 Shares (the “EIP Increase”) in order to enable us to meet our equity incentive needs under the EIP for the remainder of 2025 and for fiscal year 2026. The EIP Increase is intended to relate to (i) a limited number of Shares that are anticipated to be granted to our executive leadership team, other senior leaders and directors during the remainder of 2025 as part our annual equity award process, plus (ii) a limited number of incremental Shares we anticipate requiring in addition to the fiscal year 2026 Annual Evergreen to complete our 2026 annual equity award process.

Beginning in fiscal year 2027, the EIP Annual Evergreen, along with the EIP Increase, is expected to be sufficient to meet our annual equity compensation needs until the 2020 Plan’s termination in September 2030, based on our historic grant rates, current stock price assumptions, and other factors discussed below in the section entitled “Reasons Why Stockholders Should Approve the Proposed Amendment”.

The full text of the EIP Amendment is attached to this proxy statement as Appendix B.

Reasons Why Stockholders Should Approve the Proposed Amendment

Our Board recommends a vote “FOR” the approval of the EIP Amendment for the following reasons:

Adopting the EIP Amendment to the 2020 Plan is critical for attracting, retaining and incentivizing a talented leadership team which we believe will contribute to our success and enhance long-term stockholder value.

We believe that equity-based incentive awards enhance our value for the benefit of our stockholders by enabling us to attract, retain and reward highly qualified directors, employees and other key personnel and strengthening the mutuality of interests between such individuals and our stockholders.

As noted above, we have determined that the remaining Shares available for grant under the 2020 Plan, including Shares projected to be added pursuant to the EIP Annual Evergreen, will be insufficient to meet our equity compensation needs for the remainder of 2025 and for fiscal year 2026. More specifically, without the EIP Increase effected by the EIP Amendment, we will not have sufficient Shares available under the 2020 Plan to grant meaningful equity awards to our executive leadership team, other senior leaders and directors as part of our annual compensation program, particularly in light of our recent stock price decline, compounded by the dilution of these individuals’ existing equity holdings as a result of the recent Private Placement and subsequent Conversion. Moreover, the EIP Increase is also intended to provide us with incremental Shares, in addition to the fiscal year 2026 EIP Annual Evergreen, that we anticipate requiring in order to complete our 2026 annual equity award process.

Our Compensation Committee and Board believe that retaining strong and stable leadership at this time is critical to our success and in the best interests of the Company and stockholders, and that failure to increase the number of Shares available under the 2020 Plan would immediately and significantly impair our ability to recruit and retain executive leadership talent necessary to maintain and grow our business.

Accordingly, we are asking our stockholders to approve the EIP Amendment to increase the number of Shares available for grant by 1,950,000 Shares.

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The EIP Increase is intended to be reasonable and supported by market data and internal modeling.

In determining the appropriate size of the EIP Increase, the Board reviewed market, industry and compensation peer group practices and data, as well as internal modeling including our historical share usage levels, recent and current stock plan dilution levels, and the value of projected equity awards to our employees and directors in fiscal years 2025 and 2026 based on current stock price assumptions. The Board took into consideration various additional factors including our retention needs and priorities, the size of equity award grants needed for overall compensation levels to remain market competitive particularly in light of our recent stock price decline, and the significant dilution experienced by employee and director equity holders from the recent Private Placement and subsequent Conversion.

The following are key metrics to support our request for the EIP Increase:

•
The EIP Increase represents approximately 11.0% of Shares issued and outstanding as of March 31, 2025, which the Board believes is reasonable and appropriate in light of our retention needs and priorities and the significant dilution to employee and director equity holders following the recent Private Placement and subsequent Conversion. The size of the EIP Increase as a percentage of outstanding shares falls within the range of share increase requests for companies in the medical technology and healthcare equipment industries with market capitalizations comparable to ours at the time of the request.
•
Overhang is a measure of potential dilution, which we define as the sum of (i) the number of Shares subject to equity awards outstanding (with performance stock unit awards reflected at “target” levels), but not exercised or settled and (ii) the number of Shares available to be granted under the 2020 Plan, divided by (x) the total Shares outstanding. As of December 31, 2024, our overhang was 20.4%. Following and as a result of the Conversion, our overhang as of March 31, 2025, was 4.4%, representing a nearly 80% decrease. This new overhang level falls well below the 25th percentile of our peer group, further supporting the reasonableness of the EIP Increase.
•
Burn rate provides a measure of our historical share usage under the 2020 Plan. For reference, our average burn rate over the three years ended December 31, 2024 (which we calculate as the aggregate number of options, restricted stock units and performance stock units granted under the 2020 Plan in a year (with performance stock unit awards reflected at “target” levels), net of options, restricted stock units and performance stock units granted under the 2020 Plan and cancelled in the same respective calendar year, divided by the weighted average of our Shares outstanding for that year) was 5.24%. We believe this average net burn rate is broadly aligned with peer group practices.

The EIP Increase is designed to provide a relatively short-term “bridge” through fiscal year 2026.

We currently anticipate that the EIP Increase, when aggregated with the Shares currently remaining available under the 2020 Plan and future Annual Evergreen increases, will last for the remainder of the term of the 2020 Plan, which term expires in September 2030, based on our historic grant rates and current stock price assumptions. However, it is possible that these Shares could last for a shorter period of time depending on a number of factors, including but not necessarily limited to: changes in our overall long-term incentive compensation program, adjustments to targeted grant values relative to current levels to address prevailing market conditions and trends, higher than anticipated hiring needs, future acquisitions, and/or a meaningful decline in our stock price.

If stockholders approve the EIP Amendment at the Annual Meeting, then the EIP Amendment will become effective as of the date of the Annual Meeting, and the additional Shares will become available for equity issuances in accordance with the 2020 Plan as updated to reflect the EIP Amendment (the “Amended 2020 Plan”). If stockholders do not approve the EIP Amendment, then we will continue to utilize the Shares available for grant in accordance with the 2020 Plan, particularly in future years, but, as noted above, the number of remaining Shares available for grant thereunder is believed to be insufficient to meet our equity compensation needs for the remainder of 2025 and for fiscal year 2026.

Without the EIP Increase, we may be required to develop alternative (including cash-based) incentives.

If the EIP Amendment is not approved, we may be required to resort to (among other things) issuing cash-based long-term incentive awards as a substitute for completing our annual equity award process for 2025 for our executive

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leadership team, other senior leaders and directors, as well as for our annual equity award process for fiscal 2026. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practicable or advisable, because we believe a combination of equity awards and cash compensation provides a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees on a long-term basis and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could increase our operating expenses and reduce our cash flow from operations, which could harm our ability to invest in and grow our business, and adversely affect our business, financial condition and results of operations.

Summary of the Material Terms of the Amended 2020 Plan

The following is only a summary of the material terms and principal features of the Amended 2020 Plan. This summary does not purport to be complete and should not be read in lieu of the actual provisions of the EIP Amendment and the 2020 Plan, and is qualified in its entirety by reference to the complete text of the EIP Amendment and the 2020 Plan, which are attached respectively as Appendix B and Appendix C to this proxy statement. Note that we are only asking stockholders to approve the EIP Amendment and not the 2020 Plan.

The purposes of the Amended 2020 Plan are to align the interests of our stockholders and those eligible for awards, to retain officers, employees and directors, and to incentivize them to act in our long-term best interests.

Eligibility

Officers, directors, employees, consultants, agents and independent contractors, and persons who expect to become officers, directors, employees, consultants, agents and independent contractors who provide services to us or to any subsidiary of ours are eligible to receive awards under the Amended 2020 Plan. As of March 31, 2025, there were 6 non-employee directors, 4 executive officers and 315 other employees eligible to receive awards under the 2020 Plan. We generally do not issue awards to consultants, agents or independent contractors. The basis of participation in the Amended 2020 Plan is the Compensation Committee’s decision, in its sole discretion, a primary consideration being whether an award to an eligible participant will further the Amended 2020 Plan’s stated purpose (as described above).

Stock Subject to the Plan

Subject to certain adjustments (as described below), the number of Shares that may be reserved for issuance under the Amended 2020 Plan will equal 2,838,849 Shares (which represents the 244,344 Shares originally reserved for issuance under the 2020 Plan, plus the Shares that were added to the 2020 Plan under the EIP Annual Evergreen for all applicable fiscal years through fiscal year 2024, plus the 2025 EIP Annual Evergreen, plus the additional 1,950,000 Shares requested pursuant to the EIP Amendment, such that, no other changes to the 2020 Plan are contemplated by the EIP Amendment). The EIP Annual Evergreen is equal to an amount equal to the lesser of 4% of Shares issued and outstanding on December 31 of the immediately preceding calendar year or such other amount determined by our Board.

To the extent an equity award granted under the Amended 2020 Plan (other than any substitute award) or granted under any other equity plan maintained by us under which awards are outstanding (“Prior Plans”) as of the effective date of the Amended 2020 Plan expires, terminates, cancels or is forfeited without having been exercised or paid in full, or is settled in cash, Shares subject to such award granted under the Amended 2020 Plan or a Prior Plan will become available for future grant under the 2020 Plan. In addition, to the extent Shares subject to an award are withheld to (i) pay the purchase price or satisfy a participant’s tax withholding obligation upon the exercise or settlement of such award (other than any substitute award) or to (ii) pay the exercise price of a stock option or share appreciation right granted under the Amended 2020 Plan or a Prior Plan, such Shares will become available for future grant under the Amended 2020 Plan.

Additional Limits

The maximum number of Shares that may be issued pursuant to incentive stock options is 610,861. The EIP Amendment does not increase this limit.

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The aggregate value of cash compensation paid and the grant date fair value of equity awards granted during any fiscal year to any non-employee director may not exceed $400,000 for incumbent non-employee directors and $800,000 for non-employee directors who are first appointed to our Board in such fiscal year.

Plan Administration

The Compensation Committee will administer the Amended 2020 Plan. Subject to the terms of the Amended 2020 Plan, the Compensation Committee has the authority to determine the eligibility for awards and the terms, conditions, and restrictions, including vesting terms, the number of Shares subject to an award, the purchase price or base price associated with an award, the time, conditions of exercise or settlement of the award, and any performance goals applicable to grants made under the Amended 2020 Plan. The Compensation Committee also has the authority, subject to the terms of the Amended 2020 Plan, to construe and interpret the Amended 2020 Plan and awards, and amend outstanding awards at any time.

The Compensation Committee may delegate some or all of its power and authority to (i) the Board (or any members thereof), or (ii) subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or our other officers, in each case, except that such delegation will not be applicable to any award for a person then covered by Section 16 of the Securities Exchange Act of 1934, as amended, or decisions concerning the timing, pricing, or amount of an award to such an officer, director or other person.

Stock Options and Stock Appreciation Rights

The Compensation Committee may grant incentive stock options, nonstatutory stock options, and stock appreciation rights under the Amended 2020 Plan; provided, that incentive stock options are granted only to employees. The exercise price of stock options and stock appreciation rights under the Amended 2020 Plan are fixed by the Compensation Committee, but must equal at least 100% of the fair market value of our common stock on the date of grant. The term of an option or stock appreciation right may not exceed ten years; provided, however, that an incentive stock option held by an employee who owns more than 10% of all of our classes of stock, or of certain of our affiliates, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. Upon a participant’s termination of service, the participant may exercise his or her option or stock appreciation right, to the extent vested (unless the Compensation Committee permits otherwise), as specified in the award agreement. The Amended 2020 Plan prohibits the payment of dividend equivalents with respect to options and stock appreciation rights.

Stock Awards

The Compensation Committee may grant stock awards under the Amended 2020 Plan. The Compensation Committee decides at the time of grant whether a stock award will be in the form of restricted stock, restricted stock units, or other stock award. The Compensation Committee determines the number of Shares subject to the award, vesting, and the nature of any performance measures (if any). Unless otherwise specified in the award agreement, the recipient of restricted stock will have voting rights, be entitled to receive dividends and participate in any capital adjustment applicable to all holders of common stock with respect to his or her Shares of restricted stock, provided that (i) a distribution with respect to Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Shares that are subject to performance-based vesting conditions, in each case, will be deposited with us and will be subject to the same restrictions as the underlying Shares of restricted stock. The recipient of restricted stock units will not have voting rights, but his or her award agreement may provide for the receipt of dividend equivalents, provided that any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same restrictions as the underlying restricted stock units. The Compensation Committee may grant other stock awards that are based on or related to Shares, such as awards of Shares granted as bonus and not subject to any vesting conditions, deferred stock units, stock purchase rights, and Shares issued in lieu of our obligations to pay cash under any compensatory plan or arrangement.

Performance Awards

The Compensation Committee determines the value of any performance award, the vesting and nature of the

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performance measures, and whether the award is denominated or settled in cash or in Shares. The performance goals applicable to a particular award are determined by the Compensation Committee at the time of grant. Any dividends or dividend equivalents with respect to a performance award subject to performance-based vesting conditions are subject to the same restrictions as such performance award.

No Repricing

The Amended 2020 Plan prohibits the repricing of options and stock appreciation rights without stockholder approval.

Transferability of Awards

The Amended 2020 Plan does not allow awards to be transferred other than by will or the laws of inheritance following the participant’s death, and options may be exercised, during the lifetime of the participant, only by the participant. However, an award agreement may permit a participant to assign an award to a family member by gift or pursuant to a domestic relations order, or to a trust, family limited partnership or similar entity established for one of the participant’s family members. A participant may also designate a beneficiary who will receive outstanding awards upon the participant’s death.

Certain Adjustments

If any change is made in our common stock subject to the Amended 2020 Plan, or subject to any award agreement under the Amended 2020 Plan, without the receipt of consideration by us, such as through a stock split, stock dividend, extraordinary distribution, recapitalization, combination of shares, exchange of shares or other similar transaction, appropriate adjustments will be made in the number, class, and price of shares subject to each outstanding award and the numerical share limits contained in the plan.

Change in Control

Subject to the terms of the applicable award agreement, upon a “change in control” (as defined in the Amended 2020 Plan), our Board may, in its discretion, determine whether (i) some or all outstanding options and stock appreciation rights will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and restricted stock unit awards will lapse in full or in part, either immediately or upon a subsequent termination of employment and (iii) whether the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target, maximum or any other level. Our Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our Shares that are subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder and be immediately cancelled by us in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, other property or a combination of cash, such shares of stock or other property.

Under the Amended 2020 Plan, a “change in control” generally means the occurrence of one or more of the following events:

•
The accumulation by any person of beneficial ownership of more than 50% of the combined voting power of our voting stock (other than such accumulation that results from a merger, consolidation or similar transaction);
•
The consummation of merger, consolidation, or similar transaction, where immediately following any such transaction, the Company’s stockholders immediately prior thereto do not own either (i) the outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such transactions or (ii) more than 50% of the combined outstanding voting power of the parent of the surviving entity in any such transaction, in each case, in substantially the same proportions as their ownership of the Company’s voting securities immediately prior to such transaction;
•
A sale or other disposition of all or substantially all our assets;

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•
Approval by our stockholders of a complete liquidation or dissolution of the Company; or
•
During any period of two consecutive years, the incumbent Board ceases to constitute a majority of the Board

Clawback

Awards granted under the Amended 2020 Plan and any cash payment or Shares delivered pursuant to an award granted under the Amended 2020 Plan are subject to forfeiture, recovery, or other action pursuant to the applicable award agreement or any clawback or recoupment policy that we may adopt, including our recoupment policy.

Plan Termination and Amendment

Our Board has the authority to amend, suspend, or terminate the Amended 2020 Plan, subject to stockholder approval with respect to any amendment that seeks to modify the non-employee director compensation limit or the prohibition on repricing, each as described above, or as required by law, rule or regulation, including any applicable stock exchange rules. In addition, no amendment may materially impair the rights of a participant without the consent of such participant. Our Amended 2020 Plan will terminate on the ten-year anniversary of its approval by our Board (such termination date being September 2, 2030 (the “EIP Expiration Date”), unless we terminate it earlier. The EIP Amendment does not change this EIP Expiration Date.

Material U.S. Federal Income Tax Consequences under the Amended 2020 Plan

The following discussion summarizes the principal federal income tax consequences associated with awards under the Amended 2020 Plan. The discussion is based on laws, regulations, rulings, and court decisions currently in effect, all of which are subject to change. In addition, certain taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Incentive Stock Options. A participant will not recognize taxable income on the grant or exercise of an incentive stock option (although the excess of the fair market value of the exercised Shares over the exercise price may be included for alternative minimum tax purposes in the year of exercise). A participant will recognize taxable income when he or she disposes of Shares acquired under the incentive stock option. If the disposition occurs more than two years after the grant of the incentive stock option and more than one year after its exercise (the “ISO holding period”), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in Shares. A participant’s tax basis in Shares acquired under an incentive stock option generally will be the amount the participant paid for the stock. If the Shares acquired under an incentive stock option are disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value such Shares on the date of exercise of the incentive stock option over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held such Shares. Special rules apply if a participant pays the exercise price by delivery of our common stock. We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an incentive stock option. However, in the event a participant disposes of the Shares acquired under an incentive stock option before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes on the disqualifying disposition.

Nonstatutory Stock Options. A participant will not recognize any taxable income on the grant of a nonstatutory stock option. On the exercise of a nonstatutory stock option, the participant will recognize as ordinary income the excess of the fair market value of the Shares acquired over the exercise price. A participant’s tax basis in such Shares is the amount paid for Shares plus any amounts included in income on exercise of the nonstatutory stock option. Special rules apply if a participant pays the exercise price by delivery of our common stock. The exercise of a nonstatutory option generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes on exercise of the nonstatutory stock option.

Stock Appreciation Rights. A participant will not recognize any taxable income at the time stock appreciation rights are granted. The participant at the time of exercise will recognize as ordinary income the amount of cash and/or the fair market value of the Shares that he or she receives on exercise of the stock appreciation right. We generally will be entitled

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to a federal income tax deduction equal to the amount of ordinary income the participant recognizes on exercise of the stock appreciation right.

Stock Awards. With regard to restricted stock, a participant will recognize ordinary income on account of a restricted stock on the first day that Shares are either transferable or no longer subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of such Shares on such date over the price, if any, paid for the Shares. However, even if Shares under a restricted stock award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” (within 30 days after the date of grant) to recognize income, and have his or her tax consequences determined, as of the date of grant of the restricted stock. The participant’s tax basis in the Shares received under the restricted stock generally will equal the income recognized plus the price, if any, paid for the restricted stock. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes with respect to the restricted stock. With regard to restricted stock units, a participant will not recognize any taxable income at the time restricted stock units are granted. When the terms and conditions to which the restricted stock units are subject have been satisfied and the restricted stock units are settled, the participant will recognize the fair market value of the Shares and/or cash received on settlement of the restricted stock units. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes on settlement of the restricted stock units.

Performance Awards. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of Shares or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the Shares and/or cash received, and we will be allowed a corresponding federal income tax deduction at that time.

The tax deduction with respect to the foregoing awards is subject to any applicable limitations under Internal Revenue Code Section 162(m).

Registration with the SEC

If our stockholders approve this proposal, we will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the additional shares available for issuance under the Amended 2020 Plan.

New Plan Benefits

A new plan benefits table for the Amended 2020 Plan and a summary of the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended 2020 Plan if the Amended 2020 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Amended 2020 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the Amended 2020 Plan.

Therefore, the benefits and amounts that will be received or allocated under the Amended 2020 Plan are not determinable at this time. However, please refer to the 2024 Summary Compensation Table in this proxy statement which sets forth certain information regarding awards granted to our NEOs during the last completed fiscal year.

Vote Required:

Approval of the EIP Amendment to our 2020 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this vote.

Board Recommendation:

Our Board unanimously recommends a vote “FOR” the approval of AN AMENDMENT TO OUR 2020 EQUITY INCENTIVE PLAN to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares.

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Proposal Four: Approval of Amendment to Employee Stock Purchase Plan

In Proposal Four, we are asking our stockholders to approve an Amendment (the “ESPP Amendment”) to our Employee Stock Purchase Plan, as amended from time to time (as in effect prior to the ESPP Amendment, the “ESPP”) to increase shares of common stock available for issuance under the ESPP by 255,000 shares. The amendment was recommended by our Compensation Committee and approved by our Board on April 9, 2025, subject to stockholder approval at the Annual Meeting.

All common stock share amounts described in this proposal have been adjusted to reflect the Reverse Stock Split.

Background

In 2020, we adopted the ESPP, which became effective in connection with our IPO. The ESPP makes certain shares of our common stock (i.e., “Shares” as described above) available to us in order to provide eligible employees of the Company and participating subsidiaries with the opportunity to purchase Shares at a discount to fair market value using their accumulated payroll deductions and other contributions during specified offering periods.

We initially reserved 45,814 Shares for issuance under the ESPP. In addition, pursuant to its terms, the number of Shares available for issuance automatically increases on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021 and continuing until (and including) the fiscal year ending December 31, 2030, with the annual increase equal to the lesser of (i) 45,814 Shares, (ii) 1% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year and (iii) an amount determined by the Board (the “ESPP Annual Evergreen”). As of December 31, 2024, 44,469 Shares remained available for issuance under the ESPP. As a result of the ESPP Annual Evergreen, 161,125 Shares have been added to the ESPP (including 35,295 Shares that were added to the ESPP as of January 1, 2025 under the fiscal year 2025 ESPP Annual Evergreen).

As noted above, shortly after the fiscal year 2025 ESPP Annual Evergreen was effected, on January 3, 2025, we entered into securities purchase agreements with existing and new institutional investors, as well as certain members of management and our Board, for the issuance and sale of Series A Preferred Stock as part of the Private Placement, raising gross proceeds of $172.2 million. On March 10, 2025, and following stockholder approval, the Conversion took place, under which 842,753 shares of Series A Preferred Stock issued in the Private Placement converted into 14,045,866 Shares. As a result, our issued and outstanding Shares increased by approximately 380% to 17,699,595 Shares post-Conversion. We believe the proceeds from the Private Placement, along with the debt financing we executed simultaneously, will be critical to our future success and provide the funds expected to capitalize the Company through cashflow breakeven based on our current projections. However, the issuance of additional Shares from the Conversion resulted in dilution to our common stock of approximately 80%. As a result, the existing equity holdings that were acquired via the ESPP were significantly diluted.

As of March 31, 2025, there were 19,293 Shares that remained available for future issuance under the ESPP. Given the limited number of Shares that currently remain available under the ESPP, our Board and management believe it is important that the ESPP Amendment be approved for the reasons discussed below in the section entitled “Reasons Why Stockholders Should Approve the Proposed Amendment”.

As a result of high rates of participation in our ESPP by our employees, along with our recent stock price decline, we estimate that, in the absence of an increase in the number of Shares that may be issued under the ESPP, the remaining available Shares would likely be exhausted by as early as August 31, 2025 (resulting in substantial reductions in the ability to issue Shares under the ESPP in the future), depending on participation levels and the price of our common stock.

Therefore, upon the recommendation of our Compensation Committee, our Board has determined it would be appropriate and beneficial to the Company and in the best interests of our stockholders to implement the ESPP Amendment for the purpose of increasing the number of Shares available under the plan by 255,000 Shares (the “ESPP Increase”) in order to cover future issuances under the ESPP that are anticipated to occur in August 2025 and February

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2026. In other words, the ESPP Increase is intended to relate to a limited number of Shares that are anticipated to be issued to our employees under the ESPP through February 2026, based on our current ESPP participation rates, current stock price assumptions, and other factors discussed below in the section entitled “Reasons Why Stockholders Should Approve the Proposed Amendment”.

The full text of the ESPP Amendment is attached to this proxy statement as Appendix D.

Reasons Why Stockholders Should Approve the Proposed Amendment

Our Board recommends a vote “FOR” the approval of the ESPP Amendment for the following reasons:

Adopting the ESPP Amendment to the ESPP is critical for attracting, retaining and incentivizing our employee population which we believe will contribute to our success and enhance long-term stockholder value.

We believe that the ESPP serves as a powerful and effective tool in our total reward strategy for our employees, which enhances our value for the benefit of our stockholders by enabling us to attract, retain and reward a highly qualified employee population and strengthening the mutuality of interests between such individuals and our stockholders.

As noted above, we have determined that the remaining Shares available for issuance under the ESPP will likely be insufficient to meet our equity compensation needs under the ESPP beginning as early as August 31, 2025. More specifically, without the ESPP Increase effected by the ESPP Amendment, we will not have a meaningful ability to provide eligible employees the ability to continue to acquire an interest in the Company by purchasing Shares through payroll deductions and other contributions, particularly in light of our recent stock price decline, compounded by the dilution of these individuals’ existing equity holdings as a result of the recent Private Placement and subsequent Conversion.

Our Compensation Committee and Board believe that retaining a strong employee population at this time is critical to our success and in the best interests of the Company and stockholders, and that failure to increase the number of Shares available under the ESPP would immediately and significantly impair our ability to recruit and retain the employee talent that is necessary to maintain and grow our business.

Accordingly, we are asking our stockholders to approve the ESPP Amendment to increase the number of Shares available for issuance by 255,000 Shares.

The ESPP Increase is intended to be reasonable, is supported by market data and internal modeling and is moderated by a recent update to our ESPP.

In determining the appropriate size of the ESPP Increase, the Board reviewed peer group practices and data, as well as internal modeling including our current ESPP participation levels, and the value of ESPP participation to our employees for the remainder of 2025 through February 2026 based on current stock price assumptions. The Board took into consideration various additional factors including our retention needs and priorities and the extent to which the ESPP is needed for the Company to remain market competitive particularly in light of our recent stock price decline.

Moreover, based on a review of our share usage (or “burn rate”) under the ESPP in light of high employee participation rates and our recent stock price decline, the Compensation Committee also considered plan updates designed help increase the predictability of future Share usage and moderate the size of the proposed ESPP Increase. As a result of this review, on April 9, 2025, the Compensation Committee reduced the purchase limit for each participant from 5,000 Shares per “offering period” (as defined below) to 4,000 Shares per offering period and 1,000 Shares per “purchase period” (as defined below), as described in further detail in the section below entitled “Summary of the Material Terms of the Amended ESPP – Eligibility and Purchase Limits”.

In addition, based on a review of peer group practices and data, the size of the ESPP Increase plus the Shares currently remaining available under the ESPP, as a percentage of outstanding Shares, is below the 25th percentile of our peer group, which we believe supports the reasonableness of the ESPP Increase.

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The ESPP Increase is designed to last for the remainder of 2025 through February 2026.

We currently anticipate that the ESPP Increase, when aggregated with the Shares currently remaining available under the ESPP and future ESPP Annual Evergreen increases, will cover future issuances of Shares under the ESPP that are anticipated to occur in August 2025 and February 2026, based on our current participation levels and current stock price assumptions. However, it is possible that these Shares could last for a shorter period of time depending on a number of factors, including but not necessarily limited to: changes in our overall equity award program, adjustments to future ESPP participation levels relative to current levels, higher than anticipated hiring needs, future acquisitions, and/or a meaningful decline in our stock price.

Without the ESPP Increase, we may be required to develop alternative (including cash-based) incentives.

If the ESPP Amendment is not approved, we may be required to resort to (among other things) issuing cash-based incentive awards to our employees as a substitute for our historic process of issuing Shares under the ESPP. We do not believe increasing cash compensation to make up for any reduction or lapse of such Share issuances would be practicable or advisable, because we believe a combination of ESPP participation and cash compensation provides a more effective strategy for our employees than cash alone for attracting, retaining and motivating our employees on a long-term basis and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of issuing Shares under the ESPP could increase our operating expenses and reduce our cash flow from operations, which could harm our ability to invest in and grow our business, and adversely affect our business, financial condition and results of operations.

Summary of the Material Terms of the Amended ESPP

The following is only a summary of the material terms and principal features of the Amended ESPP. This summary does not purport to be complete, should not be read in lieu of the actual provisions of the ESPP Amendment and the ESPP, and is qualified in its entirety by reference to the complete text of the ESPP Amendment and the ESPP, which are attached respectively as Appendix D and Appendix E to this proxy statement. Note that we are only asking stockholders to approve the ESPP Amendment and not the ESPP.

The purpose of the Amended ESPP is to provide our employees with an opportunity to purchase Shares (referred to as “options”) through accumulated payroll deductions and other contributions in order to enhance such employees’ sense of participation in the affairs of the Company. The Amended ESPP will consist of a “423 Component”, which is intended to qualify as an “employee stock purchase plan” under Internal Revenue Code Section 423, and a “non-423 Component”, which will not qualify as an “employee stock purchase plan” and will be maintained to the extent that the Compensation Committee determines that the Amended ESPP is not able to satisfy the requirements of Internal Revenue Code Section 423 or otherwise as determined by the Compensation Committee, including participation outside of the United States.

Eligibility and Purchase Limits

Any employee who is customarily employed for at least 20 hours per week and more than five months in any calendar year will be eligible to participate in the Amended ESPP. As of March 31, 2025, 319 employees were eligible to participate in the ESPP.

However, no eligible employee will be granted an option under the Amended ESPP if (i) immediately after the grant, such employee would own 5% or more of our capital stock (by vote or value) or (ii) such grant would permit the employee to accrue rights to purchase Shares under the Amended ESPP (or any other employee stock purchase plan that may hereafter be adopted by the Company) in excess of $25,000 of the fair market value of such Shares (as determined on the date the relevant option is granted) for each calendar year in which such option is outstanding at any time.

In addition, except as otherwise determined by the Compensation Committee prior to the commencement of an “offering period” (i.e., a period in which an eligible employee may elect to participate in the Amended ESPP):

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•
for any offering period that commenced prior to April 9, 2025, no participant may purchase more than 5,000 Shares during any such offering period; and
•
for any offering period commencing after April 9, 2025, (i) no more than 4,000 Shares may be purchased during any such offering period and (ii) to the extent there are multiple “purchase periods” (i.e., the period(s) during an offering period in which a participant’s payroll deductions and other contributions are accumulated in a purchase account for the purchase of Shares under the Amended ESPP) within any such offering period, the number of Shares that may be purchased with respect to any such purchase period shall not exceed such 4,000 Shares divided by the total number of purchase periods within such offering period. Currently, within each 24-month offering period, there are four separate consecutive purchase periods of six months each. Accordingly, the limitation per purchase period is currently 1,000 Shares.

Stock Subject to the Plan

Subject to certain adjustments (as described below), the number of Shares that may be reserved for issuance under the Amended ESPP will equal 461,939 Shares (which represents the 45,814 Shares originally reserved for issuance under the ESPP, plus the 125,830 Shares that were added to the ESPP under the ESPP Annual Evergreen for all applicable fiscal years through fiscal year 2024, plus the 35,295 Shares that were added to the ESPP under the 2025 ESPP Annual Evergreen, plus the additional 255,000 Shares requested pursuant to the ESPP Amendment, such that, no other changes to the ESPP are contemplated by the ESPP Amendment). The ESPP Annual Evergreen is equal to an amount equal to the lesser of (i) 45,814 Shares, (ii) 1% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year, and (iii) an amount determined by our Board.

Additional Limits

If the number of Shares with respect to the options that are to be exercised under the ESPP at the end of an offering period or purchase period (described below) exceeds the number of Shares then available under the ESPP, the Committee will make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it determines to be equitable.

Plan Administration

The Compensation Committee will administer the Amended ESPP. Subject to the terms of the Amended ESPP, the Compensation Committee has the authority to determine the time and frequency of granting options, the duration of the Amended ESPP’s offering periods and purchase periods, the terms and conditions of the options and the number of Shares subject to each option. The Compensation Committee also has the discretionary authority to do everything necessary and appropriate to administer the Amended ESPP, including, without limitation, interpreting the provisions of the Amended ESPP (but any such interpretation shall not be inconsistent with the provisions of Internal Revenue Code Section 423 with respect to the 423 Component).

The Compensation Committee, Board or Company may engage the services of one or more brokerage firms or other companies to perform certain ministerial and procedural duties under the Amended ESPP including, but not limited to, mailing and receiving notices, determining the number of purchased Shares for each participant, maintaining or causing to be maintained purchase and brokerage accounts for participants under the Amended ESPP, disbursing funds maintained in the purchase accounts or proceeds from the sale of Shares through the brokerage accounts under the Amended ESPP, and filing with the appropriate tax authorities proper tax returns and forms (including information returns) and providing to each participant statements as required by law or regulation.

Participation

Eligible employees may elect to participate in the Amended ESPP by completing a subscription agreement permitting the deduction from their compensation of at least 1% of their compensation but not more than 15% of their compensation (or such other maximum percentage as may be designated by the Compensation Committee). Such payroll deductions must be expressed as a whole number percentage, and the accumulated deductions will be applied to the purchase of Shares on each purchase date. In addition to such payroll deductions, participants (other than the Company’s executive officers within the meaning of the Securities Exchange Act of 1934), may elect to purchase Shares pursuant to a

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cashless participation program by designating an additional amount to be contributed to his or her purchase account at the end of the relevant purchase period. The Compensation Committee may also allow participants to make other contributions under the Amended ESPP via cash, check or other means. Except as may be permitted by the Compensation Committee, a participant may not increase his or her rate of contributions during a purchase period. A participant may decrease his or her rate of contributions during a purchase period by completing an election change form in accordance such procedures that may be established by the Compensation Committee. A participant’s contribution elections and payroll deductions will remain in effect for successive offering periods, unless otherwise determined by the Compensation Committee or the participant makes new elections in accordance with the Amended ESPP.

Offering

Under the Amended ESPP, participants are offered the option to purchase Shares at a discount during each offering period, which will consist of a 24-month offering period, commencing on the first business day of March and first business day of September or such other period designated by the Compensation Committee. However, in no event may an offering period be longer than 27 months in length.

The option purchase price will be the lower of (i) 85% of the fair market value per Share of our common stock on the first business day of an offering period in which a participant is enrolled or (ii) 85% of the fair market value per Share on the last business day of an offering period (or, if determined by the Compensation Committee, such other amount that is no less than the amounts described above, if communicated to participants prior to the beginning of the offering period). The closing trading price of our common stock as of March 31, 2025 was $11.06.

Under the 423 Component, participants may not purchase Shares at a rate which exceeds $25,000 of fair market value of our common stock (determined at the time the relevant option is granted) for each calendar year in which the option is outstanding (as determined in accordance with Internal Revenue Code Section 423).

A participant will be deemed to have automatically exercised his or her option in full as of the last business day of each offering period (or, if determined by the Administrator, the purchase period if different from the offering period). Upon exercise, the participant will purchase the number of whole Shares using his or her accumulated payroll deductions or retained payroll deductions from a prior purchase period or additional contributions made pursuant to the cashless participation program, subject to the participation limitations listed above. Participation will end automatically upon a participant’s termination of employment.

A participant may withdraw from the Amended ESPP at any time by completing a withdrawal form and submitting such form to the Company in accordance with the terms of the Amended ESPP. Upon withdrawal from the Amended ESPP, the participant will receive a refund of any payroll deductions credited to the participant’s purchase account prior to the effective date of the participant’s withdrawal. A participant’s withdrawal will not have any effect upon his or her eligibility in the Amended ESPP (or any other similar plan that may hereafter be adopted by the Company) to participate in succeeding offering periods.

Transferability of Rights

The Amended ESPP does not allow the transfer of any payroll deductions or amounts credited to a participant’s purchase account or the transfer of any rights with regard to the exercise of an option or to receive Shares under the Amended ESPP other than by will or the laws of inheritance following the participant’s death. A participant may also designate a beneficiary who will receive the participant’s purchased Shares or amounts credited to a participant’s purchase account upon the participant’s death. However, the Shares acquired pursuant to the terms of the cashless participation program may be pledged and sold pursuant to the terms of the cashless participation program as in effect from time to time.

Certain Adjustments

If any change is made in our common stock subject to the Amended ESPP, without the receipt of consideration by us (except conversion of any convertible securities of the Company will not be considered to have been “effected without receipt of consideration”), such as through a stock split, reverse stock split, stock dividend, combination or reclassification

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of the common stock of the Company or other similar transaction, subject to any required action by the stockholders of the Company, appropriate adjustments will be made by the Compensation Committee or the Board in the maximum number of securities available for purchase under the Amended ESPP, as well as the price per security and the number of securities covered by each option under the Amended ESPP which has not yet been exercised. In addition, in the event of a dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by our Board, and our Board may either provide for the purchase of Shares as of the date on which the offering period terminates or return to each participant the amounts credited to such participant’s purchase account. In the event of a merger or asset sale, each outstanding option will be assumed or substituted by the successor corporation or parent or subsidiary thereof, unless our Board determines to terminate all outstanding options and return to each participant the amounts credited to such participant’s purchase account or to provide for the offering period in progress to end on a date prior to the consummation of such sale or merger.

Plan Termination and Amendment

Our Board and the Compensation Committee have the authority at any time and for any reason to amend, modify, suspend, discontinue or terminate the Amended ESPP, subject to stockholder approval in such a manner and to such a degree as required to comply with Internal Revenue Code Section 423 or any other applicable law, regulation or stock exchange rule. In addition, except as expressly provided in the Amended ESPP (e.g., changes to the purchase price of the Shares, offering periods, purchase periods, eligibility requirements, the frequency or number of participant changes to the amounts credited to his or her purchase account during a purchase period, etc.), no amendment may materially impair the rights of a participant without the consent of such participant. The Amended ESPP will terminate on the ten-year anniversary of its initial adoption by our Board (such termination date being September 2, 2030 (the “ESPP Expiration Date”)), unless we terminate it earlier. The ESPP Amendment does not change this ESPP Expiration Date.

Material U.S. Federal Income Tax Consequences under the Amended ESPP

The following discussion summarizes the principal federal income tax consequences associated with the purchase of shares under the Amended ESPP. The discussion is based on laws, regulations, rulings, and court decisions currently in effect, all of which are subject to change. In addition, certain taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. As such, tax consequences relating to participation in the non-423 Component of the Amended ESPP are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 423 Component of the Amended ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Internal Revenue Code Section 423. Under the applicable Internal Revenue Code provisions that relate to the 423 Component, no taxable income will be recognized by a participant until the sale or other disposition of the Shares purchased under the Amended ESPP. This means that a participant will not recognize taxable income on the date the participant is granted an option under the Amended ESPP or upon the purchase of the Shares that relate to such option.

Upon such a sale or disposition, the participant generally will recognize taxable income in an amount that depends upon the length of time such Shares are held by the participant prior to selling or disposing of them. If the Shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the Shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the Shares at the time of such sale or disposition (or death) over the purchase price or (ii) an amount equal to the applicable discount from the fair market value of the Shares as of the date of grant. If the Shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income. The amount of such ordinary income recognized by the participant will be added to the participant’s basis in the Shares for purposes of determining capital gain or loss upon the sale or disposition of the Shares by the participant.

If the Shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Shares on the date the Shares are purchased over the purchase price. The amount of such ordinary income recognized by the participant will be added to the participant’s basis in the shares for purposes of determining capital gain or loss upon the sale or

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disposition of the shares by the participant. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We generally will not be entitled to a tax deduction with respect to the Shares purchased under the 423 Component, unless the participant sells or disposes the Shares before the expiration of the holding periods described above, in which case we will be entitled to a tax deduction equal to the corresponding amount of ordinary income recognized by the participant.

Registration with the SEC

If our stockholders approve this proposal, we will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the additional shares available for issuance under the Amended ESPP.

New Plan Benefits

Participation in the Amended ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the Amended ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended ESPP.

Vote Required:

Approval of the ESPP Amendment to our Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this vote.

Board Recommendation:

Our Board unanimously recommends a vote “FOR” the approval of AN AMENDMENT TO OUR Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares.

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Stock Ownership

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 11, 2025 for: (i) each director and nominee for director, (ii) each of our NEOs, and (iii) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock. All common stock share amounts shown below are as adjusted to reflect the Reverse Stock Split.

Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 11, 2025, through the exercise of any options, warrants or other rights. In computing the percentage beneficial ownership of a person, common stock not outstanding and subject to options, warrants or other rights held by that person that are currently exercisable or exercisable within 60 days of March 11, 2025 are deemed outstanding for purposes of calculating the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Subject to the foregoing, percentage of beneficial ownership is based on 17,699,595 shares of our common stock outstanding as of March 11, 2025 (as adjusted to reflect the Reverse Stock Split).

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o Outset Medical, Inc., 3052 Orchard Drive, San Jose, California 95134.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percentage of Total
Directors and Named Executive Officers:
Leslie Trigg(1)	125,627	*
Nabeel Ahmed(2)	9,805	*
John Brottem(3)	6,030	*
Karen Drexler(4)	3,631	*
D. Keith Grossman(5)	30,459	*
Patrick T. Hackett(6)	212,052	1.2%
Dale E. Jones(7)	1,394	*
Brent D. Lang(8)	19,066	*
Andrea L. Saia	1,526	*
All current executive officers and directors as a group (10 persons)(9)	418,059	2.4%

5% Stockholders:
FMR LLC(10)	2,596,861	14.7%
Durable Capital Master Fund LP(11)	1,740,216	9.8%
Alyeska Master Fund, LP(12)	1,666,666	9.4%
PFM Healthcare(13)	1,666,666	9.4%
T. Rowe Price Associates, Inc.(14)	1,578,247	8.9%
Woodline Master Fund LP(15)	1,333,333	7.5%
Perceptive Credit Holdings IV, LLP(16)	1,208,333	6.7%

* Indicates beneficial ownership of less than 1% of the outstanding shares of our common stock.

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(1)
Consists of (i) 33,572 shares of common stock held directly by Ms. Trigg, (ii) 584 shares of common stock held by The Trigg Family Trust U/A DTD 01/01/2002, (iii) 41,666 shares of common stock held by the Trigg 2002 Revocable Trust UAD 12/30/02 and (iii) 49,805 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 11, 2025.
(2)
Consists of (i) 6,389 shares of common stock held by Mr. Ahmed and (ii) 3,416 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 11, 2025.
(3)
Consists of (i) 3,506 shares of common stock held by Mr. Brottem and (ii) 2,524 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 11, 2025.
(4)
Consists of (i) 1,548 shares of common stock held directly by Ms. Drexler and (ii) 2,083 shares of common stock held by the Drexler Family Trust U/A DTD 5/23/1996.
(5)
Consists of (i) 3,269 shares held directly by Mr. Grossman, (ii) 12,845 shares of common stock held by The D. Keith and Hallie H. Grossman Family Living Trust and (iii) 14,345 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 11, 2025.
(6)
Consists of (i) 84,522 shares of common stock held by Mr. Hackett, (ii) 41,666 shares of common stock held by the Hackett Family Fund, (iii) 83,333 shares of common stock held by the Patrick T. Hackett 2006 GST Trust and (ii) 2,531 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 11, 2025.
(7)
Consists of (i) 1,359 shares of common stock held by Mr. Jones and (ii) 35 shares of common stock issuable pursuant to the vesting of RSUs within 60 days of March 11, 2025.
(8)
Consists of (i) 1,800 shares of common stock held by Mr. Lang, (ii) 16,666 shares of common stock held by the Lang Van Schaack Family Revocable Trust and (iii) 600 shares of common stock issuable pursuant to the vesting of RSUs within 60 days of March 11, 2025.
(9)
Consists of (i) 342,100 shares of common stock owned by our current executive officers and directors, (ii) 75,324 shares of common stock issuable pursuant to stock options held by our current executive officers and directors that are exercisable within 60 days of March 11, 2025 and (iii) 635 shares of common stock issuable pursuant to the vesting of RSUs held by our current executive officers and directors within 60 days of March 11, 2025.
(10)
Based solely on a Schedule 13G/A filed with the SEC on April 7, 2025 by FMR LLC (“FMR”) and Abigail P. Johnson. FMR has sole voting power with respect to 2,595,865 shares of common stock and sole dispositive power with respect to 2,596,861 shares of common stock. Abigail P. Johnson has sole dispositive power with respect to 2,596,861 shares of common stock. The address for each of FMR and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.
(11)
Consists of 1,740,216 shares of common stock issued on March 10, 2025 upon the conversion of 104,413 shares of Series A Preferred Stock held by Durable Capital Master Fund LP (“Durable”). Durable Capital Partners LP (“Durable Capital Partners”) is the investment adviser to Durable. Durable Capital Partners GP LLC (“Durable GP”) is the general partner of Durable Capital Partners, and Henry Ellenbogen is the chief investment officer of Durable Capital Partners and the managing member of Durable GP. Durable holds an additional 20,587 shares of Series A Preferred Stock, convertible into 343,116 shares of common stock, which did not convert into common stock on March 10, 2025 as a result of a 9.9% beneficial ownership limitation. The address of Durable is c/o Durable Capital Partners LP, 4747 Bethesda Avenue, Suite 1002, Bethesda, Maryland 20814.
(12)
Consists of 1,666,666 shares of common stock issued on March 10, 2025 upon the conversion of 100,000 shares of Series A Preferred Stock held by Alyeska Master Fund, LP (“Alyeska”). The address of Alyeska is 77 West Wacker Drive, Suite 700, Chicago, Illinois 60601.
(13)
Based solely on a Schedule 13G filed with the SEC on March 17, 2025 filed by PFM Health Sciences, LP (“PFM”), PFM Health Sciences GP, LLC (“PFM-GP”), PFM Healthcare Growth Equity I GP, LLC (“HCG-GP”), Partner Asset Management, LLC (“PAM”) and Brian D. Grossman with respect to shares of common stock owned by PFM Healthcare Master Fund, L.P (“HCM”) and PFM Healthcare Growth Equity Fund I, LP (“HCG”). PFM is the investment advisor for HCM and HCG. HCG-GP is the general partner of HCG. PAM is the general partner of HCM and the member manager of HCG-GP. PFM-GP is the general partner of PFM and the manager of PAM. Brian D. Grossman is the sole member of PFM-GP. Each of PFM, PFM-GP, PAM and Brian D. Grossman may be deemed to beneficially own 1,666,666 shares of common stock, and have shared voting power and shared dispositive power with respect to such shares. HCG-GP may be deemed to beneficially own 666,666 shares of common stock and has shared voting power and shared dispositive power with respect to such shares. The address of each of the foregoing reporting persons is c/o PFM Health Sciences, LP, 475 Sansome Street, Suite 1720, San Francisco, California 94111.
(14)
Consists of (i) 719,350 shares of common stock issued on March 10, 2024 upon the conversion of 43,161 shares of Series A Preferred Stock held by T. Rowe Price Small-Cap Stock Fund, Inc., (ii) 382,050 shares of common stock issued on March 10, 2025 upon the conversion of 22,923 shares of Series A Preferred Stock held by T. Rowe Price Institutional Small-Cap Stock Fund, (iii) 5,283 shares of common stock issued on March 10, 2025 upon the conversion of 317 shares of Series A Preferred Stock held by T. Rowe Price Spectrum Conservative Allocation Fund, (iv) 8,083 shares of common stock issued on March 10, 2025 upon the conversion of 485 shares of Series A Preferred Stock held by T. Rowe Price Spectrum Moderate Allocation Fund, (v) 19,000 shares of common stock issued on March 10, 2025 upon the conversion of 1,140 shares of Series A Preferred Stock held by T. Rowe Price Spectrum Moderate Growth Allocation Fund, (vi) 816 shares of common stock issued on March 10, 2025 upon the conversion of 49 shares of Series A Preferred Stock held by T. Rowe Price Moderate Allocation Portfolio, (vii) 32,316 shares of common stock issued on March 10, 2025 upon the conversion of 1,939 shares of Series A Preferred Stock held by U.S. Small-Cap Stock Trust, (viii) 26,633 shares of common stock issued on March 10, 2025 upon the conversion of 1,598 shares of Series A Preferred Stock held by TD Mutual Funds — TD U.S.

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Small-Cap Equity Fund, (ix) 336,750 shares of common stock issued on March 10, 2025 upon the conversion of 20,205 shares of Series A Preferred Stock held by T. Rowe Price U.S. Small-Cap Core Equity Trust, and (x) 47,966 shares of common stock issued on March 10, 2025 upon the conversion of 2,878 shares of Series A Preferred Stock held by Costco 401(k) Retirement Plan. The address of the foregoing entities is T. Rowe Price Investment Management, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.
(15)
Consists of 1,333,333 shares of common stock issued on March 10, 2025 upon the conversion 80,000 shares of Series A Preferred Stock held by Woodline Master Fund LP (“Woodline”). Woodline Partners LP serves as the investment manager of Woodline Master Fund LP and may be deemed to be the beneficial owner of the shares. Woodline Partners LP disclaims any beneficial ownership of these shares. The address of Woodline is 4 Embarcadero Center, Suite 3450, San Francisco, California 94111.
(16)
Includes (i) 397,350 shares of common stock issued on March 10, 2025 upon the conversion of 23,841 shares of Series A Preferred Stock held by Perceptive Credit Holdings IV, LP (the “Credit Fund”) and (ii) 435,983 shares of common stock issued on March 10, 2025 upon the conversion of 26,159 shares of Series A Preferred Stock held by PCOF EQ AIV IV, LP (“PCOF”). Perceptive Credit Advisors, LLC (“Perceptive Credit”), an affiliate of Perceptive Advisors LLC, is the investment manager to the Credit Fund and PCOF (together, “Perceptive Credit Affiliates”) and accordingly, may be deemed to beneficially own the securities directly held by the Perceptive Credit Affiliates. Joseph Edelman is the managing member of Perceptive Credit, and accordingly, Mr. Edelman may be deemed to beneficially own the securities held by the Perceptive Credit Affiliates. Perceptive Credit Affiliates and Mr. Edelman disclaim beneficial ownership of such shares except to the extent of its or his pecuniary interest therein. Also includes, based solely on a Schedule 13G filed with the SEC on February 28, 2025 by the Credit Fund, warrants to purchase 375,000 shares of common stock held by the Credit Fund, which warrants are subject to a 9.99% beneficial ownership limitation. Perceptive Credit serves as the investment manager to the Credit Fund and as relying advisor under Perceptive Advisors LLC. Perceptive Credit Opportunities GP, LLC serves as the general partner of the Credit Fund. Mr. Edelman is the managing member of Perceptive Advisors LLC. The address for the Perceptive Credit Affiliates is c/o Perceptive Advisors LLC, 51 Astor Place, 10th Floor, New York, New York 10003.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock on a Form 4 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We submit all applicable Section 16(a) filing requirements on behalf of our executive officers and directors. To our knowledge, based solely on the reports filed by us, copies of such reports furnished to us and written representations made by our executive officers and directors regarding their filing obligations, all Section 16(a) filing requirements applicable to our executive officers and directors were satisfied with respect to the fiscal year ended December 31, 2024.

2025 Proxy Statement	79

Audit Matters

Proposal Five: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although stockholder ratification of the appointment of KPMG LLP is not required by our bylaws, other governing documents or the law, our Board considers the appointment of our independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of KPMG LLP for ratification by our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee will review its future selection of KPMG LLP as its independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Our Board considers the appointment of KPMG LLP as our independent registered public accounting firm for 2025 to be in the best interests of the Company and our stockholders. We expect representatives of KPMG LLP to attend the Annual Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

KPMG LLP has served as our independent registered public accounting firm since 2011.

Principal Accountant Fees and Services

The following is a summary of the fees and services provided by KPMG LLP to us for fiscal years 2024 and 2023.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$1,401,900	$1,680,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$1,401,900	$1,680,000

(1)
Audit Fees consist of fees for professional services related to audits of our annual financial statements, reviews of our quarterly financial statements, audit of our internal control over financial reporting, and audit services that are normally rendered by KPMG LLP in connection with regulatory filings. The audit fees for fiscal years 2024 and 2023 also include reimbursement for direct out-of-pocket expenses. The audit fees for fiscal year 2024 are subject to subsequent adjustment in our 2026 proxy statement if final amounts billed differ from the current estimates.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. Our Audit Committee’s charter establishes a policy that all audit and permitted not-audit and tax services to be provided by our independent registered public accounting firm must be pre-approved by our Audit Committee. Our Audit Committee has pre-approved all such audit and permitted non-audit services in accordance with this policy for the years ended December 31, 2024 and 2023. As part of this review, our Audit Committee considers whether the provision of any such non-audit or tax services by KPMG LLP is compatible with maintaining the independence of our independent registered public accounting firm.

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Our Audit Committee may delegate authority to pre-approve services to one or more of its members, provided any decisions made by such member or members to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting.

Vote Required:

Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 requires the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting. Abstentions will have no effect on the outcome of this vote. Brokers have discretion to vote on this proposal.

Board Recommendation:	Our board and the audit committee of our board each Unanimously recommends a vote “For” the RatifiCation of the appointment of KPMG LLP as our independent registered public accounting firm for 2025.

Report of the Audit Committee

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements.

In fulfilling its oversight responsibilities, the Audit Committee:

•
reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2024 with management and KPMG LLP;
•
discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•
received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence; and
•
discussed the independence of KPMG LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee also appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Submitted by the Audit Committee of our Board:

Patrick T. Hackett, Chair
Brent D. Lang
Andrea L. Saia

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Additional Information

Other Matters

Our Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

Stockholder Proposals and Nominations for Next Year’s Annual Meeting of Stockholders

In order to be considered for inclusion in the proxy materials for our 2026 annual meeting of stockholders, proposals submitted by stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by our Corporate Secretary at Outset Medical, Inc., 3052 Orchard Drive, San Jose, California 95134 on or before December 12, 2025, and also must otherwise comply with the procedures and requirements set forth in Rule 14a-8.

Alternatively, stockholders intending to present a proposal (outside of the process established in Rule 14a-8) or nominate a director for election at our 2026 annual meeting of stockholders without having the proposal or nomination included in the proxy materials for the meeting must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than February 2, 2026 and no later than 5:00 p.m. Eastern Time on March 4, 2026. The proposal or nomination must contain the information required by our bylaws and otherwise comply with the requirements set forth in our bylaws.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our principal executive offices at Outset Medical, Inc., 3052 Orchard Drive, San Jose, California 95134, Attn: Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2026.

Availability of Annual Report on Form 10-K

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC is available free of charge on our website at www.outsetmedical.com or on the SEC’s website at www.sec.gov. Stockholders may also obtain a copy of our 2024 annual report, including financial statements but excluding exhibits, without charge by sending a written request to: Outset Medical, Inc., Attention: Corporate Secretary, 3052 Orchard Drive, San Jose, California 95134.

By order of the Board of Directors,
/s/ John L. Brottem

John L. Brottem
General Counsel and Secretary
April 11, 2025

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APPENDIX A:

NON-GAAP RECONCILIATIONS

The following table shows our GAAP gross margin and operating income reconciled to our non-GAAP gross margin and operating income included in this proxy statement. These non-GAAP financial measures are in addition to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. As listed in the table below, GAAP gross margin and operating income include stock-based compensation expense, as well as severance and related charges net of the reversal of compensation accruals for impacted employees. Stock-based compensation is a non-cash expense, and severance and related charges arise outside the ordinary course of continuing operations and are not reflective of the Company's current operating performance. As such, management has excluded the effects of these items in non‐GAAP measures to assist investors in analyzing and assessing past and future operating performance and period-to-period comparisons. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in our financial statements, and may not be comparable to non-GAAP financial measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non‐GAAP information and the reconciliation between these presentations, to more fully understand our business.

Reconciliation Between GAAP and Non-GAAP Gross Margin and Operating Income

Year Ended December 31, 2024
GAAP gross margin	33.9%
Stock-based compensation expense	1.2
Severance and related charges, net	0.5
Non-GAAP gross margin	35.6%

($ in million)
GAAP operating income	$(113.4)
Stock-based compensation expense	29.4
Severance and related charges, net	5.2
Non-GAAP operating income	$(78.8)

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APPENDIX B:

PROPOSED AMENDMENT TO

2020 EQUITY INCENTIVE PLAN

Amendment 2025-1 To

Outset Medical, Inc.

2020 Equity Incentive Plan

WHEREAS, Outset Medical, Inc. (the “Company”) has heretofore adopted the Outset Medical, Inc. 2020 Equity Incentive Plan (as amended and restated from time to time, the “Plan”) which was originally approved by the stockholders of the Company effective September 7, 2020;

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of common stock of the Company, par value $0.001 per share, available for issuance under the Plan by 1,950,000 shares (the “Share Increase”); and

WHEREAS, pursuant to Section 5.2 of the Plan, the Board may amend the Plan as it shall deem advisable; provided that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if required by applicable law, rule or regulation, including any rule of NASDAQ, it being understood that such stockholder approval is required in connection with the Share Increase contemplated by the amendment set forth herein.

NOW, THEREFORE, BE IT RESOLVED, the Plan shall be amended, effective as of the date on which the stockholders of the Company approve such amendment, and contingent on such stockholder approval taking place, at the Company’s 2025 Annual Meeting of Stockholders, as follows:

1.
The first paragraph of Section 1.5 of the Plan is deleted and replaced with the following:

Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 244,344 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 610,861 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under the Plan shall increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021, and continuing until (and including) the fiscal year ending December 31, 2030, with such annual increase equal to an amount equal to the lesser of (i) 4% of the number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, and (ii) an amount determined by the Board; provided that, subject to adjustment as provided in Section 5.7, and contingent on the approval of the stockholders of the Company at the Company’s 2025 Annual Meeting of Stockholders, an additional 1,950,000 shares of Common Stock shall be available for awards under the Plan effective as of the date on which such stockholder approval takes place, which additional 1,950,000 shares of Common Stock shall not increase the number of shares of Common Stock that may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock that remain available for future grants under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock.

2.
Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company, acting pursuant to authority granted to him or her by the Board of Directors of the Company, has executed this instrument on this 9th day of April, 2025.

Outset Medical, Inc.

By: /s/ John L. Brottem

Name: John L. Brottem

Title: General Counsel and Secretary

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APPENDIX C:

2020 Equity INCENTIVE PLAN

Outset Medical, Inc.

2020 Equity Incentive Plan

Adopted By The Board Of Directors: September 2, 2020

Approved By The Stockholders: September 7, 2020

Amended and Restated, Effective March 20, 2025

Termination Date: September 2, 2030

I. Introduction

1.1 Purposes. The purposes of the Outset Medical, Inc. 2020 Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long‑term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Agreement” means the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” means the Board of Directors of the Company.

“Change in Control” has the meaning set forth in Section 5.8(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of NASDAQ or, if the Common Stock is not listed on NASDAQ, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Company” means Outset Medical, Inc., a Delaware corporation, or any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Person” means any natural person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” does not include: (i) the Company or any Subsidiary; (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of this Plan, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2025 Proxy Statement	C-1

“Fair Market Value” means the closing transaction price of a share of Common Stock as reported on NASDAQ on the date as of which such value is being determined or, if the Common Stock is not listed on NASDAQ, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that (i) the Company may in its discretion use the closing transaction price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding and (ii) if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” means a SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs that are exercised.

“Incentive Stock Option” means an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Director” has the meaning set forth in Section 5.8(a)(5).

“Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.

“Nonstatutory Stock Option” means an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” means an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” means a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include one or more of the following corporate-wide or Subsidiary, division, operating unit, line of business, project, geographic or individual measures: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, acquisitions or divestitures, publication, clinical or regulatory milestones, research and development achievements, coverage decisions, licenses, collaborations, joint ventures or promotional arrangements and such other goals as the Committee may determine whether or not listed herein, or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past

2025 Proxy Statement	C-2

performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” means any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” means the Outset Medical, Inc. 2019 Equity Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of the Plan.

“Restricted Stock” means shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” means an award of Restricted Stock under this Plan.

“Restricted Stock Unit” means a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” means an award of Restricted Stock Units under this Plan.

“Restriction Period” means any period designated by the Committee during which either (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” means a stock appreciation right, which may be a Free‑Standing SAR or a Tandem SAR.

“Stock Award” means a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subject Person” has the meaning set forth in Section 5.8(a)(1).

“Subsidiary” means any corporation, limited liability company, partnership, joint venture, or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” means an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an option (including a Nonstatutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may

2025 Proxy Statement	C-3

be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” has the meaning set forth in Section 5.5.

“Ten Percent Holder” has the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonstatutory Stock Options; (ii) SARs in the form of Tandem SARs or Free‑Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan, and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. Notwithstanding anything herein to the contrary, the aggregate value of cash compensation to be paid and the grant date fair value of equity awards that may be granted during

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any fiscal year of the Company to any Non-Employee Director shall not exceed $400,000, increased to $800,000 with respect to the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 244,344 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 610,861 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under the Plan shall increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021, and continuing until (and including) the fiscal year ending December 31, 2030, with such annual increase equal to an amount equal to the lesser of (i) 4% of the number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan or the Prior Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding anything herein to the contrary, shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. Stock Options and Stock Appreciation Rights

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonstatutory Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonstatutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not

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be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option may be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option may not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either: (A) in cash; (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation; (D) in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise; (E) in any other form of legal consideration that may be acceptable to the Committee and specified in the Agreement; or (F) a combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be

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determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR may be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR may be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free‑Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised by (i) giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised by (A) giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. Stock Awards

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

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(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

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3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion.

3.4 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. Performance Awards

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

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V. General

5.1 Effective Date and Term of Plan. This Plan was approved by the stockholders of the Company and became effective on September 7, 2020. This Plan shall terminate on the tenth anniversary of Board approval of the Plan, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of NASDAQ or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.4 or the terms of Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. The Company may condition an award holder’s right (a) to exercise, vest or settle the award and (b) to receive delivery of shares, on the execution and delivery to the Company of an Agreement and the completion of other requirements, including, but not limited to, the execution of a nonsolicitation agreement by the recipient and delivery thereof to the Company. Notwithstanding anything contained herein to the contrary, the Committee may approve an Agreement that, upon the termination of an award holder’s employment or service, provides that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company; or (E) any combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as shall not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be

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required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) For purposes of this Plan, “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(1) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(2) there is consummated a merger, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction,

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in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(3) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license, or other disposition;

(4) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; or

(5) during any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any Person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such Person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board shall be deemed to be an Incumbent Director. For purposes of this clause (5), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (w) the Company or any of its Affiliates, within the meaning of Rule 12b-2 under Section 12 of the Exchange Act; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3), (4) or (5) shall also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

(b) Subject to the terms of the applicable Agreements, in the event of a Change in Control, the Board, as constituted prior to the Change in Control, may, in its discretion:

(1) require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash

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payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above or the issuance of shares or other property pursuant to clause (ii) above.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation the policy adopted by the Company under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

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5.15 Compliance with Section 409A of the Code. To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the Plan and applicable Agreement will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

5.16 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

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APPENDIX D:

PROPOSED AMENDMENT TO

EMPLOYEE STOCK PURCHASE PLAN

Amendment 2025-1 To

Outset Medical, Inc.

Employee Stock Purchase Plan

WHEREAS, Outset Medical, Inc. (the “Company”) has heretofore adopted the Outset Medical, Inc. Employee Stock Purchase Plan (as amended and restated from time to time, the “Plan”) which was originally approved by the stockholders of the Company effective September 7, 2020;

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of common stock of the Company, par value $0.001 per share, available for issuance under the Plan by 255,000 shares (the “Share Increase”); and

WHEREAS, pursuant to Section 19(a) of the Plan, the Board of Directors of the Company may amend the Plan at any time and for any reason; provided that, to the extent necessary, the Company shall obtain stockholder approval of such amendment if required by applicable law, regulation or stock exchange rule, including any rule of NASDAQ, it being understood that such stockholder approval is required in connection with the Share Increase contemplated by the amendment set forth herein.

NOW, THEREFORE, BE IT RESOLVED, the Plan shall be amended, effective as of the date on which the stockholders of the Company approve such amendment, and contingent on such stockholder approval taking place, at the Company’s 2025 Annual Meeting of Stockholders, as follows:

1.
Section 15(b) of the Plan is deleted and replaced with the following:

(b) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall be 45,814 Shares. In addition, subject to adjustments upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall automatically increase on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021, and continuing until (and including) the fiscal year ending December 31, 2030, with such annual increase equal to the lesser of (i) 45,814 Shares, (ii) 1% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year, and (iii) an amount determined by the Board; provided that, subject to the aforementioned adjustments upon changes in the capitalization of the Company, and contingent on the approval of the stockholders of the Company at the Company’s 2025 Annual Meeting of Stockholders, an additional 255,000 Shares shall be available for awards under the Plan effective as of the date on which such stockholder approval takes place. If, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

2.
Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company, acting pursuant to authority granted to him or her by the Board of Directors of the Company, has executed this instrument on this 9th day of April, 2025.

Outset Medical, Inc.

By: /s/ John L. Brottem

Name: John L. Brottem

Title: General Counsel and Secretary

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APPENDIX E:

EMPLOYEE STOCK PURCHASE PLAN

Outset Medical, Inc.

Employee Stock Purchase Plan

Adopted By The Board Of Directors: September 2, 2020

Approved By The Stockholders: September 7, 2020

Termination Date: September 2, 2030

(Amended and Restated, Effective April 9, 2025)

1.
Purpose. The purpose of the Outset Medical, Inc. Employee Stock Purchase Plan (this “Plan”) is to provide eligible Employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions and other contributions in order to enhance such employees’ sense of participation in the affairs of the Company. This Plan is amended and restated as set forth herein and such amendment and restatement shall apply to Offering Periods beginning on or after March 1, 2022.

This Plan includes two components: (a) a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”), the provisions of which shall be construed so as to extend and limit participation in a uniform and nondiscriminatory manner consistent with the requirements of Section 423 of the Code; and (b) a component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”), under which options shall be granted pursuant to rules, procedures or sub-plans adopted by the Committee designed to achieve tax, securities laws or other objectives for eligible Employees, the Company and its Participating Subsidiaries. Except as otherwise provided in this Plan, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.
Definitions. As used herein, the terms set forth below have the meanings assigned to them in this Section 2 and shall include the plural as well as the singular.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Board” means the Board of Directors of Outset Medical, Inc.

“Business Day” shall mean a day on which NASDAQ is open for trading.

“Brokerage Account” means the account in which the Purchased Shares are held.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or the designee of the Compensation Committee.

“Company” means Outset Medical, Inc., a Delaware corporation.

“Compensation” means base pay, commissions, overtime, and vacation, holiday and sick pay. Compensation does not include: (1) income related to stock option awards, stock grants and other equity incentive awards, (2) expense reimbursements, (3) relocation-related payments, (4) benefit plan payments (including but not limited to short-term disability pay, long-term disability pay, maternity pay, military pay, tuition reimbursement and adoption assistance), (5) accrued but unpaid compensation for a deceased Participant, (6) income from non-cash and fringe benefits,

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(7) severance payments, (8) annual, quarterly, monthly and other cash bonuses, and (9) other forms of compensation not specifically listed herein.

“Employee” means any individual who is a common law employee of the Company or any other Participating Subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or the Participating Subsidiary, as appropriate, and only to the extent permitted under Section 423 of the Code with respect to the 423 Component. For purposes of the Plan, an individual who performs services for the Company or a Participating Subsidiary pursuant to an agreement (written or oral) that classifies such individual’s relationship with the Company or a Participating Subsidiary as other than a common law employee shall not be considered an “employee” with respect to any period preceding the date on which a court or administrative agency issues a final determination that such individual is an “employee.”

“Enrollment Date” means the first Business Day of each Offering Period.

“Exercise Date” means the last Business Day of each Offering Period (or, if determined by the Committee, the Purchase Period if different from the Offering Period).

“Fair Market Value” on or as of any date means the official closing price for a Share as reported on NASDAQ on the relevant valuation date or, if no official closing price is reported on such date, on the preceding day on which an official closing price is reported on NASDAQ was reported; or, if the Shares are no longer listed on NASDAQ, the closing price for Shares as reported on the official website for such other exchange on which the Shares are listed. Notwithstanding the foregoing, if the first Offering Period commences on the first Business Day on or after the date on which the Securities and Exchange Commission declares the Company’s Registration Statement to be effective, the Fair Market Value for purposes of the Enrollment Date for such first Offering Period shall be the initial price to the public as set forth in the final prospectus included in the Registration Statement.

“Offering Period” means each six-month period or, effective March 1, 2022, each 24-month period, beginning the first Business Day of March and the first Business Day of September or such other period designated by the Committee; provided that in no event shall an Offering Period exceed 27 months, with the commencement of the first Offering Period to be determined by the Committee. Notwithstanding anything herein to the contrary, the Committee may establish an Offering Period with multiple Purchase Periods within such Offering Period.

“Option” means an option granted under this Plan that entitles a Participant to purchase Shares.

“Participant” means an Employee who satisfies the requirements of Sections 3 and 5 of the Plan.

“Participating Subsidiary” means each Subsidiary other than those that the Committee or the Board has excluded from participation in the Plan.

“Plan” means this Outset Medical, Inc. Employee Stock Purchase Plan, as amended from time to time.

“Purchase Account” means the account used to purchase Shares through the exercise of Options under the Plan.

“Purchase Period” means the period designated by Committee during which payroll deductions and other contributions of the Participants are accumulated under the Plan. A Purchase Period may coincide with an entire Offering Period or there may be multiple Purchase Periods within an Offering Period, as determined by the Committee prior to the commencement of the applicable Offering Period.

“Purchase Price” shall be the lesser of: (i) 85% percent of the Fair Market Value of a Share on the applicable Enrollment Date for an Offering Period and (ii) 85% percent of the Fair Market Value of a Share on the applicable Exercise Date; provided, however, that the Committee may determine a different per share Purchase Price provided that such per share Purchase Price is communicated to Participants prior to the beginning of the Offering Period and provided that in no event shall such per share Purchase Price be less than the lesser of (i) 85% of the Fair Market Value of a Share on the applicable Enrollment Date or (ii) 85% of the Fair Market Value of a Share on the Exercise Date.

“Purchased Shares” means the full Shares issued or delivered pursuant to the exercise of Options under the Plan.

“Registration Statement” means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

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“Shares” means shares of the common stock of the Company.

“Subsidiary” means an entity, domestic or foreign, of which not less than 50% of the voting equity is held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary; provided such entity is also a “subsidiary” within the meaning of Section 424 of the Code.

“Termination Date” means (i) the date on which a Participant terminates employment or on which the Participant ceases to provide services to the Company or a Subsidiary as an employee or as otherwise required under Section 423 with respect to the 423 Component or (ii) subject to Section 423 of the Code with respect to the 423 Component, the date on which the Participant’s employment is determined to have been terminated for purposes of the Plan by the Committee. The Termination Date specifically does not include any period following that date which the Participant may be eligible for or in receipt of other payments from the Company including in lieu of notice or termination or severance pay or as wrongful dismissal damages.

3.
Eligibility.
(a)
Only Employees of the Company or a Participating Subsidiary (i) whose customary employment is 20 hours or more per week and (ii) whose customary employment is for five months or more in any calendar year shall be eligible to be granted Options under the Plan and, in no event may a Participant be granted an Option under the Plan following his or her Termination Date.
(b)
Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the 423 Component of the Plan if (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding Options or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries or (ii) such Option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time each such Option is granted) for each calendar year in which such Option is outstanding at any time. Except as otherwise determined by the Committee prior to the commencement of an Offering Period, no Participant may purchase more than 5,000 Shares during any Offering Period, it being understood that beginning with any Offering Period commencing after April 9, 2025, the Committee has determined that (A) no more than 4,000 Shares may be purchased during any such Offering Period, and (B) to the extent there are multiple Purchase Periods within any such Offering Period, the number of Shares that may be purchased with respect to any such Purchase Period shall not exceed the 4,000 Shares described above divided by the total number of Purchase Periods within such Offering Period.
4.
Exercise of an Option. Options shall be exercised on behalf of Participants in the Plan every Exercise Date, using (i) payroll deductions that have accumulated in the Participants’ Purchase Accounts during the immediately preceding Purchase Period or that have been retained from a prior Purchase Period pursuant to Section 8 hereof and (ii) additional contributions to the Company made pursuant to the Cashless Participation Program approved by the Committee.
5.
Participation.
(a)
Unless otherwise determined by the Committee prior to the commencement of an Offering Period and in accordance with Section 423 of the Code with respect to the 423 Component, an Employee shall be eligible to participate on the first Enrollment Date that occurs after such Employee’s first date of employment with the Company or a Participating Subsidiary; provided, that such Employee properly completes and submits an election form by the deadline prescribed by the Company.
(b)
An Employee who does not become a Participant on the first Enrollment Date on which he or she is eligible may thereafter become a Participant on any subsequent Enrollment Date by properly completing and submitting an election form by the deadline prescribed by the Company.
(c)
Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Purchase Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12 hereof.

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6.
Payroll Deductions and Other Contributions.
(a)
A Participant shall elect to have payroll deductions made during a Purchase Period equal to no less than 1% of the Participant’s Compensation up to a maximum of 15% (or such greater amount as the Committee establishes from time to time). The amount of such payroll deductions shall be in whole percentages. All payroll deductions made by a Participant shall be credited to his or her Purchase Account. In addition to such payroll deductions credited to a Participant’s Purchase Account during the Purchase Period, Participants other than executive officers of the Company, within the meaning of the 1934 Act, may elect to purchase Shares pursuant to a cashless participation program approved by the Committee (the “Cashless Participation Program”) by designating an additional amount to be contributed to such Participant’s Purchase Account at the end of such Purchase Period. In addition, notwithstanding any provisions to the contrary in the Plan, the Committee may allow participants to make other contributions under the Plan via cash, check, or other means instead of payroll deductions if payroll deductions are not permitted under applicable local law, and for any Offering Period under the 423 Component, the Committee determines that such other contributions are permissible under Section 423 of the Code.
(b)
Except as otherwise determined by the Committee prior to the commencement of an Offering Period, a Participant may not increase the rate of payroll deductions or other contributions to be made to the Plan during a Purchase Period. A Participant may decrease the rate of payroll deductions during a Purchase Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee and/or any other forms required by the Committee and by following any other procedures as may be established by the Committee, in which case the new rate shall become effective as soon as administratively practicable after the Participant elects such change and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during a Purchase Period, but not more than one (1) change may be made effective during any Purchase Period, except that a Participant may elect at any time during a Purchase Period, regardless of whether the Participant previously decreased his or her payroll deduction percentage, to reduce his or her contribution percentage to 0% and such change shall become effective as soon as administratively practicable after the Participant elects such change and shall continue for the remainder of the Offering Period unless changed as described below. If a Participant reduces his or her payroll deduction percentage to 0%, then any election to purchase Shares pursuant to the Cashless Participation Program shall automatically terminate. A Participant may change his or her payroll deduction percentage or additional contribution amount under subsection (a) above for any subsequent Purchase Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee. The change in amount shall be effective as of the first Enrollment Date following the date of filing of the election change form. Unless otherwise determined by the Committee prior to the commencement of an Offering Period, a payroll deduction election and additional contribution election will automatically apply to the next Offering Period, unless otherwise cancelled or changed by the Participant prior to the commencement of such Offering Period.
(c)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant’s payroll deduction and additional contribution elections may be decreased to 0% at any time during an Offering Period. Payroll deductions and additional contributions shall recommence at the rate provided in such Participant’s election form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12 hereof.
7.
Grant of Option. On the applicable Enrollment Date, each Participant in an Offering Period shall be granted an Option to purchase on the applicable Exercise Date a number of full Shares determined by dividing such Participant’s payroll deductions and additional contributions accumulated on or before such Exercise Date and retained in the Participant’s Purchase Account as of the applicable Exercise Date by the applicable Purchase Price; provided that in no event will a Participant be permitted to purchase during each Offering Period or Purchase Period (as the case may be) more than a fixed number shares of Common Stock in an amount that the Committee may establish from time to time pursuant to Section 3(b) hereof.
8.
Exercise of Option. A Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions and additional contributions in his or her Purchase Account. If the Fair Market Value of a Share on the first day of the current

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Offering Period in which a participant is enrolled is higher than the Fair Market Value of a Share on the first day of any subsequent Offering Period, the Company may establish procedures to automatically enroll such participant in the subsequent Offering Period and any funds accumulated in a participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Exercise Date immediately prior to the first day of such subsequent Offering Period. A participant does not need to file any forms with the Company to be automatically enrolled in the subsequent Offering Period.

No fractional Shares shall be purchased; any payroll deductions and other contributions accumulated in a Participant’s Purchase Account which are not sufficient to purchase a full Share shall be retained in the Purchase Account for the next subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 12 hereof. All other payroll deductions and other contributions accumulated in a Participant’s Purchase Account and not used to purchase Shares on an Exercise Date shall be distributed to the Participant. During a Participant’s lifetime, a Participant’s Option is exercisable only by him or her. The Company shall satisfy the exercise of all Participants’ Options for the purchase of Shares through (a) the issuance of authorized but unissued Shares, (b) the transfer of treasury Shares, (c) the purchase of Shares on behalf of the applicable Participants on the open market through an independent broker and/or (d) a combination of the foregoing.

9.
Issuance of Stock. The Shares purchased by each Participant shall be issued in book entry form and shall be considered to be issued and outstanding to such Participant’s credit as of the end of the last day of each Purchase Period. The Committee may permit or require that shares be deposited directly in a Brokerage Account with one or more brokers designated by the Committee or to one or more designated agents of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that Shares be retained with such brokers or agents for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares, and may also impose a transaction fee with respect to a sale of Shares issued to a Participant’s credit and held by such a broker or agent. The Committee may permit Shares purchased under the Plan to participate in a dividend reinvestment plan or program maintained by the Company, and establish a default method for the payment of dividends.
10.
Approval by Stockholders. Notwithstanding the above, the Plan is expressly made subject to the approval of the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. If the Plan is not so approved by the stockholders within 12 months before or after the date the Plan is adopted by the Board, this Plan shall not come into effect.
11.
Administration.
(a)
Powers and Duties of the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, Section 423 of the Code and the regulations thereunder with respect to the 423 Component, the Committee shall have the discretionary authority to determine the time and frequency of granting Options, the duration of Offering Periods and Purchase Periods, the terms and conditions of the Options and the number of Shares subject to each Option. The Committee shall also have the discretionary authority to do everything necessary and appropriate to administer the Plan, including, without limitation, interpreting the provisions of the Plan (but any such interpretation shall not be inconsistent with the provisions of Section 423 of the Code with respect to the 423 Component). All actions, decisions and determinations of, and interpretations by the Committee with respect to the Plan shall be final and binding upon all Participants and upon their executors, administrators, personal representatives, heirs and legatees. No member of the Board or the Committee shall be liable for any action, decision, determination or interpretation made in good faith with respect to the Plan or any Option granted hereunder. With respect to the 423 Component, an Offering Period shall be administered so as to ensure that all Participants have the same rights and privileges as provided by Section 423(b)(5) of the Code.
(b)
Administrator. The Company, Board or the Committee may engage the services of one or more brokerage firms or other companies to perform certain ministerial and procedural duties under the Plan including, but not limited to, mailing and receiving notices contemplated under the Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing with the appropriate tax authorities proper tax returns and forms (including information returns) and providing to each Participant statements as required by law or regulation.

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(c)
Indemnification. Each person who is or shall have been (a) a member of the Board, (b) a member of the Committee, or (c) an officer or employee of the Company to whom authority was delegated in relation to this Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, any contract with the Company, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

12.
Withdrawal. A Participant may withdraw from the Plan by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the Committee, which must be submitted prior to the date specified by the Committee before the last day of the applicable Offering Period. Upon withdrawal, any payroll deductions credited to the Participant’s Purchase Account prior to the effective date of the Participant’s withdrawal from the Plan will be returned to the Participant. No further payroll deductions or additional contributions for the purchase of Shares will be made during subsequent Offering Periods, unless the Participant properly completes and submits an election form, by the deadline prescribed by the Company. A Participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in the Plan or in any similar plan that may hereafter be adopted by the Company.
13.
Termination of Employment. On the Termination Date of a Participant for any reason prior to the applicable Exercise Date, whether voluntary or involuntary, and including termination of employment due to retirement, death or as a result of liquidation, dissolution, sale, merger or a similar event affecting the Company or a Participating Subsidiary, the corresponding payroll deductions credited to his or her Purchase Account will be returned to him or her or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 16, and his or her Option will be automatically terminated.
14.
Interest. No interest shall accrue on the payroll deductions or other contributions of a Participant in the Plan.
15.
Stock.
(a)
The stock subject to Options shall be common stock of the Company as traded on NASDAQ or on such other exchange as the Shares may be listed.
(b)
Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall be 45,814 Shares. In addition, subject to adjustments upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall automatically increase on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021, and continuing until (and including) the fiscal year ending December 31, 2030, with such annual increase equal to the lesser of (i) 45,814 Shares, (ii) 1% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year, and (iii) an amount determined by the Board. If, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
(c)
A Participant shall have no interest or voting right in Shares covered by his or her Option until such Option has been exercised and the Participant has become a holder of record of Shares acquired pursuant to such exercise.
16.
Designation of Beneficiary. The Committee may permit Participants to designate beneficiaries to receive any Purchased Shares or payroll deductions, if any, in the Participant’s accounts under the Plan in the event of such Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the Purchased Shares and payroll deductions, if any, will be distributed to the Participant’s estate.

2025 Proxy Statement	E-6

17.
Assignability of Options. Neither payroll deductions or other contributions credited to a Participant’s Purchase Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the Participant; provided that the Shares acquired pursuant to the terms of the Cashless Participation Program may be pledged and sold pursuant to the terms of the Cashless Participation Program. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 12 hereof.
18.
Adjustment of Number of Shares Subject to Options.
(a)
Adjustment. Subject to any required action by the stockholders of the Company, the maximum number of securities available for purchase under the Plan, as well as the price per security and the number of securities covered by each Option under the Plan which has not yet been exercised shall be appropriately adjusted in the event of any a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock of the Company, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. If any such adjustment would result in a fractional security being available under the Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. With respect to the 423 Component, the Options granted pursuant to the Plan shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of Shares as of the date on which such Offering Period terminates or return to each Participant the payroll deductions credited to such Participant’s Purchase Account.
(c)
Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding Options and return to each Participant the payroll deductions credited to such Participant’s Purchase Account or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.
19.
Amendments or Termination of the Plan.
(a)
The Board or the Committee may at any time and for any reason amend, modify, suspend, discontinue or terminate the Plan without notice; provided that no Participant’s existing rights in respect of existing Options are adversely affected thereby. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.
(b)
Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Purchase Price, Offering Periods, Purchase Periods, eligibility requirements, limit or increase the frequency and/or number of changes in the amount withheld during a Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding or other contributions in an amount less than or greater than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion

2025 Proxy Statement	E-7

advisable which are consistent with the Plan; provided, however, that changes to (i) the Purchase Price, (ii) the Offering Period, (iii) the Purchase Period, (iv) the maximum percentage of Compensation that may be deducted pursuant to Section 6(a) or (v) the maximum number of Shares that may be purchased in a Purchase Period, shall not be effective until communicated to Participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.
20.
No Other Obligations. The receipt of an Option pursuant to the Plan shall impose no obligation upon the Participant to purchase any Shares covered by such Option. Nor shall the granting of an Option pursuant to the Plan constitute an agreement or an understanding, express or implied, on the part of the Company to employ the Participant for any specified period.
21.
Notices and Communication. Any notice or other form of communication which the Company or a Participant may be required or permitted to give to the other shall be provided through such means as designated by the Committee, including but not limited to any paper or electronic method.
22.
Condition upon Issuance of Shares.
(a)
Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.
General Compliance. The Plan will be administered and Options will be exercised in compliance with the 1933 Act, 1934 Act and all other applicable securities laws and Company policies, including without limitation, any insider trading policy of the Company.
24.
Term of the Plan. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board and (ii) its approval by the stockholders of the Company (the earlier of such events, the “Effective Date”), and shall continue in effect until the earlier of (A) the termination of the Plan pursuant to Section 19 hereof and (B) the ten-year anniversary of the Effective Date, with no new Offering Periods commencing on or after such ten-year anniversary.
25.
Governing Law. The Plan and all Options granted hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without reference to choice of law principles and subject in all cases to the Code and the regulations thereunder.
26.
Non-U.S. Participants. To the extent permitted under Section 423 of the Code, without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees. Each subplan shall constitute a separate “offering” under this Plan in accordance with Treas. Reg. §1.423-2(a) and, to the extent inconsistent with the requirements of Section 423, any such subplan shall be considered part of the Non-423 Component, and rights granted thereunder shall not be required by the terms of the Plan to comply with Section 423 of the Code.
27.
Section 409A. The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may

2025 Proxy Statement	E-8

amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

2025 Proxy Statement	E-9

Outset OUTSET MEDICAL, INC. 3052 ORCHARD DR. SAN JOSE, CA 95134 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OM2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: OUTSET MEDICAL, INC. V69102-P26703 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR each of the following Class II director nominees: 1. Election of Class II Directors Nominees: 1a. D. Keith Grossman 1b. Patrick T. Hackett For Withhold 0 0 The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5: For Against Abstain 2. To approve, on a non-binding basis, the 2024 compensation of our named executive officers O 0 0 3. To approve an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,950,000 shares 0 0 4. To approve an amendment to our Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 255,000 shares 0 5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025 0 0 0 NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V69103-P26703 OUTSET MEDICAL, INC. Annual Meeting of Stockholders June 2, 2025 10:30 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Leslie Trigg and John Brottem, or either of them, as proxies, each with the power to appoint his or her substitute, and authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OUTSET MEDICAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live audio webcast at 10:30 a.m. Pacific Time on June 2, 2025 at www.virtualshareholdermeeting.com/OM2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side